Liberty Acorn Funds

   Annual Report
 December 31, 2002

                                    [PHOTO]

      Liberty Acorn Family of Funds
           Annual Report 2002

================================================================================
>Why You May Not Have Received A 1099-DIV Tax Form for 2002

Liberty Acorn International Class A was the only Liberty Acorn fund that declared a distribution in 2002. Therefore, if you were a Liberty Acorn International Class A shareholder, and your total distribution was $10.00 or more, you were sent a 1099-DIV tax form. If you owned any other Liberty Acorn fund, there were no distributions in 2002 and we did not send you a 1099, unless you sold fund shares. We have managed the Liberty Acorn Funds so as to avoid paying capital gain distributions in 2002. It's bad enough to lose money and worse to have to pay capital gains taxes to boot.

Liberty Acorn International Class A Distributions

                                                                           Record
                                Short-term    Long-term                      and
                    Income        Capital      Capital    Reinvestment   Ex-dividend    Payable
                   Dividend        Gain         Gain          Price         Date         Date
                   ---------    ----------    ---------   ------------   -----------   --------
December 2002        0.01          None         None         $15.23        12/6/02     12/11/02

================================================================================

>Net Asset Value Per Share as of 12/31/02

                Liberty   Liberty Acorn         Liberty   Liberty Acorn         Liberty
             Acorn Fund   International       Acorn USA   Foreign Forty    Acorn Twenty
---------------------------------------------------------------------------------------
Class A          $15.34          $15.32          $14.18          $10.24          $13.93
---------------------------------------------------------------------------------------
Class B          $15.13          $15.11          $14.01          $10.08          $13.73
---------------------------------------------------------------------------------------
Class C          $15.12          $15.11          $14.01          $10.09          $13.73
---------------------------------------------------------------------------------------

----------------------------
Not FDIC | May Lose Value
         | -----------------
Insured  | No Bank Guarantee
----------------------------

There is no assurance that the trends described in this report will continue or come to pass because, in part, economic and market conditions change frequently. An investment in any of these Funds presents certain risks, including stock market fluctuations due to economic and business developments.

Liberty Acorn Family of Funds Annual Report 2002

    Table of Contents

Liberty Acorn Family of Funds
    Share Class Performance                                                    2
    Fund Performance vs. Benchmarks                                            3

Squirrel Chatter: Plastics                                                     4

Liberty Acorn Fund
    In a Nutshell                                                              6
    At a Glance                                                                7
    Major Portfolio Changes                                                   16
    Statement of Investments                                                  18

Liberty Acorn International
    In a Nutshell                                                              8
    At a Glance                                                                9
    Major Portfolio Changes                                                   27
    Statement of Investments                                                  29
    Portfolio Diversification                                                 33

Liberty Acorn USA
    In a Nutshell                                                             10
    At a Glance                                                               11
    Major Portfolio Changes                                                   34
    Statement of Investments                                                  35

Liberty Acorn Foreign Forty
    In a Nutshell                                                             12
    At a Glance                                                               13
    Major Portfolio Changes                                                   38
    Statement of Investments                                                  39
    Portfolio Diversification                                                 41

Liberty Acorn Twenty
    In a Nutshell                                                             14
    At a Glance                                                               15
    Major Portfolio Changes                                                   42
    Statement of Investments                                                  43

Liberty Acorn Family of Funds
    Statements of Assets and Liabilities                                      44
    Statements of Operations                                                  45
    Statements of Changes in Net Assets                                       46
    Financial Highlights                                                      50
    Notes to Financial Statements                                             56

    Report of Independent Auditors                                            61
    Board of Trustees and
      Management of Acorn                                                     63

Liberty Acorn Family of Funds

      >Share Class Performance Average Annual Total Returns through 12/31/02

                                        Class A                         Class B                         Class C
                                Without          With           Without          With           Without          With
                             Sales Charge    Sales Charge    Sales Charge    Sales Charge    Sales Charge    Sales Charge
-------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Fund
(6/10/70)
-------------------------------------------------------------------------------------------------------------------------
3 month*                          7.35%           1.18%           7.15%           2.15%           7.08%           6.08%
-------------------------------------------------------------------------------------------------------------------------
1 year                          -13.82          -18.78          -14.37          -18.66          -14.38          -15.24
-------------------------------------------------------------------------------------------------------------------------
5 years                           7.18            5.91            6.88            6.61            6.87            6.87
-------------------------------------------------------------------------------------------------------------------------
10 years                         12.35           11.69           12.20           12.20           12.19           12.19
-------------------------------------------------------------------------------------------------------------------------
Life of Fund                     15.46           15.25           15.41           15.41           15.41           15.41
-------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
International (9/23/92)
-------------------------------------------------------------------------------------------------------------------------
3 month*                          3.58%          -2.37%           3.28%          -1.72%           3.28%           2.28%
-------------------------------------------------------------------------------------------------------------------------
1 year                          -16.46          -21.26          -17.07          -21.22          -17.02          -17.85
-------------------------------------------------------------------------------------------------------------------------
5 years                           1.61            0.42            1.32            1.01            1.32            1.32
-------------------------------------------------------------------------------------------------------------------------
10 years                          7.42            6.79            7.27            7.27            7.27            7.27
-------------------------------------------------------------------------------------------------------------------------
Life of Fund                      7.91            7.29            7.76            7.76            7.76            7.76
-------------------------------------------------------------------------------------------------------------------------
Liberty Acorn USA
(9/4/96)
-------------------------------------------------------------------------------------------------------------------------
3 month*                          8.16%           1.94%           8.02%           3.02%           8.02%           7.02%
-------------------------------------------------------------------------------------------------------------------------
1 year                          -18.97          -23.63          -19.48          -23.51          -19.48          -20.29
-------------------------------------------------------------------------------------------------------------------------
5 years                           2.60            1.40            2.33            1.99            2.33            2.33
-------------------------------------------------------------------------------------------------------------------------
Life of Fund                      9.28            8.26            9.05            9.05            9.05            9.05
-------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Foreign
Forty (11/23/98)
-------------------------------------------------------------------------------------------------------------------------
3 month*                          2.91%          -3.00%           2.75%          -2.25%           2.75%           1.75%
-------------------------------------------------------------------------------------------------------------------------
1 year                          -15.16          -20.04          -15.72          -19.93          -15.71          -16.55
-------------------------------------------------------------------------------------------------------------------------
3 year                          -19.55          -21.12          -19.97          -20.77          -19.94          -19.94
-------------------------------------------------------------------------------------------------------------------------
Life of Fund                      0.96           -0.48            0.58            0.09            0.60            0.60
-------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Twenty
(11/23/98)
-------------------------------------------------------------------------------------------------------------------------
3 month*                          5.93%          -0.16%           5.78%           0.78%           5.78%           4.78%
-------------------------------------------------------------------------------------------------------------------------
1 year                           -8.17           -13.45          -8.77          -13.33           -8.77           -9.68
-------------------------------------------------------------------------------------------------------------------------
3 year                            3.33            1.31            2.83            1.88            2.83            2.83
-------------------------------------------------------------------------------------------------------------------------
Life of Fund                     10.87            9.28           10.48           10.12           10.48           10.48
-------------------------------------------------------------------------------------------------------------------------

*     Quarterly numbers are not annualized.

Past performance does not guarantee future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year -5%, fourth year
- 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%; and the Class C contingent deferred sales charge of 1% for the first year only. Performance of the different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B and C share (newer class shares) performance information includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares. The newer class shares were first offered for sale on October 16, 2000. These Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class A, B and C shares would have been lower.

> Fund Performance vs. Benchmarks

      Class A shares, without Sales Charge, Average Annual Total Returns through 12/31/02+

                                4th*        1           3           5           10           Life
                              Quarter      year       years       years        years       of Fund
--------------------------------------------------------------------------------------------------
Liberty Acorn
Fund (6/10/70)                 7.35%     -13.82%       0.00%       7.18%       12.35%       15.46%
--------------------------------------------------------------------------------------------------
S&P 500                        8.44%     -22.10%     -14.55%      -0.59%        9.35%       11.65%
--------------------------------------------------------------------------------------------------
Russell 2000                   6.16%     -20.48%      -7.54%      -1.36%        7.15%          NA
--------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index               5.79%     -19.23%      -2.56%       1.39%        8.70%          NA
--------------------------------------------------------------------------------------------------
Lipper Mid-Cap Core
Funds Index                    6.59%     -17.37%      -5.84%       2.90%        9.28%          NA
--------------------------------------------------------------------------------------------------
Liberty Acorn
International (9/23/92)        3.58%     -16.46%     -19.39%       1.61%        7.42%        7.91%
--------------------------------------------------------------------------------------------------
EMI Global ex-US               4.82%      -6.89%     -11.44%      -1.10%        3.00%        2.45%
--------------------------------------------------------------------------------------------------
EAFE                           6.45%     -15.94%     -17.24%      -2.89%        4.01%        3.44%
--------------------------------------------------------------------------------------------------
Lipper Int'l Small-
Cap Funds Index                3.02%      -7.95%     -13.54%       2.93%          NA           NA
--------------------------------------------------------------------------------------------------
Liberty Acorn USA
(9/4/96)                       8.16%     -18.97%      -4.40%       2.60%          --         9.28%
--------------------------------------------------------------------------------------------------
Russell 2000                   6.16%     -20.48%      -7.54%      -1.36%          --         3.53%
--------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index               5.79%     -19.23%      -2.56%       1.39%          --         5.67%
--------------------------------------------------------------------------------------------------
S&P 500                        8.44%     -22.10%     -14.55%      -0.59%          --         6.31%
--------------------------------------------------------------------------------------------------
Liberty Acorn Foreign
Forty (11/23/98)               2.91%     -15.16%     -19.55%         --           --         0.96%
--------------------------------------------------------------------------------------------------
EAFE                           6.45%     -15.94%     -17.24%         --           --        -6.78%
--------------------------------------------------------------------------------------------------
SSB World ex-US
Cap Range $2-$10B              3.95%      -9.18%     -10.33%         --           --        -1.99%
--------------------------------------------------------------------------------------------------
Lipper International
Funds Index                    6.64%     -13.83%     -15.99%         --           --        -4.31%
--------------------------------------------------------------------------------------------------
Liberty Acorn Twenty
(11/23/98)                     5.93%      -8.17%       3.33%         --           --        10.87%
--------------------------------------------------------------------------------------------------
S&P MidCap 400                 5.83%     -14.51%      -0.05%         --           --         6.04%
--------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Index                   4.70%     -28.47%     -22.06%         --           --        -1.57%
--------------------------------------------------------------------------------------------------
S&P 500                        8.44%     -22.10%     -14.55%         --           --        -5.32%
--------------------------------------------------------------------------------------------------

+ Class A shares (newer class shares) performance information includes returns of the Funds' Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares.

*     Quarterly numbers are not annualized.

Past performance does not guarantee future results. Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates. The investment return and principal value of an investment in any Liberty Acorn Fund will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

Description of indexes: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P Mid-Cap 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. Russell 2000 is an unmanaged, market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. EMI Global ex-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. SSB World ex-US Cap Range $2-$10 Billion is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Core Funds Index -- 30 mid-cap core funds; Lipper Mid-Cap Growth Index -- 30 mid-cap growth funds; Lipper International Funds Index -- 30 largest non-U.S. funds, not including non-U.S. small cap funds; Lipper International Small-Cap Funds Index -- 10 largest non-U.S. funds investing in small cap companies, including Liberty Acorn International; Lipper Small-Cap Core Funds Index -- 30 largest small cap core funds, including Liberty Acorn Fund. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Liberty Acorn Funds statement of additional information. It is not possible to invest directly in an index.

>Squirrel Chatter: Plastics

[PHOTO]

The movie "The Graduate" came out in 1967. There were several famous lines in the film, including Dustin Hoffman as Ben Braddock telling Anne Bancroft, "Mrs. Robinson, you're trying to seduce me!" (Good forecast!) Another was a poolside conversation between a Mr. McGuire and Ben.

Mr. McGuire: "Ben, I want to say just one word to you -just one word."

Ben: "Yes sir."

Mr. McGuire, gravely: "Plastics."

Ben: "Exactly how do you mean?" Mr.

McGuire: "There's a great future in plastics. Think about it. Will you think about it?"(1)

      This instantly became the best one-liner of the decade. The question is, why was it funny? At the time, guitarist and potter were respected vocations. Looking for a means to make real money, perhaps by making plastics, was considered selling out. There was no shortage of musicians or artisans in the 60s. Most ended up stowing the guitar in an attic when a prospective spouse said, "Yeah, you're cool, but no way will I shack up with somebody who doesn't have a job. How do you intend to support our family?"

      How good was the advice about plastics? In fact, from 1980 to 2001 the plastics industry expanded steadily at a rate of 3.7%, a very satisfactory growth rate. The value of shipments for the plastics industry in 2000 was $132 billion and still growing. The amount of plastic use per person in the United States has more than doubled over the last 20 years, and the rest of the world is starting to catch up. Plastics technology has improved too. The LEXAN polycarbonate shell for your laptop or cell phone is a highly sophisticated component. So, there was nothing wrong with Mr. McGuire's idea. It was a whole lot better than telling Ben to look for work in the steel, textile or coal industries.

      Making good long-term forecasts is quite complicated. It's interesting to go back and find those who attempted to predict what the future might bring and see how they did. One guy who was brave enough to make a 100-year forecast was the famous economist John Maynard Keynes. He wrote an essay in 1930 called, "Economic Possibilities for our Grandchildren"(2) that was bold, interesting and likely to be correct.

      1930 was not a happy year. The boom of the Twenties turned into the Great Depression. The banking system was collapsing. For the next half dozen years, the problems of unemployment, stagnation and poverty seemed overwhelming. Political revolution, either fascist or communist, was a real threat. Still, Keynes looked across the decades to a time of prosperity. Using the power of compound interest, he calculated that in the year 2030 per capita GDP might well be eight times what it was in 1930, assuming stable population and no important wars. The assumption of a stable population proved to be fairly accurate in Europe, North America and Japan, and generally incorrect for most of the rest of the world. The assumption of no important wars was violated in the late 1930s but despite that unfortunate event, the 2030 projections are still on target. Per capita GDP in the United States ($22,000) is four times what it was in 1929 and another doubling in the next 28 years is certainly plausible.

      Keynes' belief in future economic growth developed a concept barely over a century old at that time. He saw the great age of scientific and technological innovations as a harbinger of even greater things to come. He listed 15 areas that he believed would drive future economic growth. Power generation (coal, steam, electricity and petroleum) and materials (steel, rubber, cotton and the chemical industries) dominated his list, taking eight spots. Another three focused on machinery (automatic machinery, mass production and printing). Communication, in the form of the wireless, received just one position in the
15. He gave credit for recent advances to scientists such as Newton, Darwin and Einstein and "thousands of other things and men." He thought that future discoveries and inventions, in a peaceful society without excessive population growth, would be able to solve the economic problem of scarcity that had plagued mankind forever.

      There were some interesting industries on Keynes' list that were and are important but are not areas that anyone invests in anymore, such as coal, steam, rubber and cotton. (Steam power is now confined to the innards of electrical generating plants.) The chemical industry has continued to be crucial, including the sub-sectors of pharmaceuticals, fertilizers and, of course, plastics. However, the great chemical companies of Keynes' era -- DuPont, Dow, Rohm & Haas -- have gone from being at the forefront of growth to becoming commodity-producing companies barely earning their cost of capital. Forbes recently wrote on DuPont, describing it as a low-return, struggling company.(3) Keynes would have undoubtedly been surprised to see the vast expansion of electronics and computers. Today when one talks about technology stocks one means primarily the computer industry, and plastics don't count. However, there are strong signs that many high-tech categories are becoming commodities too (cell phones, DRAMs, PCs).

      Keynes gave very good advice. The long-term future of the world was excellent despite the horrid short-term problems of the Great Depression. Mr. McGuire was right. Plastics was a fine growth industry. Still, advising Ben to go to work for IBM would have been even better advice. Rotation continues. Once-great companies have disappeared or have become relatively unimportant -Pennsylvania Railroad, U.S. Steel, A&P, and (alas) FAO Schwartz. The total economy grows steadily, but industries and companies go through a life cycle of birth, growth, maturity and decay. The objective of small-cap and mid-cap investing is to find companies in the growth stage and get out as they mature. Sounds easy enough.

2002 Scarlet A Winners

      "The political problem of mankind is to combine three things: Economic Efficiency, Social Justice, and Individual Liberty ... The third prefers, above everything, to give unhindered opportunity to the exceptional and aspiring."(4)

      We believe our analysts and portfolio managers are exceptional and aspiring. In addition to our stellar internal resources, we get valuable assistance from other members of the investment world. We honor these individuals with the coveted Scarlet A certificate. To win this prize for 2002, the recommended stock had to increase more than 40% and make more than $20 million on the domestic side. The international criteria were an increase of at least 30% and a $5 million gain.

      Natural gas producer XTO Energy topped the list of 2002 domestic winners. A terrific long-term holding for the funds, XTO (then Cross Timbers Oil) was a Scarlet A winner in 2000 as well. The credit, once again, goes to Brad Beago of Credit Lyonnais Securities for bringing us this idea. Also an encore appearance, prison management company Wackenhut earns a Scarlet A for Jim Macdonald of First Analysis for the second year in a row. Matt Reiner of Paradigm Capital Management earns the A for Avid Technology, a provider of digital editing software and systems.

      Small- and middle-market bank Anglo Irish Bank led the international winners. Credit goes to David Smith of Davy Stockbrokers in Dublin for this winning suggestion. Italian offshore oil and drilling company Saipem also earns a Scarlet A for 2002. We've held this stock for over seven years and, most recently, have turned to David Dudlyke of Credit Suisse First Boston and Peter Los of Rabo Securities for valuable insight and guidance on the stock.


/s/ Ralph Wanger

Ralph Wanger
Chief Investment Officer, Liberty Wanger Asset Management, L.P.
Lead Portfolio Manager, Liberty Acorn Trust
--------------------------------------------------------------------------------

Who Should Pay the Tax on Dividends?

In the first quarter of 2002, "Squirrel Chatter" discussed dividends. What a good idea it would be to restore the practice of paying them! We suggested that institutions might soon start demanding dividends again and companies would therefore reinstate them. In January, the Bush administration proposed a series of tax changes including changing the taxation of dividends. There is a plausible theory of taxation that says every stream of income should be taxed, but only once. Single-taxation is true for corporate bond interest, but not true for dividends, which are taxed first at the corporate level and then at the shareholder level. Most other countries tax dividends only once.

      Bush suggested eliminating the tax to the shareholder, which we believe is better than the current approach, but not the correct solution. We feel the right way to do it is to make dividends deductible to the corporation (paid out of pre-tax income, the same way bond interest is handled). Then the shareholder getting the dividend would pay tax at his own tax rate. The administration plan to eliminate the tax at the shareholder level has some undesirable side effects. First, corporate managers have no incentive to increase dividends since their economics have not changed. Second, there would be unwelcome competition for income with the municipal bond community, the REIT industry, etc. In order to cure some of these defects, Bush's tax proposal then added on a cost-basis adjustment for undistributed profits. This would cause every shareholder to have to perform some arcane bookkeeping adjustments each year. The tax code should be simplified, not made more complex. However, in our opinion the basic idea of increasing dividends is terrific.

      Why do we want to see more dividends? From the shareholder's point of view, a dollar of certain dividend income is more valuable than the riskier prospects for a dollar in capital gains. Second, we believe leaving the cash in the corporate treasury is unwise. In certain cases, the money is either wasted repurchasing stock at bloated prices, used for foolish capital investments, or taken by management in the form of excessive stock option grants. Returning the money to the shareholders would reduce waste and mishandling.

----------
(1) "The Graduate" is based on a book by the same name, written by Charles Webb and first published in 1963.

(2) Keynes, John Maynard, Essays In Persuasion, Harcourt, Brace and Company, New York, 1932, pgs. 358-373.

(3)   Forbes, February 3, 2003, pgs. 54-60.

(4)   Keynes, John Maynard, Liberalism and Labour, 1926.

Liberty Acorn Fund
      >In a Nutshell

[PHOTOS]

Liberty Acorn Fund dropped 13.82% (Class A shares, without sales charge) in 2002, but still outperformed all of its benchmarks (see Page 3 for performance data). During the fourth quarter, Liberty Acorn Fund rose 7.35%, somewhat better than small-cap averages but slightly less than the large-cap S&P 500. While we are not happy to lose money during the year, we are proud that we have given back only a little of our bull market gains and that the Fund has great long-term performance.

      The Fund's outperformance for the year was the result of strong individual stock selection and relatively small investments in the worst groups. The Fund's best stocks were in a variety of industries. Commonwealth Bancorp's stock more than doubled in the year. Video-editing equipment producer Avid Technology showed a 90% jump, ladies' accessories company Coach bagged a 67% gain, while guard and prison company Wackenhut secured a 73% profit on a takeover. We had less than half the market weightings in biotech and technology equipment stocks, groups that halved during the year.

      Problem stocks for the year included Dynegy, off over 90%, AmeriCredit, down 75%, and THQ, which fell 59%. We have given up on Dynegy, but continue to hold AmeriCredit and THQ. We think AmeriCredit will recover when the economy improves and the consumer finance shakeout ends. We believe THQ will benefit when the video game cycle shifts from core gamer software to mass market titles.

      Technology and media stocks were the Fund's biggest winners in the fourth quarter. Avid more than doubled while employee timeclock maker Kronos booked a 50% gain. While both companies produce technology hardware, related software and services have been keys to their success. CATV company Mediacom rebounded 65% from a deeply discounted valuation, while Getty Images rose over 50% on improved free cash flow.

      A year ago we mentioned that we were buying computer software and services stocks. We thought the stocks were cheap, balance sheets were in good shape, costs were controlled, and revenue growth would eventually accelerate. We continued to buy during the year as additional opportunities arose. Our selections were off less than their group for the year, and were profitable in the fourth quarter. We recently added to the Fund's energy holdings because we believed that a number of energy stocks did not reflect an improved outlook for domestic natural gas. We think that purchases of these and numerous other stocks will prove rewarding over the long run.


/s/ Ralph Wanger                        /s/ Charles P. McQuaid

Ralph Wanger                            Charles P. McQuaid
Lead Portfolio Manager                  Co-Portfolio Manager

--------------------------------------------------------------------------------

Money in the Banks

Shareholders of Commonwealth Bancorp, a Philadelphia savings and loan, recently approved its sale to a subsidiary of the Royal Bank of Scotland. Commonwealth was our latest in a string of successful investments in banks and S&Ls. Many banks and S&Ls are regional franchises with loyal customers, high local market shares, and low cost deposits. The group benefits from being downstream from technology by cutting costs through computerization. The banking industry consists of thousands of independent entities in the United States. Since economies of scale exist, the industry has been consolidating and acquisition premiums appear justified. When purchased at the right price, bank stocks often prove rewarding. With nearly 200 public small-cap banks and S&Ls to chose from, there are lots of stocks to analyze. We welcome David Frank who joined us in 2002 to follow part of the group plus other financial services stocks.

--------------------------------------------------------------------------------

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/02, the Fund's positions in the holdings mentioned were:
Commonwealth Bancorp, 0.1%; Avid Technology, 0.8%; Coach, 1.0%; Wackenhut, 0.0%; Dynegy, 0.0.%; AmeriCredit, 0.7%; THQ, 0.4%; Kronos, 0.8%; Mediacom, 0.3%; Getty Images, 0.6%.


A                                       6

Liberty Acorn Fund
      >At a Glance Ticker                                         Symbol: LACAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns)

--------------------------------------------------------------------------------
      >Through December 31, 2002

                                ------------------------------------------------
                                           1 year        5 years        10 years
                                ------------------------------------------------
Returns before                  NAV        -13.82%         7.18%         12.35%
taxes                           POP        -18.78          5.91          11.69
--------------------------------------------------------------------------------
Returns after taxes             NAV        -13.82          5.27          10.16
on distributions                POP        -18.78          4.03           9.51
--------------------------------------------------------------------------------
Returns after taxes             NAV         -8.49          5.72           9.88
on distributions and            POP        -11.53          4.66           9.29
sale of fund shares
--------------------------------------------------------------------------------
Russell 2000 (pretax)                      -20.48         -1.36           7.15
--------------------------------------------------------------------------------
S&P 500 (pretax)                           -22.10         -0.59           9.35
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

--------------------------------------------------------------------------------

Liberty Acorn Fund Portfolio Diversification

--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2002

      [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINT MATERIAL]

22.7% Information
      Software/Services 12.6%
      Computer Related Hardware 6.7%
      Media 2.3%
      Telecommunications 1.1%

5.8%  Real Estate

7.1%  Energy/Minerals

9.3%  Health Care

19.1% Consumer Goods/Services

13.7% Finance

11.8% Industrial Goods/Services

10.5% Other*

* Other includes cash and other assets less liabilities of 10.1%. Foreign equities within the portfolio were 7.8% diversified by country as follows:
      4.7% Europe; 1.4% Canada; 0.9% Asia without Japan; 0.2% Australia; 0.5% Japan; 0.1% Latin America.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Fund

--------------------------------------------------------------------------------
      >December 31, 1992 through December 31, 2002

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 6/10/1970, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. Indexes are unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $5,740.6 million

Line Chart:
                  Libery            Liberty
                  Acorn             Acorn
                  with              without
                  sales             sales            Russell           S&P
                  charge            charge           2000              500
12/31/92          10000             9425             10000             10000
                  10430             9830.28          10338.5           10086.3
                  10400.8           9802.75          10099.7           10223.8
                  10963.5           10333.1          10427.4           10439.5
                  10688.3           10073.7          10141.2           10187.2
                  11569             10903.8          10589.9           10459.7
                  11700.9           11028.1          10656             10490.4
                  11641.2           10971.9          10803.1           10448.1
                  12409.5           11696            11269.8           10844.6
                  12771.9           12037.5          11587.9           10761.5
                  13258.5           12496.1          11886.1           10984
                  12757.3           12023.8          11494.9           10879.3
                  13231.9           12471.1          11887.9           11010.9
                  13298.1           12533.4          12260.6           11385.1
                  13137.2           12381.8          12216.3           11076.2
                  12501.3           11782.5          11571.3           10593.2
                  12605.1           11880.3          11640.1           10729.1
                  12462.6           11746            11509.4           10905.2
                  12036.4           11344.3          11118.5           10637.9
                  12425.2           11710.8          11301.2           10987.2
                  12998             12250.6          11931             11437.6
                  12835.5           12097.5          11891             11157.9
                  12788             12052.7          11844.1           11408.6
                  12290.6           11583.9          11365.7           10993.1
                  12246.3           11542.2          11671.1           11156.2
                  12016.1           11325.2          11523.9           11445.5
                  12406.6           11693.2          12003.2           11891.6
                  12586.5           11862.8          12210             12242.5
                  12726.2           11994.5          12481.5           12603
                  13116.9           12362.7          12696.1           13106.7
                  13646.9           12862.2          13354.6           13411.1
                  14310.1           13487.3          14124             13855.9
                  14461.8           13630.2          14416.2           13890.7
                  14755.4           13906.9          14673.6           14477
                  14138.6           13325.6          14017.3           14425.2
                  14543             13706.7          14606.2           15058.4
                  14794.5           13943.9          14991.6           15348.5
                  15034.2           14169.7          14975.6           15870.9
                  15622             14723.8          15442.3           16018
                  15926.7           15010.9          15756.6           16172.2
                  16775.6           15811            16599.1           16410.7
                  17374.5           16375.4          17253.3           16833.8
                  17037.4           16057.7          16544.8           16898.1
                  16158.3           15229.2          15099.7           16151.6
                  16777.1           15812.4          15976.2           16492.3
                  17394.5           16394.3          16600.8           17420.5
                  17305.8           16310.7          16344.9           17901
                  17792.1           16769.1          17018.4           19254
                  18131.9           17089.3          17464.4           18872.5
                  18770.2           17690.9          17813.5           20051.6
                  18529.9           17464.5          17381.5           20128.2
                  17686.8           16669.8          16561.3           19378.5
                  17784.1           16761.5          16607.5           20535.3
                  19194.4           18090.7          18455.1           21785.6
                  20075.4           18921            19246             22761.6
                  21103.2           19889.8          20141.6           24572.6
                  21200.3           19981.3          20602.5           23196.1
                  22826.4           21513.9          22110.4           24466.4
                  22153             20879.2          21139.1           23649.3
                  22153             20879.2          21002.3           24744.1
                  22662.5           21359.4          21370             25169
                  22261.4           20981.4          21032.7           25447.5
                  23888.7           22515.1          22588             27282.8
                  25381.8           23922.3          23519.6           28680
                  25754.9           24274            23649.6           28968.4
                  24781.3           23356.4          22376             28470.6
                  25311.7           23856.2          22423             29627
                  23876.5           22503.6          20607.8           29311.5
                  19521.4           18398.9          16606.2           25073.7
                  20374.5           19203            17905.8           26680
                  21403.4           20172.7          18636.1           28850.2
                  22283.1           21001.8          19612.4           30598.7
                  24025.6           22644.2          20826             32362
                  24011.2           22630.6          21102.8           33715.2
                  22928.3           21609.9          19393.5           32667.4
                  23171.3           21839            19696.3           33974.3
                  25066.8           23625.4          21461.3           35290.1
                  25465.3           24001.1          21774.8           34456.7
                  26825.2           25282.7          22759.4           36369
                  27214.1           25649.3          22135             35233.4
                  26419.5           24900.4          21315.7           35059.1
                  26274.2           24763.4          21320.4           34097.9
                  27067.7           25511.3          21406.7           36255.7
                  28986.8           27320            22684.9           36992.7
                  32039.1           30196.8          25252.9           39171.5
                  31260.5           29463            24847.3           37203.4
                  33576.9           31646.2          28950.5           36499.2
                  32176.8           30326.6          27041.8           40069.8
                  31069.9           29283.4          25414.5           38864.3
                  30414.3           28665.5          23933.3           38066.9
                  31588.3           29772            26019.6           39005.3
                  31717.8           29894            25182.5           38395.5
                  34030             32073.3          27104             40780.4
                  34598.3           32608.9          26307.3           38627.5
                  33698.8           31761.1          25133             38464.2
                  31926.2           30090.5          22553.1           35431.7
                  35224.2           33198.8          24490             35605.1
                  35858.2           33796.4          25765             36868.3
                  34936.7           32927.8          24074.4           33506.6
                  33340.1           31423            22896.8           31384
                  36270.7           34185.1          24688             33822.8
                  37808.5           35634.6          25294.8           34049.4
                  38303.8           36101.4          26168.3           33220.7
                  37553.1           35393.8          24751.8           32893.7
                  36054.7           33981.6          23952.3           30834.5
                  31144.1           29353.3          20728.1           28344.5
                  32477             30609.6          21941.1           28885
                  34951.8           32942.1          23639.7           31100.7
                  37181.7           35043.8          25098.8           31373.2
                  36806.2           34689.8          24837.8           30915.3
                  36324             34235.4          24157             30319.1
                  38975.7           36734.6          26098.6           31459.4
                  38870.4           36635.4          26336.4           29552.1
                  37681             35514.3          25167.6           29334.4
                  35759.2           33703.1          23918.8           27244.6
                  31496.8           29685.7          20306.3           25121
                  31748.7           29923.2          20254.6           25286
                  29847             28130.8          18800.1           22537.9
                  31100.5           29312.3          19402.8           24521.6
                  33106.5           31202.9          21134.4           25964.9
12/31/02          32045.8           30205.4          19957.7           24439.5


Without                        Class A       Class B       Class C       Class Z
sales charge                   $32,046       $31,610       $31,589       $32,446
--------------------------------------------------------------------------------
With
sales charge                   $30,205       $31,610       $31,589           N/A
--------------------------------------------------------------------------------
Liberty Acorn Fund - A at NAV $32,046

Liberty Acorn Fund - A with sales charge $30,205

S&P 500 $24,440

Russell 2000 $19,958

--------------------------------------------------------------------------------

Liberty Acorn Fund Top 10 Holdings (as a % of net assets)

--------------------------------------------------------------------------------

1. International Game Technology                                            3.2%

Slot Machines & Progressive Jackpots

2. XTO Energy                                                               2.1%

Natural Gas Producer

3. Expeditors International of Washington                                   1.6%

International Freight Forwarder

4. First Health Group                                                       1.6%

PPO Network

5. Harley-Davidson                                                          1.2%

Motorcycles & Related Merchandise

6. Lincare Holdings                                                         1.2%

Home Health Care Services

7. TCF Financial                                                            1.1%

Great Lakes Bank

8. SEI Investments                                                          1.1%

Mutual Fund Administration & Investment
Management

9. Coach                                                                    1.0%

Designer & Retailer of Branded
Leather Accessories

10. Peoples Bank Bridgeport                                                 1.0%

Connecticut Savings & Loan

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       7                                       A

Liberty Acorn International
      >In a Nutshell

[PHOTO]

Liberty Acorn International rose 3.58% (Class A shares, without sales charge) in the fourth quarter. Making some money was welcome after the unrelenting market declines of last summer, and the bounce helped to trim the Fund's loss for the year a bit. The Fund's 16.46% drop for the year was in line with the large-cap oriented EAFE Index but worse than the Fund's smaller cap benchmark, the EMI Global ex-US Index, which only slid 6.89%. However, the Lipper Small-Cap Funds Average* lost 12.13%, which suggests that the benchmark held a lot of stocks that the fund managers didn't own.

      One of the differences between Liberty Acorn International's portfolio and that of the EMI Global ex-US Index is market capitalization. A main driver of the benchmark's outperformance for the year was the outperformance of micro-caps (companies smaller than $250 million). The median size of companies in our portfolio at the end of December was $640 million vs. $334 million for our small-cap benchmark. The smallest stocks slid the least in a year when nothing worked.

      What did the portfolio look like at the end of the year? The number of holdings in the Fund was up only slightly from last year, at 168 names. But the Fund assets were more evenly spread across the portfolio. Increasing diversification reduced risk, evidenced by the fact that portfolio volatility was less than two-thirds that of the EAFE Index. We also brought the median market capitalization down by $342 million from $982 million a year ago. The embedded dividend yield rose to 2.6%, but we did not pass on taxable income to shareholders. Greater tax efficiency is one of the few benefits of the bear market.

      In many respects, today's environment is a mirror image of 1999. Our mood then was ebullient and our valuation models were stretched. Now our mood is muted, and our valuation models have room for error. We don't expect the bull's return anytime soon, but we think the bear must be getting tired by now. We continue to believe that discipline and teamwork should pay off in a world where stock picking is king.


/s/ Leah Joy Zell

Leah Joy Zell
Lead Portfolio Manager

--------------------------------------------------------------------------------

      Harmony Is Good As Gold

Likely the largest gold miner you've never heard of, Harmony Gold came into being over the last five years through the consolidation of several South African gold mines. It is currently the fifth largest producer of gold in the world. We added the stock to Liberty Acorn International's portfolio in March 2002 because it was trading at a substantial discount to better-known gold companies. With the listing of Harmony's ADRs* on the New York Stock Exchange in December 2002, we expected the valuation gap to its higher-trading peers to decline and boost the share price. The Fund's investment in the stock was up 29% at year-end.

* An ADR, or American Depository Receipt, is a certificate issued by a U.S. bank and traded in the U.S. as domestic shares. The certificate represents the number of foreign securities the U.S. bank holds in that security's country of origin.

--------------------------------------------------------------------------------

* The Lipper Small-Cap Funds Average is an equally-weighted average return of all funds in the Lipper International Small-Cap category. As of December 31, 2002, the total number of funds in the category was 98.

Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/02, the Fund's position in Harmony Gold was 0.9%.


I                                       8

Liberty Acorn International
      >At a Glance Ticker                                          Symbol: LAIAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns)

--------------------------------------------------------------------------------
      >Through December 31, 2002

                                      ------------------------------------------
                                               1 year      5 years      10 years
                                      ------------------------------------------
Returns before                        NAV      -16.46%       1.61%        7.42%
taxes                                 POP      -21.26        0.42         6.79
--------------------------------------------------------------------------------
Returns after taxes                   NAV      -16.48        0.45         6.55
on distributions                      POP      -21.28       -0.73         5.92
--------------------------------------------------------------------------------
Returns after taxes                   NAV      -10.10        1.63         6.37
on distributions and                  POP      -13.05        0.66         5.81
sale of fund shares
--------------------------------------------------------------------------------
EMI Global                                      -6.89       -1.10         3.00
ex-US (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

--------------------------------------------------------------------------------

Liberty Acorn International Portfolio Diversification

--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2002

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

20.8% Industrials

 0.5% Computer Software

 0.7% Computer Hardware

 0.6% Telecom

 0.9% Technology Services

 5.5% Broadcasting & Media Content

 7.6% Business Services

 9.3% Health Care

19.3% Other Industries

19.0% Consumer Goods & Services

 9.4% Financials

 6.4% Other*

*     Cash and other assets less liabilities.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn International

--------------------------------------------------------------------------------
      >December 31, 1992 through December 31, 2002

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/23/1992, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The EMI Global ex-US is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Salomon, excluding the U.S. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $1,311.4 million

Line Chart:

                           Liberty Acorn             Liberty Acorn
                           International             International              EMI
                           with sales                without                    Global
                           charge                    charge                     ex-US
12/31/92                   10000                     9425                       10000
                           10084                     9504.17                    10089.3
                           10720.3                   10103.9                    10448.1
                           11225.2                   10579.8                    11500
                           11646.2                   10976.5                    12556
                           12075.9                   11381.5                    13222.1
                           12085.6                   11390.7                    12714.3
                           12085.6                   11390.7                    13105.9
                           12871.1                   12131                      13782.1
                           13011.4                   12263.3                    13494.5
                           13619.1                   12836                      13447
                           13674.9                   12888.6                    12322.8
                           14909.8                   14052.4                    13114.6
                           15555.3                   14660.9                    14426.2
                           15499.3                   14608.1                    14527.1
                           14825.1                   13972.7                    14289.4
                           14927.4                   14069.1                    14716.9
                           14843.8                   13990.3                    14504.1
                           14544                     13707.7                    14806.7
                           14946.9                   14087.4                    14981.5
                           15416.2                   14529.8                    15152
                           15425.4                   14538.5                    14720.6
                           15453.2                   14564.6                    14969.4
                           14597.1                   13757.8                    14106.1
                           14343.1                   13518.4                    14193.3
                           13693.4                   12906                      13602.6
                           13608.5                   12826                      13378.4
                           13853.4                   13056.8                    13892.4
                           14277.3                   13456.4                    14324.5
                           14502.9                   13669                      14141.1
                           14710.3                   13864.5                    13984.8
                           15510.5                   14618.7                    14768.4
                           15350.8                   14468.1                    14418.9
                           15737.6                   14832.7                    14515.9
                           15248.2                   14371.4                    14082
                           15031.6                   14167.3                    14203.2
                           15625.4                   14726.9                    14737.1
                           16237.9                   15304.2                    15084.9
                           16728.3                   15766.4                    15261
                           17029.4                   16050.2                    15582.8
                           17576.1                   16565.4                    16386.3
                           18094.5                   17054.1                    16258
                           18329.8                   17275.8                    16250.4
                           17745.1                   16724.7                    15619.5
                           18000.6                   16965.5                    15774.5
                           18114                     17072.4                    15862.5
                           18293.3                   17241.5                    15761.5
                           18794.6                   17713.9                    16033.5
                           18854.7                   17770.5                    15628
                           19307.2                   18197                      15403
                           19548.5                   18424.5                    15712.3
                           19259.2                   18151.8                    15517
                           18980                     17888.6                    15306.3
                           19807.5                   18668.6                    16209
                           20403.7                   19230.5                    16620.4
                           20538.4                   19357.4                    16460.1
                           19449.8                   18331.5                    15739.7
                           20266.7                   19101.4                    15991.4
                           19168.3                   18066.1                    15216.1
                           18965.1                   17874.6                    14511.1
                           18891.1                   17804.9                    14209.2
                           19157.5                   18055.9                    14655.2
                           20697.8                   19507.6                    15763.4
                           22320.5                   21037                      16525.6
                           22782.5                   21472.5                    16659.3
                           23172.1                   21839.7                    16800.8
                           22766.6                   21457.5                    16208.7
                           22912.3                   21594.8                    16106.3
                           19991                     18841.5                    13989.7
                           19111.3                   18012.5                    13679.6
                           19749.7                   18614.1                    14622.2
                           20869.5                   19669.5                    15125.9
                           21802.3                   20548.7                    15446.5
                           22306                     21023.4                    15338.8
                           21636.8                   20392.7                    15051.4
                           22056.5                   20788.3                    15703.5
                           23375.5                   22031.4                    16661.3
                           23522.8                   22170.2                    16251.8
                           25470.5                   24005.9                    16884
                           26377.2                   24860.5                    17428.7
                           27136.9                   25576.5                    17735.4
                           27590.1                   26003.7                    17654.8
                           28782                     27127                      17493.8
                           33093.5                   31190.6                    18123
                           39076.8                   36829.9                    19356.6
                           38932.2                   36693.6                    18987.6
                           45192.6                   42594                      19718.1
                           43800.6                   41282.1                    19805.7
                           38702.2                   36476.8                    18505.2
                           35826.7                   33766.6                    18118.2
                           37589.3                   35427.9                    19218.7
                           37119.4                   34985.1                    18581.9
                           37954.6                   35772.2                    19114
                           36019                     33947.9                    18132.6
                           33339.2                   31422.1                    17035.4
                           30612                     28851.8                    16284.7
                           31239.5                   29443.3                    16921.2
                           32642.2                   30765.3                    17236.3
                           30282.2                   28541                      16566.6
                           27359.9                   25786.8                    15283.5
                           28407.8                   26774.4                    16283.8
                           28211.8                   26589.6                    16251.1
                           26818.2                   25276.1                    15699.8
                           25737.4                   24257.5                    15239.4
                           25204.6                   23755.3                    15197.5
                           21759.2                   20508                      13218.9
                           22786.2                   21476                      13756
                           24055.4                   22672.2                    14321.5
                           24495.6                   23087.1                    14439.4
                           23895.4                   22521.5                    14178
                           23814.2                   22444.9                    14415.3
                           25043                     23603                      15354.5
                           25856.9                   24370.1                    15674.2
                           25738                     24258                      16175.8
                           24682.7                   23263.5                    15544.9
                           22066.3                   20797.5                    14216.3
                           21706.7                   20458.5                    14130.4
                           19757.4                   18621.3                    12826.7
                           19850.3                   18708.9                    13116.5
                           20451.7                   19275.8                    13606.8
12/31/02                   20432.8                   19257.9                    13444.8

Without                              Class A     Class B     Class C     Class Z
sales charge                         $20,460     $20,168     $20,168     $20,680
--------------------------------------------------------------------------------
With sales charge                    $19,283     $20,168     $20,168         N/A

Liberty Acorn International - A at NAV $20,460

Liberty Acorn International - A with sales charge $19,283

EMI Global ex-US $13,445

--------------------------------------------------------------------------------

Liberty Acorn International Top 10 Holdings (as a % of net assets)

--------------------------------------------------------------------------------

1. Rhoen-Klinikum (Germany)                                                 2.2%

Hospital Management

2. Neopost (France)                                                         1.5%

Postage Meter Machines

3. Power Financial (Canada)                                                 1.3%

Life Insurance & Mutual Funds

4. Kerry Group (Ireland)                                                    1.2%

Food Ingredients

5. Anglo Irish Bank (Ireland)                                               1.2%

Small Business & Middle Market Banking

6. Hunter Douglas (Netherlands)                                             1.2%

Decorative Window Coverings

7. Kaba Holdings (Switzerland)                                              1.1%

Building Security Systems

8. Geberit International                                                    1.1%

(Switzerland)
Plumbing Supplies

9. Amer Group (Finland)                                                     1.1%

Branded Sporting Goods

10. Pargesa (Switzerland)                                                   1.0%

Industrial & Media Conglomerate

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       9                                       I

Liberty Acorn USA
      >In a Nutshell

[PHOTO]

Liberty Acorn USA ended the year on a strong note. The Fund was up 8.16% (Class A shares, without sales charge) for the fourth quarter, outperforming the 6.16% gain of the Russell 2000. The fourth quarter rally was not enough to undo the declines of earlier quarters but Liberty Acorn USA did perform better than the benchmark for the year. The Fund was off 18.97% vs. a 20.48% decline for the Russell 2000.

      The market bottomed out at the end of October and previously pummeled tech stocks were the first to bounce back. Kronos, a provider of labor management software, was among the Fund's best performers for the quarter and the year. The company has maintained double-digit revenue growth throughout the technology depression. We added Kronos to the Fund mid-year, capturing the best portion of the stock's 2002 performance. Group 1 Software was also a winner for the year and quarter. Group 1 sells address verification software that cleanses data used in customer relationship management software, essentially providing the little system that makes the big system work. Zebra Technologies, a manufacturer of bar code printers, rose 24% in 2002 as new applications for its product were unveiled.

      Outside the technology sector, annual winners included security company Wackenhut, which increased over 73% when acquired by Group 4 Falck early in the year. ITT Educational Services gained 28%, benefiting from growing enrollment as people looked for ways to increase job skills in this tight economy. Steris, a manufacturer of equipment sterilization devices, enjoyed a 34% gain thanks to strong growth in its hospital sales and building sales momentum in the scientific and industrial sectors. Coach, designer and retailer of leather accessories, benefited from well-received extensions to its product line, increasing 65% in Liberty Acorn USA.

      The worst performer for the year was auto-lender AmeriCredit. Although we believe company fundamentals are sound, industry-wide concerns and the negative impact of a stock offering late in the year crushed its stock price. Nursing home operator Beverly Enterprises declined as lawsuit furor in the industry made it necessary to build liability reserves, hurting the company's bottom line. JDA Software dropped as orders for its retailing software slowed in response to the weak economy. NDCHealth Group, a provider of drug marketing services, suffered along with pharmaceutical manufacturers as pharmaceutical sales slowed in the year.

      In December 1999, Amazon.com CEO Jeff Bezos was named Time magazine's Person of the Year. Talk about bad 'Timing!' One year later, the NASDAQ was 39% lower and Amazon's own stock price had tumbled 80%. This past December, Time selected three corporate whistle blowers as its Persons of the Year 2002. Hmm... We already learned the lesson that when CEO's ruled the world and graced the covers of our national newsmagazines, it was a bad time to buy stocks. Is it possible that today, when CEO's are doing perp walks and corporate vigilantes are our new cover girls, we all should be buying stocks?


/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

--------------------------------------------------------------------------------

      Turning Dirt Into Dollars

Attracted to its unique franchise in the consumer lawn and garden products category, we first purchased Scotts Company in June 2002. Scotts has excellent brand names (Scotts, MiracleGro, Ortho, Roundup) that allow it to garner high market share in a category that has been experiencing strong revenue growth. Management is also in the midst of a multi-year process of transforming the company to be a more innovative, marketing driven, traditional consumer products company with efficient manufacturing and distribution capabilities. Scotts' goal: "To be the Procter & Gamble of lawn and garden." We believe this process along with continued investment in its brands should result in higher returns on capital and ultimately a higher valuation. Since the Fund's initial purchase, Scotts is up nearly 17%.

--------------------------------------------------------------------------------

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/02, the Fund's positions in the holdings mentioned were: Kronos, 2.7%; Group 1 Software, 0.9%; Zebra Technologies, 2.3%; Wackenhut, 0.0%; Group 4 Falck, 0.0%; ITT Educational Services, 3.9%; Steris, 2.4%; Coach, 0.6%; AmeriCredit, 2.0%; Beverly Enterprises, 0.0%; JDA Software, 2.6%; NDCHealth Group, 1.8%; Scotts Company, 2.5%.


U                                      10

Liberty Acorn USA
      >At a Glance Ticker                                          Symbol: LAUAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns)

--------------------------------------------------------------------------------
      >Through December 31, 2002

                                      ------------------------------------------
                                                                         Life of
                                               1 year      5 years        Fund
                                      ------------------------------------------
Returns before                        NAV      -18.97%       2.60%        9.28%
taxes                                 POP      -23.63        1.40         8.26
--------------------------------------------------------------------------------
Returns after taxes                   NAV      -18.97        1.74         8.43
on distributions                      POP      -23.63        0.55         7.42
--------------------------------------------------------------------------------
Returns after taxes                   NAV      -11.65        2.00         7.58
on distributions and                  POP      -14.51        1.02         6.70
sale of fund shares
--------------------------------------------------------------------------------
Russell 2000 (pretax)                          -20.48       -1.36         3.53
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

--------------------------------------------------------------------------------

Liberty Acorn USA Portfolio Diversification

--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2002

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

38.1% Information
      Software & Services 24.1%
      Telecommunications 5.3%
      Media 4.6%
      Computer Related Hardware 4.1%

4.8%  Energy/Minerals

5.8%  Industrial Goods/Services

9.8%  Finance

20.6% Health Care

12.3% Consumer Goods/Services

8.6%  Other*

*     Other includes cash and other assets less liabilities of 7.8%.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn USA

--------------------------------------------------------------------------------
      >September 4, 1996 through December 31, 2002

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/4/1996, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $323.5 million

Line Chart:

                           Liberty                   Liberty
                           Acorn                     Acorn USA
                           USA                       A with                     Russell
                           A at NAV                  Sales charge               2000
9/4/96                     10000                     9425                       10000
9/30/96                    10720                     10103.6                    10359.9
                           10810                     10188.5                    10200.2
                           11259.8                   10612.3                    10620.5
12/31/96                   11649.3                   10979.5                    10898.9
                           12209.7                   11507.6                    11116.7
                           11919.1                   11233.7                    10847.1
3/31/97                    11479.3                   10819.2                    10335.3
                           11419.6                   10762.9                    10364.1
                           12509                     11789.7                    11517.1
6/30/97                    13318.3                   12552.5                    12010.7
                           13998.9                   13194                      12569.6
                           14348.9                   13523.8                    12857.2
9/30/97                    15338.9                   14457                      13798.3
                           15139.5                   14269                      13192.1
                           15169.8                   14297.5                    13106.8
12/31/97                   15412.5                   14526.3                    13336.2
                           15076.5                   14209.6                    13125.7
                           16320.4                   15381.9                    14096.3
3/31/98                    17400.8                   16400.2                    14677.7
                           17992.4                   16957.8                    14758.8
                           17227.7                   16237.1                    13964
6/30/98                    17525.8                   16518                      13993.4
                           16593.4                   15639.3                    12860.5
                           13936.8                   13135.4                    10363.3
9/30/98                    14152.8                   13339                      11174.3
                           14655.2                   13812.5                    11630.1
                           15404.1                   14518.4                    12239.4
12/31/98                   16306.8                   15369.1                    12996.7
                           15778.4                   14871.2                    13169.4
                           14896.4                   14039.9                    12102.8
3/31/99                    15017.1                   14153.6                    12291.7
                           16096.8                   15171.2                    13393.2
                           16735.9                   15773.5                    13588.8
6/30/99                    17651.3                   16636.4                    14203.3
                           18048.5                   17010.7                    13813.6
                           16823                     15855.7                    13302.3
9/30/99                    16866.7                   15896.9                    13305.2
                           17860.2                   16833.2                    13359.1
                           18810.3                   17728.7                    14156.8
12/31/99                   20059.3                   18905.9                    15759.4
                           19054.4                   17958.7                    15506.3
                           19868                     18725.6                    18066.9
3/31/00                    19820.3                   18680.6                    16875.8
                           17568.7                   16558.5                    15860.3
                           16526.9                   15576.6                    14935.9
6/30/00                    16834.3                   15866.3                    16237.9
                           16748.4                   15785.4                    15715.4
                           17765.1                   16743.6                    16914.5
9/30/00                    17642.5                   16628                      16417.4
                           17642.5                   16628                      15684.5
                           16613.9                   15658.6                    14074.5
12/31/00                   18230.5                   17182.2                    15283.3
                           19382.6                   18268.1                    16079
                           19320.6                   18209.7                    15023.9
3/31/01                    18866.6                   17781.7                    14289
                           21145.7                   19929.8                    15406.9
                           22321.3                   21037.9                    15785.6
6/30/01                    22933                     21614.3                    16330.6
                           23164.6                   21832.6                    15446.7
                           22516                     21221.3                    14947.8
9/30/01                    19257.9                   18150.6                    12935.6
                           19306                     18196                      13692.6
                           20433.5                   19258.6                    14752.6
12/31/01                   21628.9                   20385.2                    15663.2
                           21875.5                   20617.6                    15500.3
                           21120.8                   19906.3                    15075.5
3/31/02                    22911.8                   21594.4                    16287.1
                           23246.3                   21909.6                    16435.6
                           21923.6                   20663                      15706.1
6/30/02                    20601.6                   19417                      14926.8
                           17783.3                   16760.8                    12672.4
                           17511.2                   16504.3                    12640.1
9/30/02                    16201.4                   15269.8                    11732.4
                           16967.7                   15992.1                    12108.6
                           18438.8                   17378.6                    13189.2
12/31/02                   17527.5                   16519.7                    12454.8

Without                        Class A       Class B       Class C       Class Z
sales charge                   $17,527       $17,298       $17,298       $17,744
--------------------------------------------------------------------------------
With sales charge              $16,520       $17,298       $17,298           N/A
--------------------------------------------------------------------------------
Liberty Acorn USA - A at NAV $17,527

Liberty Acorn USA - A with sales charge $16,520

Russell 2000 $12,455

--------------------------------------------------------------------------------

Liberty Acorn USA Top 10 Holdings (as a % of net assets)

--------------------------------------------------------------------------------

1. First Health Group                                                       4.6%

PPO Network

2. ITT Educational Services                                                 3.9%

Technology-oriented Post-secondary Degree
Programs

3. Micros Systems                                                           3.7%

Information Systems for Restaurants & Hotels

4. Kronos                                                                   2.7%

Labor Management Solutions

5. Edwards Lifesciences                                                     2.6%

Heart Valves

6. JDA Software                                                             2.6%

Applications/Software & Services for Retailers

7. Salem Communications                                                     2.6%

Radio Stations for Religious Programming

8. Scotts Company                                                           2.5%

Consumer Lawn & Garden Products

9. Commonwealth Telephone                                                   2.5%

Rural Phone Franchises & CLEC

10. Lincare Holdings                                                        2.4%

Home Health Care Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       11                                      U

Liberty Acorn Foreign Forty
      >In a Nutshell

[PHOTOS]

Liberty Acorn Foreign Forty ended the year on a positive note, up 2.91% (Class A shares, without sales charge) for the fourth quarter. The Fund benchmark, the SSB World ex-US Cap Range $2-$10B Index, was up 3.95% and the EAFE Index increased 6.45% in the quarter. The Fund finished the year down 15.16%, ahead of EAFE, which was off 15.94%, but behind the SSB World ex-US Cap Range $2-$10B's 9.18% decline.

      Business spending continued to be down in 2002 but consumer spending remained strong and helped offset some of the weakness in equity markets. Mortgage activity, especially in the UK and Ireland, reached historic highs as refinancings and new home purchases showed no signs of slowing down. One major beneficiary of this was Irish Life & Permanent, the Fund's second best performer for the year. The strong mortgage market and new savings incentives initiated by the Irish government helped push the share price up 9% in 2002. The company has also been buying back shares. The Fund's best performer this year was another Irish financial name, Anglo Irish Bank. This niche, small business bank continues to take market share away from its larger competitors. For the year, the stock increased 85%.

      The rapid deceleration in telecommunications spending took its toll on Amdocs, the Fund's biggest loser for the year. Amdocs has a 20-year track record of providing excellent billing software and customer care services to communications providers around the globe. However, the company's substantial cash position and solid technology were not enough to combat the weak spending environment. Shortly after management announced weak earnings, the stock fell 78%.

      Other stocks that dragged down performance included Computershare, a share registry service based in Australia. The company was hurt by a decrease in corporate actions during the year and fell 50% after a profit warning. Nintendo, a manufacturer of video games and equipment in Japan, was down 47% for the year. The yen strengthened against the dollar, which translated into higher costs and lower revenues for Nintendo. The share price was also hurt by Nintendo's slow release of new game titles.

      It's impossible to say when the equity markets will recover. Although we believe valuations look reasonable, especially in Europe, the uncertainty created by possible military action in the Middle East will likely result in more market volatility. We will continue to look for opportunities to upgrade the holdings in the portfolio with stocks that represent better values.


/s/ Todd M. Narter                      /s/ Christopher J. Olson

Todd M. Narter                          Christopher J. Olson
Co-Portfolio Manager                    Co-Portfolio Manager

--------------------------------------------------------------------------------

A Toast to Lion Nathan

Lion Nathan is a beer brewer in Australia and New Zealand. It is a well-run company with a simple business model and many attributes we like to see in any stock. It is a high cash-flow business with solid earnings growth and a premium yield, paying out 70% of its earnings in dividends. Most importantly, it has a duopoly in the Australian beer market with its other major competitor, Fosters, which allows for greater control over pricing.

      Other avenues of growth include a large modern brewery in Suzhou, China and a selective foray into the premium wine business. We added the stock to the Fund in the summer of 2002 and it has increased 20% so far.

--------------------------------------------------------------------------------

Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/02, the Fund's positions in the holdings mentioned were: Irish Life & Permanent, 1.6%; Anglo Irish Bank, 3.2%; Amdocs, 0.0%; Computershare, 0.0%; Nintendo, 0.0%, Lion Nathan, 3.8%.


F40                                    12

Liberty Acorn Foreign Forty
      >At a Glance                                          Ticker Symbol: LAFAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns)

--------------------------------------------------------------------------------
      >Through December 31, 2002

                                        ----------------------------------------
                                                                         Life of
                                                 1 year      3 years       Fund
                                        ----------------------------------------
Returns before                          NAV      -15.16%     -19.55%       0.96%
taxes                                   POP      -20.04      -21.12       -0.48
--------------------------------------------------------------------------------
Returns after taxes                     NAV      -15.16      -19.66        0.84
on distributions                        POP      -20.04      -21.23       -0.61
--------------------------------------------------------------------------------
Returns after taxes                     NAV       -9.31      -14.90        0.75
on distributions and                    POP      -12.30      -16.01       -0.40
sale of fund shares
--------------------------------------------------------------------------------
SSB World ex-US Cap                               -9.18      -10.33       -1.99
Range $2-$10B (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty Portfolio Diversification

--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2002

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

10.6% Energy/Minerals

13.0% Information Technology

15.1% Industrial Goods/Services

20.2% Consumer Goods/Services

18.9% Finance

12.8% Health Care

9.4%  Other*

*     Other includes cash and other assets less liabilities of 6.7%.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Foreign Forty

--------------------------------------------------------------------------------
      >November 23, 1998 through December 31, 2002

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/1998, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

SSB World ex-US Cap Range $2-$10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $33.4 million

Line Chart:

                           Liberty Acorn             Liberty Acorn              SSB
                           Foreign                   Foreing                    World ex-US
                           Forty - A                 Forty - A                  Cap
                           At NAV                    with sales charge          Range $2-$10B
11/23/98                   10000                     9425                       10000
                           10140                     9556.95                    10045.1
12/31/98                   10999.9                   10367.4                    10338.8
                           11789.7                   11111.8                    10309.8
                           11589.2                   10922.9                    10051.8
3/31/99                    11978.6                   11289.9                    10449.2
                           12238.6                   11534.9                    11032.4
                           12168.8                   11469.1                    10566.6
6/30/99                    13108.2                   12354.5                    10952.7
                           13509.4                   12732.6                    11362
                           13770.1                   12978.3                    11489.6
9/30/99                    13620                     12836.9                    11529.7
                           14130.7                   13318.2                    11535.1
                           16996.5                   16019.2                    11864.4
12/31/99                   19972.5                   18824.1                    12771.7
                           19661                     18530.5                    12154.3
                           24240                     22846.2                    12310.7
3/31/00                    23088.6                   21761                      12679.7
                           21255.4                   20033.2                    12171.7
                           18919.4                   17831.5                    11975.8
6/30/00                    19848.3                   18707.1                    12610.8
                           19465.3                   18346                      12203.1
                           20263.3                   19098.2                    12586.3
9/30/00                    19234                     18128                      12168
                           18487.7                   17424.7                    11791
                           16126.8                   15199.5                    11439.8
12/31/00                   17307.3                   16312.1                    11998.2
                           17862.9                   16835.8                    11938.6
                           15814                     14904.7                    11505
3/31/01                    13694.9                   12907.5                    10607.5
                           14411.2                   13582.5                    11390.6
                           14370.8                   13544.5                    11293.2
6/30/01                    13761.5                   12970.2                    10999.4
                           13040.4                   12290.6                    10723.4
                           12766.5                   12032.5                    10626.2
9/30/01                    10612.8                   10002.6                    9391.94
                           11283.5                   10634.8                    9769.16
                           11903                     11218.6                    10118.3
12/31/01                   12258.9                   11554                      10140.2
                           11628.8                   10960.2                    9840.78
                           11486.9                   10826.4                    9990.63
3/31/02                    11893.6                   11209.7                    10562.2
                           12258.7                   11553.8                    10755.6
                           12380.1                   11668.2                    11097.3
6/30/02                    11993.8                   11304.2                    10712.1
                           10704.5                   10089                      9752.72
                           10897.2                   10270.6                    9729.61
9/30/02                    10104.9                   9523.9                     8859.06
                           10084.7                   9504.86                    9017.25
                           10328.8                   9734.87                    9476.41
12/31/02                   10401.2                   9803.11                    9209.34

Without                        Class A       Class B       Class C       Class Z
sales charge                   $10,401       $10,239       $10,249       $10,452
--------------------------------------------------------------------------------
With sales charge              $ 9,803       $10,039       $10,249           N/A
--------------------------------------------------------------------------------
Liberty Acorn Foreign Forty - A at NAV $10,401

Liberty Acorn Foreign Forty - A with sales charge $9,803

SSB World ex-US Cap Range $2-$10B: $9,209

--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty Top 10 Holdings (as a % of net assets)

--------------------------------------------------------------------------------

1. Kerry Group (Ireland)                                                    4.8%

Food Ingredients

2. Synthes-Stratec (Switzerland)                                            4.6%

Products for Orthopedic Surgery

3. Kaba Holdings (Switzerland)                                              4.5%

Building Security Systems

4. Oriental Land (Japan)                                                    4.4%

Disney Theme Park Operator

5. Rhoen-Klinikum (Germany)                                                 3.8%

Hospital Management

6. Lion Nathan (Australia)                                                  3.8%

Beer Brewer/Distributor

7. Orix (Japan)                                                             3.3%

Finance Leasing

8. Anglo Irish Bank (Ireland)                                               3.2%

Small Business & Middle Market Banking

9. Talisman Energy (Canada)                                                 3.2%

Oil & Gas Producer

10. TVB (Hong Kong)                                                         2.8%

Television Programming & Broadcasting

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       13                                    F40

Liberty Acorn Twenty
      >In a Nutshell

[PHOTO]

Liberty Acorn Twenty gained 5.93% (Class A shares, without sales charge) during the fourth quarter, ahead of the S&P MidCap 400's 5.83% return but behind the S&P 500's 8.44% increase. For 2002, the Fund finished a difficult year down 8.17%, considerably ahead of the S&P MidCap 400's 14.51% loss and the S&P 500's 22.10% drop. We are never happy with a losing year, but on a relative basis the Fund did quite well.

      Boston Scientific followed 2001's 75% return with a 78% gain in 2002. Favorable legal rulings against a competitor solidified its position in the emerging drug-eluting stent market. Although Boston Scientific should see explosive growth in sales and earnings in 2004, the stock's current valuation reflects a scenario with little room for error, and after nearly tripling the Fund's money since August 2000, we sold the stock in early 2003 to search for new stocks with better risk/return characteristics. Fidelity National Financial, the country's largest title insurer, returned 26% for the Fund since our purchase early last year due to robust growth in home purchases and mortgage refinancings given the current low interest rate environment. Like Boston Scientific, we believe the stock is fully valued and have sold our position in the new year.

      During the fourth quarter, the Fund sold its long-held position in H&R Block for a 17% year-to-sale loss. H&R Block's business has been increasingly targeted for class action lawsuits surrounding its controversial refund anticipation loan program. Although these lawsuits today appear manageable, our initial analysis dramatically underestimated the magnitude and frequency of possible future adverse judgements. In addition, our confidence in management diminished considerably following their limited, initial disclosure of pending class action lawsuits against the company. The other significant dollar loss in the Fund came from Liberty Media, down 35% for the year. In Liberty's case, we have high conviction that management will continue to build business value through both private and public investments. We believe the stock at current levels is one of the most attractively valued securities in the Fund and accordingly, it is Liberty Acorn Twenty's largest position.

      It is never easy to take a loss, but our outstanding team of analysts is working hard to provide positive returns over a long period with, most importantly, below average risk. I am very grateful to Ralph Wanger, Chuck McQuaid, Rob Mohn, Jason Selch, Ben Andrews, Susie Hultquist, Harold Lichtenstein, Grant McKay, Rob Chalupnik, Todd Griesbach, and David Frank for all their help with the Fund and for providing compelling stock ideas. Thanks also to traders Deb Wolfe, Shelley Maish, and Mike Olah. Finally, we thank you for your continued investment in Liberty Acorn Twenty.


/s/ John H. Park

John H. Park
Lead Portfolio Manager

--------------------------------------------------------------------------------

      A Change of Heart

We purchased Guidant in December to replace Boston Scientific, which we sold in January 2003. Guidant in many ways reminds us of Boston Scientific two years ago when the Fund first purchased its stock. Like Boston Scientific, Guidant is a major player in the cardiac medical device industry. It has an undervalued business (implantable cardiac defibrillators) overshadowed by problems in its coronary stent division. Again, similar to Boston Scientific, Guidant is developing new products (drug eluting stents) for its stent business that we believe should pay off over the next five years, but short-term sales and earnings will be negatively affected by loss of market share to new technology. Most importantly, like Boston in late 2000, investors are paying nothing for this new product in today's stock price and we believe they are getting a good core business at a discounted valuation.

--------------------------------------------------------------------------------

Liberty Acorn Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 12/31/02, the Fund's positions in the holdings mentioned were: Boston Scientific, 5.6%; Guidant, 4.4%; Fidelity National Financial, 2.7%; H&R Block, 0.0%; Liberty Media, 8.6%.

Liberty Acorn Twenty
      >At a Glance                                          Ticker Symbol: LTFAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns)

--------------------------------------------------------------------------------
      >Through December 31, 2002

                                          --------------------------------------
                                                                         Life of
                                                  1 year     3 years       Fund
                                          --------------------------------------
Returns before                            NAV      -8.17%      3.33%      10.87%
taxes                                     POP     -13.45       1.31        9.28
--------------------------------------------------------------------------------
Returns after taxes                       NAV      -8.17       2.65       10.22
on distributions                          POP     -13.45       0.64        8.65
--------------------------------------------------------------------------------
Returns after taxes                       NAV      -5.02       2.53        8.76
on distributions and                      POP      -8.26       0.90        7.43
sale of fund shares
--------------------------------------------------------------------------------
S&P MidCap                                        -14.51      -0.05        6.04
400 (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

--------------------------------------------------------------------------------

Liberty Acorn Twenty Portfolio Diversification

--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2002

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

26.9% Health Care

 5.9% Industrial Goods/Services

 8.6% Media

 9.0% Computer Related Hardware

12.0% Software & Services

19.6% Finance

12.1% Consumer Goods/Services

 5.9% Other*

*     Cash and other assets less liabilities.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Twenty

--------------------------------------------------------------------------------
      >November 23, 1998 through December 31, 2002

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/1998, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The S&P MidCap 400 is a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $168.3 million

Line Chart:

                           Liberty                   Liberty
                           Acorn Twenty - A          Acorn Twenty - A           S&P
                           at NAV                    with sales charge          MidCap 400
11/23/98                   10000                     9425                       10000
                           10030                     9453.28                    9911.29
12/31/98                   10710                     10094.2                    11108.9
                           11000.3                   10367.8                    10676.2
                           10709.9                   10094                      10117.2
3/31/99                    11479.9                   10819.8                    10399.9
                           12709.4                   11978.6                    11220.2
                           12729.7                   11997.8                    11268.8
6/30/99                    13040.4                   12290.5                    11872.2
                           13190.3                   12431.9                    11619.9
                           12059.9                   11366.5                    11221.7
9/30/99                    12109.4                   11413.1                    10875.1
                           12969.1                   12223.4                    11429.3
                           13249.2                   12487.4                    12029.2
12/31/99                   13846.8                   13050.6                    12744.1
                           13472.9                   12698.2                    12385.2
                           13553.8                   12774.4                    13252
3/31/00                    14170.5                   13355.6                    14361.1
                           13463.4                   12689.2                    13859.6
                           13099.8                   12346.6                    13686.7
6/30/00                    14319.4                   13496.1                    13887.7
                           13931.4                   13130.3                    14107.1
                           15431.8                   14544.5                    15682.2
9/30/00                    15799.1                   14890.6                    15574.8
                           15928.6                   15012.7                    15046.7
                           14382                     13555                      13910.9
12/31/00                   15454.8                   14566.2                    14975.1
                           15903                     14988.6                    15308.6
                           14972.7                   14111.8                    14435
3/31/01                    14381.3                   13554.4                    13361.8
                           15421                     14534.3                    14835.8
                           16263                     15327.9                    15181.3
6/30/01                    15989.8                   15070.4                    15120
                           15836.3                   14925.7                    14894.8
                           15092                     14224.2                    14407.6
9/30/01                    14162.3                   13348                      12615.5
                           14458.3                   13627                      13173.5
                           15957.7                   15040.1                    14153.5
12/31/01                   16637.5                   15680.8                    14884.7
                           16308                     15370.3                    14807.3
                           15957.4                   15039.9                    14825.6
3/31/02                    16506.3                   15557.2                    15885.4
                           15606.8                   14709.4                    15811.1
                           16045.3                   15122.7                    15544.4
6/30/02                    15770.9                   14864.1                    14406.7
                           14772.6                   13923.2                    13011.2
                           15124.2                   14254.6                    13076.6
9/30/02                    14422.5                   13593.2                    12023.1
                           15212.8                   14338.1                    12544.1
                           15968.9                   15050.7                    13269.8
12/31/02                   15277                     14398.5                    12724.5


Without                     Class A        Class B        Class C        Class Z
sales charge                $15,277        $15,058        $15,058        $15,397
--------------------------------------------------------------------------------
With
sales charge                $14,399        $14,858        $15,058            N/A
--------------------------------------------------------------------------------
Liberty Acorn Twenty - A at NAV $15,277

Liberty Acorn Twenty - A with sales charge $14,399

S&P MidCap 400 $12,725

--------------------------------------------------------------------------------

Liberty Acorn Twenty Top 10 Holdings (as a % of net assets)

--------------------------------------------------------------------------------

1. Liberty Media                                                            8.6%

CATV Programming & Media Company Holdings

2. First Health Group                                                       7.3%

PPO Network

3. TCF Financial                                                            6.0%

Great Lakes Bank

4. Expeditors International of Washington                                   5.9%

International Freight Forwarder

5. Synopsys                                                                 5.9%

Software for Designing Semiconductor Chips

6. Boston Scientific                                                        5.6%

Stents & Catheters

7. Associated Banc-Corp                                                     4.7%

Midwest Bank

8. IMS Health                                                               4.5%

Prescription Data to Pharmaceutical Industry

9. International Game Technology                                            4.5%

Slot Machines & Progressive Jackpots

10. Guidant                                                                 4.4%

Stents, Defibrillators & Other Cardiac Medical Devices

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       15                                     20

Liberty Acorn Fund
          >Major Portfolio Changes in the Fourth Quarter

                                                            Number of Shares
                                                        ------------------------
                                                         09/30/02       12/31/02

Additions
--------------------------------------------------------------------------------
    Information
Activision                                                800,000      1,000,000
Analysts International                                  2,250,000      2,300,000
Aspect Communications                                   2,000,000      3,356,000
Avid Technology                                         1,876,000      1,900,000
Commonwealth Telephone                                    800,000        850,000
Concurrent Computer                                             0      1,500,000
Crown Castle International                              2,000,000      2,500,000
E.Piphany                                               4,434,000      4,900,000
Euronet Worldwide                                         300,000        405,100
Euronext (France)                                         280,000        300,000
Gray Television                                                 0      1,400,000
II VI                                                           0        116,000
Information Holdings                                      700,000        800,000
Insight Communications                                  1,500,000      1,550,000
Integrated Circuit Systems                                840,000        920,000
JDA Software                                            2,050,000      2,150,000
Lawson Software                                         2,721,000      3,000,000
Liberty Media                                           2,500,000      2,605,000
Mediacom Communications                                 2,000,000      2,100,000
MRO Software                                            1,400,000      1,900,000
Navigant Consulting                                     2,200,000      2,236,000
Novell                                                  7,300,000      7,700,000
Pioneer-Standard Electronics                              985,000      1,200,000
PRIMEDIA                                                1,400,000      1,700,000
Proquest                                                  240,000        300,000
RealNetworks                                              800,000      1,200,000
RSA Security                                            2,456,000      2,500,000
Seachange International                                 2,250,000      2,350,000
Skillsoft Publishing                                            0      8,430,000
SPSS                                                      430,000        500,000
Supertex                                                        0        284,000
Systems & Computer Technology                           2,526,000      2,620,000
THQ                                                     1,550,000      1,850,000
United Global Com                                         312,000      1,500,000
Western Wireless                                        1,700,000      1,750,000
Witness Systems                                           500,000      1,176,000

--------------------------------------------------------------------------------
    Health Care
Ciphergen Biosystems                                    1,080,000      1,430,000
Diagnostic Products                                             0        171,000
Enzon Pharmaceuticals                                     660,000      1,115,000
(formerly known as Enzon)
First Health Group                                      3,668,000      3,716,000
Inhale Therapeutic Systems                              1,583,000      1,968,000
Medarex                                                   355,000      1,500,000
NDCHealth Group                                         2,187,000      2,317,000
Sangamo Biosciences                                       660,000      1,000,000
Synaptic Pharmaceutical                                   832,000        917,000

--------------------------------------------------------------------------------
    Consumer Goods/Services
Action Performance                                              0        500,000
American Woodmark                                               0         82,000
Chico's Fas                                             2,360,000      2,400,000
Christopher & Banks                                     1,910,000      2,095,000
Genesco                                                   315,000        395,000
International Speedway Motors                             385,000        525,000
Jones Apparel                                           1,230,000      1,300,000
Kerry Group (Ireland)                                   1,000,000      1,100,000
Michael's Stores                                        1,115,000      1,200,000
Orkla (Norway)                                            601,500        665,000
Pinnacle Entertainment                                    742,000      1,771,000
Princeton Review                                        1,344,000      1,400,000
SCP Pool                                                  750,000        861,000
Six Flags                                               2,425,000      3,025,000
Steven Madden                                             655,000        750,000

--------------------------------------------------------------------------------
    Finance
Anchor Bancorp Wisconsin                                1,008,000      1,098,000
Bank of Bermuda                                                 0        127,000
Downey Financial                                          273,000        559,000
DVI Health Services                                       850,000        900,000
First Federal Capital                                     300,000        362,000
Glacier Bancorp                                           807,000        848,000
Hawthorne Financial                                        65,000        300,000
Housing Development
  Finance (India)                                         449,803      1,199,606
Peoples Bank Bridgeport                                 2,163,000      2,184,000
Quaker City Bancorp                                             0        347,000
RLI                                                       912,000      1,000,000
(includes the effect of a 2 for 1 stock split)
TFC Financial                                           1,026,000      1,461,000


A                                      16

                                                            Number of Shares
                                                        ------------------------
                                                         09/30/02       12/31/02

Additions, continued
--------------------------------------------------------------------------------
    Industrial Goods/Services
Ametek                                                    850,000        925,000
Bacou Dalloz (France)                                      38,000         50,000
Clarcor                                                 1,300,000      1,400,000
Cuno                                                      650,000        725,000
Esco Technologies                                         750,000        893,000
Exel (United Kingdom)                                           0        500,000
Florida Rock Industries                                   250,000        325,000
Forward Air                                               740,000      1,000,000
G & K Services                                            300,000        409,000
Hughes Supply                                                   0        400,000
Osmonics                                                        0        151,000
Pall                                                      600,000        730,000
Spartech                                                1,600,000      1,850,000
Tetra Tech                                              2,100,000      2,400,000
UTI Worldwide                                             575,000        650,000

--------------------------------------------------------------------------------
    Energy/Minerals
Carbo Ceramics                                            423,000        500,000
FMC Technologies                                        1,034,000      1,100,000
Newpark Resources                                       3,700,000      4,500,000
Southwestern Energy                                       906,000      1,150,000
Talisman Energy (Canada)                                        0        300,000
Ultra Petroleum (Canada)                                1,960,000      2,500,000
Western Gas                                                     0        525,000
Westport Resources                                              0        360,000

--------------------------------------------------------------------------------
    Other Industries
Crescent Real Estate Equities                                   0        670,000
Macerich Company                                          625,000        800,000
United Dominion Realty                                    404,000        650,000

Sales
--------------------------------------------------------------------------------
    Information
American Management Systems                               805,000        560,000
Axcelis Technologies                                      825,000              0
Concord EFS                                             1,508,000        393,000
International Game Technology                           2,880,000      2,457,000
Kronos                                                  1,259,000      1,180,000
Moore (Canada)                                            800,000        600,000
Shuffle Master                                          1,562,000      1,327,000
Smart Force                                             6,000,000              0
Telephone & Data Systems                                  350,000        300,000
TietoEnator (Finland)                                     350,000              0
Universal Electronics                                     365,000              0

--------------------------------------------------------------------------------
    Health Care
Alliance Unichem (United Kingdom)                         900,000              0
Beverly Enterprises                                       417,000              0

--------------------------------------------------------------------------------
    Consumer Goods/Services
Coach                                                   2,114,000      1,774,000
Columbia Sportswear                                       285,000        200,000
Ducati Motor (Italy)                                    6,500,000      3,910,000
Furniture Brands International                          1,020,000        510,000
Goodman Fielder (Australia)                             7,000,000      5,000,000
Hokuto (Japan)                                            200,000              0
ITT Educational Services                                2,400,000      2,225,000
MyTravel (United Kingdom)                               3,000,000              0
Nutreco Holdings (Netherlands)                            256,754              0
Pier 1 Imports                                            550,000        500,000
Station Casinos                                         1,550,000      1,250,000

--------------------------------------------------------------------------------
    Finance
Aeon Credit Service (Japan)                               190,000              0
Affiliated Managers Group                               1,105,000        738,000
BKF Capital Group                                         240,000        209,000
Commonwealth Bancorp                                      724,000        167,000
Irish Life & Permanent (Ireland)                          400,000        300,000
Julius Baer (Switzerland)                                  18,000              0
Knight Trading                                          1,253,000              0
Texas Regional Bancshares                               1,204,000        900,000
Umpqua Holdings                                           284,000              0

--------------------------------------------------------------------------------
    Industrial Goods/Services
Applied Industrial Technologies                           750,000        575,000
Cadiz                                                   2,400,000              0
Intermagnetics General                                    400,000        290,000
Waste Recycling Group
  (United Kingdom)                                      1,350,000              0

--------------------------------------------------------------------------------
    Energy/Minerals
Dynegy                                                  1,283,000              0
Harmony Gold (South Africa)                               370,000              0
Tesoro Petroleum                                          770,000              0
XTO Energy                                              5,150,000      4,800,000

--------------------------------------------------------------------------------
    Other Industries
AMLI Residential                                           73,000              0
Summit Properties                                         211,000              0


                                       17                                      A

Liberty Acorn Fund
      >Statement of Investments December 31, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 89.9%
--------------------------------------------------------------------------------
Information: 22.7%
             Media
             >TV Broadcasting: 0.4%
 1,400,000   Gray Television                                            $ 13,650
             Mid Market Affiliated TV Stations
 2,300,000   TVB (Hong Kong)                                               7,255
             Television Programming & Broadcasting
   200,000   Young Broadcasting (b)                                        2,634
             Television Stations
--------------------------------------------------------------------------------
                                                                          23,539
             >Radio Broadcasting: 0.6%
   850,000   Salem Communications (b)                                     21,225
             Radio Stations for Religious Programming
   700,000   Cumulus Media, Cl. A (b)                                     10,409
             Radio Stations in Small Cities
--------------------------------------------------------------------------------
                                                                          31,634
             >Television Programming/CATV: 1.3%
 2,605,000   Liberty Media (b)                                            23,289
             CATV Programming & Media Company Holdings
 1,550,000   Insight Communications (b)                                   19,189
             CATV Franchises in Midwest
 2,100,000   Mediacom Communications (b)                                  18,501
             Cable Television Franchises
 1,000,000   Corus Entertainment (Canada) (b)                             11,996
             Television Programming & Radio Stations
 1,500,000   United Global Com (b)                                         3,600
             Video, Voice & Data Services
--------------------------------------------------------------------------------
                                                                          76,575
             Telecommunications
             >Telecommunications/Wireline
             Communications: 0.5%
   850,000   Commonwealth Telephone (b)                                   30,464
             Rural Phone Franchises & CLEC
--------------------------------------------------------------------------------

             >Mobile Communications: 0.6%
   300,000   Telephone & Data Systems                                     14,106
             Cellular & Telephone Services
 2,500,000   Crown Castle International (b)                                9,375
             Communication Towers in USA & UK
 1,750,000   Western Wireless (b)                                          9,275
             Rural Cellular Phone Franchises
   533,000   COMARCO (b) (c)                                               4,610
             Wireless Network Testing
--------------------------------------------------------------------------------
                                                                          37,366
             Computer Related Hardware
             >Computer Hardware/Related Systems: 1.2%
 2,350,000   Seachange International (b) (c)                              14,453
             Systems for Video on Demand & Ad Insertion
   238,000   Zebra Technologies (b)                                       13,637
             Bar Code Printers
   525,000   Avocent (b)                                                  11,665
             Computer Control Switches
   331,900   Neopost (France) (b)                                         10,686
             Postage Meters
   535,000   Excel Technologies (b)                                        9,571
             Laser Systems & Electro-Optical Components
   230,000   Applied Films (b)                                             4,598
             Thin-Film Glass Coating Equipment

Number of Shares or
Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

 1,500,000   Concurrent Computer (b)                                    $  4,320
             Video on Demand Services & Software
   116,000   II VI (b)                                                     1,863
             Laser Components
$    3,000   Tidel Technologies, 6%
             Note Due 9/8/04 (b)                                             450
    63,158   Tidel Technologies (b)                                           --
             ATM Machines
--------------------------------------------------------------------------------
                                                                          71,243
             >Gaming Equipment: 3.7%
 2,457,000   International Game Technology (b)                           186,535
             Slot Machines & Progressive Jackpots
 1,327,000   Shuffle Master (b)(c)                                        25,359
             Card Shufflers, Casino Games & Slot Machines
--------------------------------------------------------------------------------
                                                                         211,894
             >Contract Manufacturing: 0.1%
   338,000   Jabil Circuit (b)                                             6,057
             Electronic Manufacturing Services
--------------------------------------------------------------------------------

             >Instrumentation: 1.0%
   700,000   Mettler Toledo (b)                                           22,442
             Laboratory Equipment
   511,000   Dionex (b)                                                   15,182
             Ion & Liquid Chromatography
 1,700,000   Spectris (United Kingdom)                                     7,743
             Electronic Instrumentation & Controls
   555,000   Trimble Navigation (b)                                        6,932
             GPS-Based Instruments
   227,000   Varian (b)                                                    6,513
             Analytical Instruments
--------------------------------------------------------------------------------
                                                                          58,812
             >Semiconductors/Related Equipment: 0.7%
   920,000   Integrated Circuit Systems (b)                               16,790
             Silicon Timing Devices
   664,000   Asyst Technologies (b)                                        4,880
             Semiconductor Fab Automation Equipment
   679,000   IXYS (b)                                                      4,794
             Power Semiconductors
   261,000   Actel (b)                                                     4,233
             Field Programmable Gate Arrays
   284,000   Supertex (b)                                                  4,229
             Mixed-Signal Semiconductors
   519,000   Microsemi (b)                                                 3,161
             Analog/Mixed Signal Semiconductors
--------------------------------------------------------------------------------
                                                                          38,087
             Software/Services
             >Business Software: 6.2%
 1,180,000   Kronos (b)(c)                                                43,648
             Labor Management Solutions
 1,900,000   Avid Technology (b)(c)                                       43,605
             Digital Nonlinear Editing Software & Systems
 3,350,000   JD Edwards (b)                                               37,788
             Mid Market ERP & Supply Chain Software
 7,700,000   Novell (b)                                                   25,718
             Security & Identity Management Software
 1,050,000   Micros Systems (b)(c)                                        23,541
             Information Systems for Restaurants & Hotels
 1,900,000   MRO Software (b)(c)                                          23,076
             Enterprise Management Software


A                                      18

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Business Software--continued
 2,620,000   Systems & Computer Technology (b)(c)                       $ 22,532
             Enterprise Software & Services
 2,150,000   JDA Software (b)(c)                                          20,769
             Applications/Software & Services for Retailers
 4,900,000   E.Piphany (b)(c)                                             20,433
             CRM Software
 3,000,000   Lawson Software (b)                                          17,250
             Enterprise Resource Planning (ERP) Software
 3,200,000   Multex.Com (b)(c)                                            13,440
             Online Investment Research
   500,000   Hyperion Solutions (b)                                       12,835
             Analytical Application Software
 1,750,000   MAPICS (b)(c)                                                12,163
             Mid Market ERP Software
 3,356,000   Aspect Communications (b)(c)                                  9,531
             Call Center Software
   500,000   SPSS (b)                                                      6,995
             Statistical Analysis Software
   450,000   Sybase (b)                                                    6,030
             Database Software
 3,200,000   Indus International (b)(c)                                    5,248
             Enterprise Asset Management Software
 3,300,000   BSQUARE (b)(c)                                                4,161
             Software To Help Design Mobile Devices
 1,176,000   Witness Systems (b)(c)                                        4,045
             Customer Experience Management Software
   200,000   Radiant Systems (b)                                           1,926
             Point of Sale Systems for Convenience Stores
   800,000   Actuate (b)                                                   1,416
             Information Delivery Software & Solutions
    70,000   Group 1 Software (b)                                            837
             Address Verification Software
 1,400,000   ClickSoftware Technologies (b)(c)                               267
             Service Chain Optimization Software
--------------------------------------------------------------------------------
                                                                         357,254
             >Consumer Software: 0.7%
 1,850,000   THQ (b)                                                      24,513
             Entertainment Software
 1,000,000   Activision (b)                                               14,590
             Entertainment Software
--------------------------------------------------------------------------------
                                                                          39,103
             >Computer Services: 1.1%
 3,260,000   Ciber (b)(c)                                                 16,789
             Software Services & Staffing
 4,600,000   AnswerThink Consulting (b)(c)                                11,500
             IT Integrator for Fortune 2000
 4,200,000   iGATE Corporation (b)(c)                                     11,004
             Technology Staffing Services
   560,000   American Management Systems (b)                               6,714
             Software Development Services
   500,000   Pomeroy Computer Resources (b)                                5,850
             Network Integration Services
 2,300,000   Analysts International (b)(c)                                 4,554
             Technology Staffing Services
   600,000   Torex (United Kingdom)                                        3,081
             Application Software for Hospital Management & Retail
   511,000   New Horizons Worldwide (b)                                    2,018
             Computer Training Services
--------------------------------------------------------------------------------
                                                                          61,510
             >Business Information/Marketing
             Services/Publishing: 1.9%
 1,200,000   Getty Images (b)                                             36,660
             Photographs for Publications & Electronic Media
   463,000   Choicepoint (b)                                              18,284
             Fraud Protection Information
 2,685,000   InfoUSA (b)(c)                                               13,344
             Business Data for Sales Leads
 2,236,000   Navigant Consulting (b)(c)                                   13,192
             Consulting Firm
   800,000   Information Holdings (b)                                     12,416
             Scientific & Medical Publications, Patent Information
   300,000   Proquest (b)                                                  5,880
             Information Services for Education & Automotive Markets
   600,000   Moore (Canada) (b)                                            5,428
             Commercial Printing
 1,700,000   PRIMEDIA (b)                                                  3,502
             Specialty Magazines & Other Publications
--------------------------------------------------------------------------------
                                                                         108,706
             >Internet: 0.8%
 8,430,000   Skillsoft Publishing (b)                                     23,183
             Integrated E-Learning Solutions
 2,500,000   RSA Security (b)                                             14,975
             Enterprise Security Software
 1,200,000   RealNetworks (b)                                              4,572
             Streaming Software & Content
 1,051,030   Vital Stream, Cl. C (b)                                         230
   421,621   Vital Stream, Cl. B (b)                                          87
             Streaming Services for the Internet
   250,000   NeoPlanet, Series A (b)                                          29
    53,376   NeoPlanet, Series B (b)                                          11
             Web Browser
   265,841   Bigfoot International, Series A (b)(c)                            2
             Internet Direct Marketing
--------------------------------------------------------------------------------
                                                                          43,089
             >Electronics Distribution: 0.3%
 1,200,000   Pioneer-Standard Electronics                                 11,016
             Component & Computer Distribution
   585,000   Avnet                                                         6,336
             Electronic Components Distribution
--------------------------------------------------------------------------------
                                                                          17,352
             >Transaction Processors: 1.6%
 1,467,000   Global Payments                                              46,959
             Credit Card Processor
   600,000   Cubic                                                        11,058
             Revenue Collection & Defense Systems
   175,000   Deutsche Boerse (Germany)                                     7,003
             Trading, Clearing & Settlement Services for
             Financial Markets
   300,000   Euronext (France)                                             6,516
             Trading, Clearing & Settlement Services for
             Financial Markets
   393,000   Concord EFS (b)                                               6,186
             Credit Card Processor
 8,000,000   Travelsky Technology (Hong Kong)                              5,539
             Online Air Travel Bookings in China
 4,200,000   Hong Kong Exchanges & Clearing
             (Hong Kong)                                                   5,278
             Trading, Clearing & Settlement Services for
             Financial Markets


                                       19                                      A

Liberty Acorn Fund
          >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Transaction Processors--continued
   405,100   Euronet Worldwide (b)                                    $    3,042
             ATM Processor
--------------------------------------------------------------------------------
                                                                          91,581
                                                                      ----------
Information: Total                                                     1,304,266
--------------------------------------------------------------------------------
Health Care: 9.3%
             >Biotechnology/Drug Delivery: 2.0%
 1,115,000   Enzon Pharmaceuticals
             (formerly known as Enzon) (b)                                18,643
             Polymer Delivery Technology for
             Improved Drugs
 1,968,000   Inhale Therapeutic Systems (b)                               15,901
             Pulmonary Drug Delivery
   426,000   NPS Pharmaceuticals (b)                                      10,722
             Small Molecule Drugs
 1,875,000   Locus Discovery, Series D, Pfd. (b)                           7,500
             High Throughput Rational Drug Design
 1,500,000   Medarex (b)                                                   5,925
             Humanized Antibodies
   917,000   Synaptic Pharmaceutical (b)(c)                                5,814
             Receptor Targeted Drug Design
   225,000   Martek Biosciences (b)                                        5,661
             Fatty Acids for Baby Formula & Other Foods
 1,430,000   Ciphergen Biosystems (b)(c)                                   4,933
             Protein Chips used for Drug Target Discovery
   304,000   Alexion Pharmaceuticals (b)                                   4,292
             Monoclonal Antibodies
   416,000   Diversa (b)                                                   3,765
             Molecular Breeding
   555,000   Arena Pharmaceuticals (b)                                     3,613
             Novel Drug Targeting Technology
   386,000   Protein Design Labs (b)                                       3,281
             Computer Designed Monoclonal Antibodies
 1,000,000   Sangamo Biosciences (b)                                       3,010
             Therapeutics & Diagnostics for Cancer &
             Cardiovascular Disease
   389,000   Atherogenic (b)                                               2,882
             Drugs for Atherosclerosis, Rheumatoid
             Arthritis, Asthma
   365,000   Maxygen (b)                                                   2,781
             Molecular Breeding
 1,320,000   Aclara Biosciences (b)                                        2,772
             Microfluidic Systems for Drug Development
   160,000   Myriad Genetics (b)                                           2,336
             Gene Discovery & Diagnostic Products
 1,258,000   Corvas International (b)                                      1,950
             Rational Drug Design
 1,249,999   Perlegen Sciences (b)                                         1,950
             Large Scale Gene Sequencing
   528,000   Pharmacyclics (b)                                             1,885
             Light Activated Drugs for Cancer &
             Vascular Diseases
   461,000   SYRRX, Series C (b)                                           1,614
             X-Ray Crystallography
   320,000   Incyte Genomics (b)                                           1,459
             Bioinformatics & Drug Development
   210,000   Gene Logic (b)                                                1,321
             Gene Expression Database
   316,000   Guilford Pharmaceuticals (b)                                  1,258
             Drug Delivery & Neurology Drugs
   325,000   Genzyme Molecular Oncology Division (b)                         569
             Gene Expression Technology & Cancer Drugs
   326,000   Microdose (b)                                                    39
             Drug Inhalers
--------------------------------------------------------------------------------
                                                                         115,876
             >Medical Equipment/Laboratory Supplies: 2.7%
 1,725,000   Steris (b)                                                   41,831
             Sterilization Devices
 1,234,000   Edwards Lifesciences (b)                                     31,430
             Heart Valves
   583,000   Orthofix International (b)                                   16,353
             Bone Fixation & Stimulation Devices
 1,495,000   Novoste (b)(c)                                               10,794
             Radiation Catheters for In-stent Restenosis
   550,000   Kensey Nash (b)                                              10,049
             Angioplasty Closure & Other Medical Devices
   600,000   Sola International (b)                                        7,800
             Specialty Eyeglass Lenses
   350,000   Haemonetics (b)                                               7,511
             Blood & Plasma Collection Equipment
   770,000   Visx (b)                                                      7,377
             Laser Eye Surgery Equipment
   171,000   Diagnostic Products                                           6,604
             Immunodiagnostic Kits
   155,000   Essilor International (France)                                6,380
             Eyeglass Lenses
   419,000   Viasys Healthcare (b)                                         6,239
             Respiratory & Neurology Medical Equipment
   800,000   Smith & Nephew (United Kingdom)                               4,899
             Medical Equipment & Supplies
--------------------------------------------------------------------------------
                                                                         157,267
             >Pharmaceuticals: 0.1%
   131,264   Yuhan (South Korea)                                           5,744
             Ethical Drug Producer
--------------------------------------------------------------------------------

             >Hospital Management: 0.1%
   210,000   Rhoen-Klinikum (Germany)                                      6,017
             Hospital Management
--------------------------------------------------------------------------------

             >Medical Supplies: 0.4%
   650,000   Owens & Minor                                                10,673
             Distribution of Medical Supplies
   360,000   Techne (b)                                                   10,284
             Cytokines, Antibodies, Other Reagents For
             Life Sciences
--------------------------------------------------------------------------------
                                                                          20,957
             >Services: 4.0%
 3,716,000   First Health Group (b)                                       90,485
             PPO Network
 2,096,000   Lincare Holdings (b)                                         66,276
             Home Health Care Services
 2,317,000   NDCHealth Group (c)                                          46,108
             Health Claims Processing & Drug Marketing Services
 1,200,000   Dendrite International (b)                                    8,964
             Software for Pharmaceutical Sales Force
   440,000   Medquist (b)                                                  8,914
             Medical Transcription Services


A                                      20

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
             >Services--continued

   550,000   Serologicals (b)                                         $    6,050
             Blood Collection & Antibody Production
   700,000   Nestor Healthcare (United Kingdom)                            2,399
             Supplier Of Outsourced Health Care Staffing Solutions
--------------------------------------------------------------------------------
                                                                         229,196
                                                                      ----------
Health Care: Total                                                       535,057
--------------------------------------------------------------------------------
Consumer Goods/Services: 19.1%
             Goods
             >Leisure Vehicles: 1.7%
 1,500,000   Harley-Davidson                                              69,300
             Motorcycles & Related Merchandise
 1,365,000   Monaco Coach (b)                                             22,591
             Recreational Vehicles
 3,910,000   Ducati Motor (Italy) (b)                                      7,360
             Motorcycles & Related Merchandise
--------------------------------------------------------------------------------
                                                                          99,251
             >Furniture/Textiles: 1.5%
   718,000   Mohawk Industries (b)                                        40,890
             Carpet & Flooring
   725,000   Hon Industries                                               20,503
             Office Furniture & Fireplaces
   510,000   Furniture Brands International (b)                           12,163
             Furniture
   750,000   Herman Miller                                                13,800
             Office Furniture
--------------------------------------------------------------------------------
                                                                          87,356
             >Food & Beverages: 0.8%
 1,100,000   Kerry Group (Ireland)                                        14,708
             Food Ingredients
   665,000   Orkla (Norway)                                               11,315
             Diversified Consumer Goods
 2,150,000   Lion Nathan (Australia)                                       6,860
             Beer Brewer/Distributor
    23,200   Radegerger Gruppe (Germany)                                   6,326
             Brewery
 5,000,000   Goodman Fielder (Australia)                                   5,008
             Consumer Goods
--------------------------------------------------------------------------------
                                                                          44,217
             >Nondurables: 1.2%
   570,000   Scotts Company (b)                                           27,953
             Consumer Lawn & Garden Products
 2,300,000   Helen of Troy (b)(c)                                         26,772
             Hairdryers & Curling irons
   255,000   Uni-Charm (Japan)                                            10,113
             Infant Hygiene & Feminine Care Products
   601,000   First Years (c)                                               6,046
             Infant & Toddler Products
--------------------------------------------------------------------------------
                                                                          70,884
             >Durable Goods: 0.9%
   861,000   SCP Pool (b)                                                 25,141
             Distributor of Swimming Pool Supplies
   580,740   Hunter Douglas (Netherlands)                                 17,388
             Decorative Window Coverings
 8,030,000   Waterford Wedgwood (Ireland)                                  4,126
             Crystal, Tableware & Cookware
    82,000   American Woodmark                                             3,895
             Kitchen Cabinet
--------------------------------------------------------------------------------
                                                                          50,550
             >Apparel: 2.6%
 1,774,000   Coach (b)                                                    58,400
             Designer & Retailer of Branded Leather Accessories
 1,300,000   Jones Apparel (b)                                            46,072
             Women's Apparel
   750,000   Steven Madden (b)(c)                                         13,553
             Wholesaler/Retailer of Fashion Footwear
   880,000   Nautica Enterprises (b)                                       9,777
             Casual Apparel
   200,000   Columbia Sportswear (b)                                       8,884
             Active Outdoor Apparel, Footwear & Accessories
   870,000   Skechers USA (b)                                              7,386
             Footwear Designer & Marketer
   225,000   Hugo Boss Designs (Germany)                                   2,367
             Fashion Apparel
--------------------------------------------------------------------------------
                                                                         146,439
             Services
             >Retail: 4.2%
 2,400,000   Chico's Fas (b)                                              45,384
             Women's Specialty Retail
 2,095,000   Christopher & Banks (b)(c)                                   43,471
             Women's Apparel Retailer
 1,200,000   Michaels Stores (b)                                          37,560
             Craft & Hobby Specialty Retailer
   500,000   Whole Foods Market (b)                                       26,365
             Natural Food Supermarkets
 1,400,000   Borders Group (b)                                            22,540
             Bookstores
   536,000   Zale (b)                                                     17,098
             Specialty Retailer of Jewelry
   713,000   Hot Topic (b)                                                16,313
             Music Inspired Retailer of Apparel, Accessories & Gifts
   500,000   Pier 1 Imports                                                9,465
             Imported Furniture & Tchotchkes
   805,000   Aeropostale (b)                                               8,509
             Mall Based Teen Retailer
   395,000   Genesco (b)                                                   7,359
             Multi-Concept Branded Footwear Retailer
   750,000   Gadzooks (b)(c)                                               3,525
             Teen Apparel Retailer
   300,000   Gaiam (b)                                                     3,111
             Healthy Living Catalog & E-Commerce
--------------------------------------------------------------------------------
                                                                         240,700
             >Travel: 1.1%
 1,535,000   Intrawest (Canada)                                           17,840
             Owner/Operator of Ski Resorts
   950,000   Vail Resorts (b)                                             14,412
             Owner/Operator of Ski Resorts
 3,050,000   LaQuinta (b)                                                 13,420
             Owner/Franchiser of Mid-Priced Hotels
   725,000   Navigant International (b)(c)                                 8,939
             Corporate Travel Agency
    25,800   Kuoni Reisen (Switzerland) (b)                                4,869
             Tour Operator
   430,000   NH Hoteles (Spain) (b)                                        3,693
             Business Hotel
--------------------------------------------------------------------------------
                                                                          63,173


                                       21                                      A

Liberty Acorn Fund
          >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Consumer Services: 1.4%
 2,225,000   ITT Educational Services (b)                             $   52,399
             Technology oriented Post-secondary
             Degree Programs
 2,000,000   Bally Total Fitness (b)(c)                                   14,180
             National Chain of Fitness Centers
 1,400,000   Princeton Review (b)(c)                                       6,930
             College Preparation Courses
   100,000   Weight Watchers (b)                                           4,597
             Weight Loss Program
--------------------------------------------------------------------------------
                                                                          78,106
             >Entertainment/Leisure Products: 1.1%
   525,000   International Speedway Motors                                19,577
             Largest Motorsport Racetrack Owner & Operator
 3,025,000   Six Flags (b)                                                17,273
             Worldwide Theme Park Operator
 1,750,000   Magna Entertainment, Cl. A (b)                               10,850
             Owner/Operator Thoroughbred Racetracks
   500,000   Action Performance                                            9,500
             Motorsport Collectibles & Merchandising
   265,000   Speedway Motors                                               6,832
             Motorsport Racetrack Owner & Operator
--------------------------------------------------------------------------------
                                                                          64,032
             >Casinos: 1.3%
 1,910,000   Alliance Gaming (b)                                          32,527
             Diversified Gaming Company
 1,250,000   Station Casinos (b)                                          22,125
             Casinos & Riverboats
 1,771,000   Pinnacle Entertainment (b)(c)                                12,273
             Regional Riverboat Casinos
   635,000   Monarch Casino & Resort (b)(c)                                8,719
             Casino/Hotel in Reno
   113,000   Lakes Entertainment (b)                                         610
             Gaming Entrepreneur
--------------------------------------------------------------------------------
                                                                          76,254
             >Restaurants: 0.2%
 1,067,000   Autogrill (Italy) (b)                                         8,303
             Restaurants & Catering for Travelers
   158,000   Cheesecake Factory (b)                                        5,712
             Casual Dining Restaurant
--------------------------------------------------------------------------------
                                                                          14,015
             >Cruise Lines: 1.1%
 1,400,000   Carnival                                                     34,930
             Largest Cruise Line
 1,260,000   Steiner Leisure (b)(c)                                       17,564
             Spas & Hair/Skin Products on Cruise Ships
26,800,000   Star Cruises (Singapore) (b)                                  7,772
             Cruise Line
--------------------------------------------------------------------------------
                                                                          60,266
                                                                      ----------
Consumer Goods/Services: Total                                         1,095,243
--------------------------------------------------------------------------------
Finance: 13.7%
             >Banks: 4.1%
 1,461,000   TCF Financial                                                63,831
             Great Lakes Bank
 1,608,000   Associated Banc-Corp                                         54,576
             Midwest Bank
   900,000   Texas Regional Bancshares                                    31,987
             TexMex Bank
 2,830,000   Anglo Irish Bank (Ireland)                                   20,122
             Small Business & Middle Market Banking
   848,000   Glacier Bancorp                                              19,988
             Mountain States Bank
 1,634,000   Republic                                                     19,232
             Michigan Bank
   605,000   Chittenden                                                   15,415
             Vermont & Western Massachusetts Bank
   300,000   Hawthorne Financial (b)                                       8,562
             Real Estate Lender
--------------------------------------------------------------------------------
                                                                         233,713
             >Savings & Loans: 2.4%
 2,184,000   Peoples Bank Bridgeport                                      54,906
             Connecticut Savings & Loan
 1,098,000   Anchor Bancorp Wisconsin                                     22,783
             Wisconsin Thrift
   559,000   Downey Financial                                             21,801
             California Home Lender
   347,000   Quaker City Bancorp (b)(c)                                   11,427
             LA Real Estate Lender
 1,199,606   Housing Development Finance (India)                           8,961
             Mortgage Loan Provider in India
   167,000   Commonwealth Bancorp                                          7,744
             Philadelphia Savings & Loan
   362,000   First Federal Capital                                         6,990
             Wisconsin Thrift
    50,000   Superior Financial                                              919
             Biggest Little Rock Thrift
--------------------------------------------------------------------------------
                                                                         135,531
             >Insurance: 3.3%
 1,320,000   HCC Insurance Holdings                                       32,472
             Aviation Insurance
   826,000   Leucadia National                                            30,818
             Insurance Holding Company
   138,000   Markel (b)                                                   28,359
             Specialty Insurance
 1,000,000   RLI                                                          27,900
             Specialty Insurance
   995,000   Protective Life                                              27,382
             Life Insurance
   706,000   Philadelphia Consolidated Holding (b)                        24,992
             Specialty Insurance
   210,000   StanCorp Financial                                           10,259
             Group Life, Disability & 401K
   350,000   Scottish Annuity & Life                                       6,108
             Life Reinsurer
   300,000   Irish Life & Permanent (Ireland)                              3,240
             Savings Products
--------------------------------------------------------------------------------
                                                                         191,530
             >Money Management: 2.8%
 2,230,000   SEI Investments                                              60,611
             Mutual Fund Administration & Investment Management
   738,000   Affiliated Managers Group (b)                                37,121
             Asset Management Holding Company
 1,100,000   Neuberger Berman                                             36,839
             Asset Manager for High Net Worth


A                                      22

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Money Management--continued
   480,000   Eaton Vance                                              $   13,560
             Specialty Mutual Funds
   127,000   Bank of Bermuda                                               4,051
             Fund Administration
   209,000   BKF Capital Group (b)                                         3,689
             Institutional Money Manager
 1,360,000   Edinburgh Fund Managers
             (United Kingdom)                                              2,802
             Investment Management
   200,000   The Investment Company of
             China (China)                                                   410
             Closed-End Fund
--------------------------------------------------------------------------------
                                                                         159,083
             >Finance Companies: 1.1%
 5,531,000   AmeriCredit (b)                                              42,810
             Auto Lending
 1,820,000   World Acceptance (b)(c)                                      13,850
             Personal Loans
   900,000   DVI Health Services (b)(c)                                    6,795
             Leases for Big Medical Equipment
--------------------------------------------------------------------------------
                                                                          63,455
                                                                      ----------
Finance: Total                                                           783,312
--------------------------------------------------------------------------------
Industrial Goods/Services: 11.8%
             >Steel: 0.5%
   945,000   Gibraltar Steel (c)                                          17,993
             Steel Processing
   850,000   Maruichi Steel Tube (Japan)                                   9,956
             Processed Steel
   370,000   Atchison Casting (b)                                            111
             Steel Foundries
--------------------------------------------------------------------------------
                                                                          28,060
             >Industrial Goods: 2.1%
 1,400,000   Clarcor (c)                                                  45,178
             Mobile & Industrial Filters
   750,000   Donaldson                                                    27,000
             Industrial Air Filtration
 1,000,000   Watsco                                                       16,380
             HVAC Distribution
   575,000   Applied Industrial Technologies                              10,867
             Industrial Components Distribution
   201,000   Mine Safety Appliances                                        6,482
             Safety Equipment
   290,000   Intermagnetics General (b)                                    5,696
             Superconducting Wire
 1,300,000   Grafton Group (Ireland)                                       4,908
             Builders, Wholesalers & DIY Retailing
    50,000   Bacou Dalloz (France) (b)                                     4,509
             Safety Equipment
--------------------------------------------------------------------------------
                                                                         121,020
             >Construction: 0.5%
   140,000   Technip-Coflexip (France)                                    10,013
             Global Oil Engineering & Construction
   325,000   Florida Rock Industries                                      12,366
             Concrete & Aggregates
   395,000   Northwest Pipe Company (b)(c)                                 6,834
             Water Transmission Pipe
--------------------------------------------------------------------------------
                                                                          29,213
             >Specialty Chemicals & Industrial
             Materials: 1.0%
 1,850,000   Spartech (c)                                                 38,166
             Plastics Distribution & Compounding
    20,000   Givaudan (Switzerland)                                        8,965
             Industrial Fragrances & Flavors
   900,000   NuCo2 (b)(c)                                                  7,245
             Bulk CO2 Gas Distribution to Restaurants
   347,000   SYMYX (b)                                                     4,369
             Materials & Chemicals
--------------------------------------------------------------------------------
                                                                          58,745
             >Machinery: 1.5%
   925,000   Ametek                                                       35,603
             Aerospace/Industrial Instruments
   893,000   Esco Technologies (b)(c)                                     33,041
             Filtration & Test Equipment
   400,000   Hughes Supply                                                10,928
             Industrial Distribution
   605,000   Zardoya Otis (Spain)                                          7,963
             Elevator Manufacturer & Service Provider
--------------------------------------------------------------------------------
                                                                          87,535
             >Outsourcing Services & Training: 0.5%
 2,400,000   Labor Ready (b)(c)                                           15,408
             Temporary Manual Labor
 9,500,000   Li & Fung (Hong Kong)                                         9,014
             Sourcing of Consumer Goods
   600,000   GP Strategies (b)                                             3,030
             Training Programs
--------------------------------------------------------------------------------
                                                                          27,452
             >Conglomerates: 0.1%
     2,800   Pargesa (Switzerland)                                         5,061
             Industrial & Media Holdings
   250,000   Jenoptik (Germany)                                            2,569
             Clean Room Construction & Electrical Components
--------------------------------------------------------------------------------
                                                                           7,630
             >Industrial Suppliers: 0.2%
 1,000,000   Xstrata (United Kingdom) (b)                                 10,446
             Diversified Mining Holding Company
--------------------------------------------------------------------------------

             >Logistics: 2.6%
 2,900,000   Expeditors International of Washington                       94,685
             International Freight Forwarder
 1,000,000   Forward Air (b)                                              19,410
             Freight Transportation Between Airports
   650,000   UTI Worldwide                                                17,063
             International Freight Forwarder
   500,000   Exel (United Kingdom)                                         5,537
             Global Logistics & Freight Forwarding
 4,800,000   Sembcorp Logistics (Singapore)                                4,344
             Logistic Services for Marine Transport
   759,000   Hub Group (b)(c)                                              3,643
             Truck & Rail Freight Forwarder
   600,000   Airnet Systems (b)(c)                                         2,952
             Check & Other Small Package Shipment
--------------------------------------------------------------------------------
                                                                         147,634


                                       23                                      A

Liberty Acorn Fund
          >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Water: 1.5%
 2,400,000   Tetra Tech (b)                                           $   29,280
             Resource Management & Infrastructure Consulting
   725,000   Cuno (b)                                                     24,012
             Filtration & Fluids Clarification
   900,000   Insituform Technologies (b)                                  15,345
             Water/Sewer Pipe Repair
   730,000   Pall                                                         12,176
             Filtration & Fluids Clarification
   151,000   Osmonics (b)                                                  2,558
             Filtration & Fluids Clarification
--------------------------------------------------------------------------------
                                                                          83,371
             >Other Industrial Services: 1.3%
 1,500,000   Clark/Bardes Consulting (b)(c)                               28,875
             Executive Compensation & Benefits Consulting
   409,000   G & K Services                                               14,479
             Uniform Rental
   825,000   Mobile Mini (b)(c)                                           12,928
             Leases Portable Storage Units
 3,160,000   Serco Group (United Kingdom)                                  7,788
             Facilities Management
   550,000   Toppan Forms (Japan)                                          6,178
             Business Forms & Printing Services
   780,000   Hagemeyer (Netherlands)                                       5,644
             Maintenance, Repair & Operating
             Supply Distribution
--------------------------------------------------------------------------------
                                                                          75,892
                                                                      ----------
Industrial Goods/Services: Total                                         676,998
--------------------------------------------------------------------------------
Energy/Minerals: 7.1%
             >Independent Power: 0.2%
   570,000   Gamesa (Spain) (b)                                            9,331
             Spanish Wind Turbines
   720,000   Millennium Cell (b)                                           1,721
             Fuel Cell Technology
--------------------------------------------------------------------------------
                                                                          11,052
             >Oil/Gas Producers: 4.0%
 4,800,000   XTO Energy                                                  118,560
             Natural Gas Producer
   680,000   Evergreen Resources (b)                                      30,498
             Coal Seam Gas Producer
 2,500,000   Ultra Petroleum (Canada) (b)                                 24,750
             Natural Gas Producer
   525,000   Western Gas                                                  19,346
             Oil Producer & Coal Seam Gas Producer
 1,150,000   Southwestern Energy (b)                                      13,168
             Natural Gas Producer
   300,000   Talisman Energy (Canada)                                     10,796
             Oil & Gas Producer
   360,000   Westport Resources (b)                                        7,488
             Oil & Gas Producer
 2,265,000   Tipperary (b)(c)                                              4,530
             Coal Seam Gas Producer
--------------------------------------------------------------------------------
                                                                         229,136
             >Distribution/Marketing/Refining: 1.2%
 1,400,000   Equitable Resources                                          49,056
             Natural Gas Utility & Producer
   761,000   Atmos Energy                                                 17,747
             Natural Gas Utility
 1,270,000   Aquila (b)                                                    4,623
             Electric Utility Holding Company
--------------------------------------------------------------------------------
                                                                          71,426
             >Oil Services: 1.7%
 1,100,000   FMC Technologies (b)                                         22,473
             Oil & Gas Well Head Manufacturer
 3,200,000   Saipem (Italy)                                               21,377
             Offshore Oil Construction & Drilling
 4,500,000   Newpark Resources (b)(c)                                     19,575
             Drilling Fluid Services to Oil & Gas Industry
   500,000   Carbo Ceramics                                               16,850
             Natural Gas Well Stimulants
   900,000   Hanover Compressor (b)                                        8,262
             Natural Gas Compressor Rental
   850,000   Enerflex Systems (Canada)                                     8,071
             Natural Gas Compressor
--------------------------------------------------------------------------------
                                                                          96,608
                                                                      ----------
Energy/Minerals: Total                                                   408,222
--------------------------------------------------------------------------------
Other Industries: 6.2%
             >Real Estate: 5.8%
 1,160,000   The Rouse Company                                            36,772
             Regional Shopping Malls
   615,000   General Growth Properties                                    31,980
             Regional Shopping Malls
   875,000   SL Green Realty                                              27,650
             Manhattan Office Buildings
   800,000   Macerich Company                                             24,600
             Regional Shopping Malls
   699,000   Forest City Enterprises, Cl. B                               23,626
             Commercial & Residential Property Developer
   700,000   Manufactured Home Communities                                20,741
             Manufactured Home Communities
   675,000   First Industrial Realty Trust                                18,900
             Industrial Properties
 1,099,000   LaSalle Hotel Properties (c)                                 15,386
             Upscale/Full Service Hotels
   540,000   AMB Property                                                 14,774
             Industrial Properties
   450,000   BRE Properties                                               14,040
             West Coast Apartments
   400,000   Chelsea Properties Group                                     13,324
             Outlet Malls
   425,000   Mills                                                        12,470
             Regional Shopping Malls
   700,000   Keystone Property Trust                                      11,879
             Industrial Properties
   670,000   Crescent Real Estate Equities                                11,149
             Class A Office Buildings
   380,000   Federal Realty Investment Trust                              10,686
             Shopping Centers
   650,000   United Dominion Realty                                       10,634
             Apartments


A                                      24

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Real Estate--continued
   200,000   Essex Property Trust                                     $   10,170
             West Coast Apartments
   525,000   Glimcher Realty Trust                                         9,319
             Regional Malls & Community Shopping Centers
   425,372   Security Capital European Realty (b)                          6,381
             Real Estate Investments
 2,800,000   Consorcio (Mexico) (b)                                        4,165
             Low/Medium Income House Builder
   190,000   Consolidated Tomoka                                           3,658
             16,000 Acres of Florida Land
--------------------------------------------------------------------------------
                                                                         332,304
             >Regulated Utilities: 0.4%
 1,100,000   Unisource Energy                                             19,019
             Electric Utility in Arizona
   600,000   Red Electrica (Spain)                                         6,066
             Spanish Power Grid
--------------------------------------------------------------------------------
                                                                          25,085
                                                                      ----------
Other Industries: Total                                                  357,389

Total Common Stocks and Other                                         ----------
  Equity-Like Securities: 89.9%                                        5,160,487
             (Cost: $4,316,068)

Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

Short-Term Obligations: 9.6%
             Yield 1.00%-1.45%
             Due 1/02/03-2/03/03
   $57,000   Toyota Motor Credit                                      $   56,998
    57,000   American Express Credit                                      56,992
    57,000   Coca Cola Enterprises                                        56,982
    57,000   American General Finance                                     56,962
    55,447   Colgate Palmolive                                            55,390
    48,062   State Street Boston                                          48,043
    44,190   Bell South                                                   44,167
    40,239   United Parcel Services                                       40,209
    31,076   Sara Lee                                                     31,044
    31,000   Prudential Funding                                           30,971
    24,954   Chevron Texaco                                               24,947
    19,590   Virginia Electric                                            19,582
    17,000   General Electric Capital                                     16,989
    10,000   US Treasury Bill                                              9,993
     3,328   Repurchase agreement with State
                Street Bank & Trust Co., dated
                12/31/02, due 01/02/03 at 1.000%,
                collateralized by Federal Home
                Loan Bank Notes maturing
                01/16/04, market value $3,395
                (repurchase proceeds $3,328)                               3,328
--------------------------------------------------------------------------------
             (Amortized Cost: $552,597)                                  552,597

                                                                      ----------
Total Investments: 99.5%                                               5,713,084
             (Cost: $4,868,665) (a)

Cash and Other Assets Less Liabilities: 0.5%                              27,557

                                                                      ----------
Total Net Assets: 100%                                                $5,740,641
================================================================================


                                       25                                      A

Liberty Acorn Fund
          >Statement of Investments, continued

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2002, for federal income tax purposes cost of investments is $4,866,978 and net unrealized appreciation was $846,106, consisting of gross unrealized appreciation of $1,539,335 and gross unrealized depreciation of $693,229.

(b)   Non-income producing security.

(c) On December 31, 2002, the fund held the following percentages of the outstanding voting shares of the companies listed below:

      World Acceptance                                              10.39%
      AnswerThink Consulting                                         9.95%
      Multex.Com                                                     9.87%
      Hub Group                                                      9.85%
      MAPICS                                                         9.50%
      Analysts International                                         9.50%
      Novoste                                                        9.24%
      Indus International                                            9.10%
      BSQUARE                                                        8.95%
      Clark/Bardes Consulting                                        8.90%
      Seachange International                                        8.79%
      NuCo2                                                          8.46%
      Synaptic Pharmaceutical                                        8.35%
      Gadzooks                                                       8.19%
      igate Corporation                                              8.17%
      Helen Of Troy                                                  8.16%
      Christopher & Banks                                            8.12%
      Steiner Leisure                                                7.88%
      Systems & Computer Technology                                  7.80%
      MRO Software                                                   7.80%
      Shuffle Master                                                 7.60%
      COMARCO                                                        7.57%
      JDA Software                                                   7.57%
      First Years                                                    7.32%
      Avid Technology                                                7.16%
      Esco Technologies                                              7.11%
      Pinnacle Entertainment                                         6.83%
      E.Piphany                                                      6.73%
      Monarch Casino & Resort                                        6.70%
      NDCHealth Group                                                6.67%
      Bigfoot International, Series A                                6.38%
      Aspect Communications                                          6.37%
      Spartech                                                       6.32%
      Micros Systems                                                 6.04%
      Bally Total Fitness                                            6.03%
      Northwest Pipe Company                                         6.03%
      Newpark Resources                                              6.00%
      Kronos                                                         5.99%
      DVI Health Services                                            5.94%
      Airnet Systems                                                 5.91%
      Gibraltar Steel                                                5.91%
      Steve Madden                                                   5.90%
      Lasalle Hotel Properties                                       5.88%
      Labor Ready                                                    5.85%
      Mobile Mini                                                    5.78%
      Tipperary                                                      5.77%
      Clarcor                                                        5.62%
      Quaker City Bancorp                                            5.60%
      ClickSoftware Technologies                                     5.32%
      InfoUSA                                                        5.26%
      Ciphergen Biosystems                                           5.25%
      Navigant Consulting                                            5.24%
      Witness Systems                                                5.16%
      Navigant International                                         5.14%
      Princeton Review                                               5.11%
      Ciber                                                          5.06%

      The aggregate cost and value of these companies at December 31, 2002, was $947,736 and $831,151 respectively. Investments in affiliate companies represent 14.48% of total net assets at December 31, 2002. Investment activity and income amounts relating to affiliates during the year ended December 31, 2002 were as follows:

                  Dividend Income                       $     577
                  Net realized gain or loss             $  23,488
                  Change in unrealized gain or loss     $(347,830)

                  Purchases                             $ 208,061
                  Proceeds from sales                   $  64,278

      In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at December 31, 2002. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.

(d) On December 31, 2002, the market value of foreign securities represents 7.79% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                                          Value    Percent
      ====================================================================
      Canada                                           $ 78,881      1.37%
      Ireland                                            47,104      0.82
      United Kingdom                                     44,695      0.78
      France                                             38,104      0.66
      Italy                                              37,040      0.65
      Hong Kong                                          27,086      0.47
      Spain                                              27,053      0.47
      Japan                                              26,247      0.46
      Germany                                            24,282      0.42
      Netherlands                                        23,032      0.40
      Switzerland                                        18,895      0.33
      Singapore                                          12,116      0.21
      Australia                                          11,868      0.21
      Norway                                             11,315      0.20
      India                                               8,961      0.16
      South Korea                                         5,744      0.10
      Mexico                                              4,165      0.07
      China                                                 410      0.01
                                                       --------      ----
      Total Foreign Portfolio                          $446,998      7.79%
                                                       ========      ====


A                                      26

Liberty Acorn International
          >Major Portfolio Changes in the Fourth Quarter

                                                           Number of Shares
                                                      --------------------------
                                                        09/30/02        12/31/02

Additions
--------------------------------------------------------------------------------
    Europe

>Germany
Software AG                                              475,000         655,000
Zapf Creation                                            187,000         220,000

>Norway
Den Norske Bank                                                0       1,990,000

>Finland
Jaakko Poyry                                             417,000         455,500

>Sweden
Intrum Justitia                                        1,245,000       1,505,000
Perbio Science                                                 0         263,000

>France/Belgium
Bacou Dalloz                                              93,000         130,000
Groupe Bourbon                                            61,596         100,000
Neopost                                                  450,000         600,000
Omega Pharma (Belgium)                                    30,000         370,000
Technip-Coflexip                                         150,000         160,000
Vallourec                                                      0          50,000

>United Kingdom/Ireland
Bunzl                                                    720,000       1,000,000
Euro Money
  Institutional Investors                              1,360,000       1,580,000
Exel                                                           0         800,000
Hit Entertainment                                      2,100,000       2,600,000
Kerry Group (Ireland)                                  1,000,000       1,200,000
RPS Group                                                 15,000       3,600,000
Torex                                                  1,112,000       1,200,000

>Switzerland
Schindler                                                      0          40,000

>Italy
Permasteelisa                                            163,000         370,000

>Spain
Amadeus Global Travel                                          0         500,000
Cortefiel                                              1,000,000       1,137,045
Telefonica Publicidad Info                                     0         800,000

>Netherlands/Luxembourg
Fugro                                                    184,736         200,000
Hagemeyer                                                880,000       1,185,000
Tenaris (Luxembourg)                                           0         400,000

--------------------------------------------------------------------------------
Asia

>Hong Kong
Aeon Credit Service                                    4,990,000       5,000,000
China Oilfield Services                                        0      10,000,000
Global Bio-Chem
  Technology Group                                    33,600,000      35,000,000
Hainan Meilan Airport                                          0       8,000,000
JCG Holding                                           10,300,000      12,000,000
Lerado Group                                          10,000,000      15,000,000
Techtronic Industries                                          0       5,500,000

>Japan
ARRK                                                     140,000         220,000
Daiseki                                                  225,000         350,000
Eneserve                                                 120,000         150,000
Fuji Seal                                                170,000         195,000
NIFCO                                                    500,000         675,000
Sugi Pharmacy                                                  0          50,000
Toyo Technica                                            330,000         870,000

>Taiwan
ASE Test                                               1,600,000       2,200,000

>South Korea
Cheil Communications                                     100,000         140,000

>Singapore
Delgro                                                         0       3,000,000

>India
Hero Honda Motors                                      1,200,000       1,500,000
Housing Development Finance                              850,197       1,700,000

--------------------------------------------------------------------------------
    Other Countries

>Australia/New Zealand
Jupiters                                                       0       3,000,000
Sky City Entertainment                                         0         500,000
The Warehouse Group
  (New Zealand)                                          650,000       1,000,000

>Canada
Kingsway Financial                                             0         500,000
Shawcor                                                        0         600,000


                                       27                                      I

Liberty Acorn International
      >Major Portfolio Changes, continued

                                                           Number of Shares
                                                      --------------------------
                                                        09/30/02        12/31/02

Sales
--------------------------------------------------------------------------------
    Europe

>Germany
Rhoen-Klinikum                                           445,000         435,000
Rhoen-Klinikum Pfd.                                      550,000         500,000
Stinnes                                                  700,000               0

>Poland
Bank Polska Kasa                                         250,000               0

>Finland
Instrumentarium                                          368,000         183,000
KCI Konecranes International                             237,000               0
TietoEnator                                              400,000               0

>Sweden
Cardo                                                    290,000               0

>France/Belgium
IPSOS                                                     75,000          35,453
Penauille Polyservice                                    247,580               0

>United Kingdom/Ireland
Alliance Unichem                                       1,600,000               0
First Choice Holidays                                  2,000,000               0
First Technology                                         500,000               0
Holmes Place                                           1,500,000               0
Homestyle Group                                        1,100,000         475,000
Smith & Nephew                                           800,000         600,000
Waste Recycling Group                                  1,000,000               0
Waterford Wedgwood (Ireland)                          13,000,000      12,030,000

>Switzerland
Julius Baer                                               65,000               0

>Italy
Autogrill                                              1,750,000       1,350,000

>Spain
Prosegur                                                 780,000         685,000
Transportes Azkar                                        758,000               0

>Netherlands/Luxembourg
Nutreco Holdings                                         227,777               0
OCE                                                      650,000               0

--------------------------------------------------------------------------------
    Asia

>Hong Kong
Hang Lung Properties                                   3,500,000               0
Li & Fung                                              6,500,000       5,000,000
SCMP Group                                            11,000,000               0
TVB                                                    4,700,000       3,000,000

>Japan
Banyu Pharmaceutical                                     920,000               0
Hokuto                                                   216,000               0
Nintendo                                                 120,000               0
Nissan Healthcare Food Service                           450,000          55,000
Orix                                                     280,000         180,000

>Singapore
Sembcorp Logistics                                    10,000,000       9,000,000

>India
Dr Reddy's Laboratories                                  200,000               0

--------------------------------------------------------------------------------
    Latin America

>Argentina
Siderca                                                  350,000               0

--------------------------------------------------------------------------------
    Other Countries

>Australia/New Zealand
Goodman Fielder                                       11,000,000       5,000,000
Perpetual Trustees                                       450,000         350,000

>Canada
Moore                                                    600,000         450,000

>United States
MIH                                                      830,000               0


I                                      28

Liberty Acorn International
      >Statement of Investments December 31, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 93.6%
--------------------------------------------------------------------------------
Europe: 56.2%
             >Germany/Austria: 7.5%
   500,000   Rhoen-Klinikum Pfd.                                      $   14,325
   435,000   Rhoen-Klinikum                                               14,142
             Hospital Management
   275,000   Deutsche Boerse                                              11,005
             Trading, Clearing & Settlement Services for
             Financial Markets
   770,000   Jenoptik                                                      7,914
             Clean Room Construction & Electrical Components
   400,000   Kali & Salz                                                   7,278
             Potash Products, Fertilizers, Salt &
             Waste Management
   680,000   Hugo Boss Designs                                             7,153
             Fashion Apparel
   500,000   GFK                                                           6,717
             Market Research Services
   200,000   Flughafen Wien (Austria)                                      6,712
             Vienna Airport Authority
   655,000   Software AG                                                   6,189
             Database Software
   220,000   Zapf Creation                                                 5,892
             Toy Manufacturer
 1,000,000   Takkt                                                         3,681
             Mail Order Retailer of Office & Warehouse Durables
    70,000   Beru                                                          3,157
             Auto Parts & Electronics
   250,000   Norddeutsche Affinerie                                        2,661
             Copper Smelter/Copper Products
   200,000   Lion Bioscience (b)                                           1,275
             Bioinformatics
--------------------------------------------------------------------------------
                                                                          98,101
             >Denmark: 0.5%
   100,000   Kobenhavns Lufthavne                                          7,199
             Copenhagen Airport Authority
--------------------------------------------------------------------------------
             >Norway: 1.6%
   681,000   Orkla                                                        11,587
             Diversified Consumer Goods
 1,990,000   DNB Holding                                                   9,355
             Bank
--------------------------------------------------------------------------------
                                                                          20,942
             >Finland: 2.2%
   384,000   Amer Group                                                   14,054
             Branded Sporting Goods
   183,000   Instrumentarium                                               7,327
             Anesthesia & Critical Care Medical Equipment
   455,500   Jaakko Poyry                                                  7,165
             Engineering Consultants in Forestry, Energy
--------------------------------------------------------------------------------
                                                                          28,546
             >Sweden: 1.3%
   505,000   Castellum                                                     7,087
             Office, Warehouse & Retail Property Company
 1,505,000   Intrum Justitia (b)                                           7,011
             Receivables Management & Debt Collection
   263,000   Perbio Science (b)                                            2,995
             Consumables to Biotech/Pharmaceutical Industries
--------------------------------------------------------------------------------
                                                                          17,093
             >France/Belgium: 9.0%
   600,000   Neopost (b)                                                  19,317
             Postage Meter Machines
   320,000   Essilor International                                        13,172
             Eyeglass Lenses
   130,000   Bacou Dalloz (b)                                             11,725
             Safety Equipment
   160,000   Technip-Coflexip                                             11,443
             Global Oil Engineering & Construction
   370,000   Omega Pharma (Belgium)                                       10,601
             OTC Products, Pharmacy & Dental Supplies
   650,000   NRJ                                                           9,884
             Radio Network
   425,000   Euronext                                                      9,230
             Trading, Clearing & Settlement Services for
             Financial Markets
   250,000   RTL Group (Belgium)                                           7,420
             TV & Radio Broadcaster
   100,000   Groupe Bourbon                                                7,089
             Food Retailer
   355,000   Grandvision                                                   7,036
             European Eyeglass Retailer
   500,000   Fininfo                                                       6,706
             Data Feeds for French Banks & Brokers
    50,000   Vallourec                                                     2,934
             Seamless Tubes
    35,453   IPSOS                                                         2,099
             Market Research
--------------------------------------------------------------------------------
                                                                         118,656
             >United Kingdom/Ireland: 13.0%
 1,200,000   Kerry Group (Ireland)                                        16,045
             Food Ingredients
 2,200,000   Anglo Irish Bank (Ireland)                                   15,642
             Small Business & Middle Market Banking
 2,320,000   Spectris                                                     10,567
             Electronic Instruments & Controls
 2,250,000   SSL International                                             9,280
             Medical & Footcare Products
 2,600,000   Hit Entertainment                                             8,945
             Television Shows for Children
   800,000   Exel                                                          8,859
             Global Logistics & Freight Forwarding
 5,500,000   Tullow Oil (b)                                                8,706
             Oil & Gas Producer
   800,000   Irish Life & Permanent (Ireland)                              8,641
             Savings Products
   700,000   Xstrata (b)                                                   7,312
             Diversified Mining Holding Company
 2,100,000   Weir Group                                                    7,165
             Manufacturer of Industrial Pumps & Valves
 1,200,000   Expro International                                           7,146
             Offshore Oil Field Services
 1,800,000   Grafton Group (Ireland)                                       6,796
             Builders, Wholesalers & DIY Retailing
 3,600,000   RPS Group                                                     6,403
             Environmental Consulting
12,030,000   Waterford Wedgwood (Ireland)                                  6,182
             Crystal, Tableware & Cookware
 1,200,000   Torex                                                         6,161
             Application Software for Hospital Management & Retail
 1,000,000   Bunzl                                                         6,116
             Distribution of Disposable Products to Food Industry


                                       29                                      I

Liberty Acorn International
      >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >United Kingdom/Ireland--continued
 1,580,000   Euro Money Institutional Investor                        $    6,103
             Financial Publications
 2,250,000   Serco Group                                                   5,545
             Facilities Management
   330,000   Cobham                                                        5,365
             Aerospace
 1,400,000   Nestor Healthcare                                             4,798
             Supplier of Outsourced Health Care Staffing Solutions
   600,000   Smith & Nephew                                                3,674
             Medical Equipment & Supplies
   900,000   Meggitt                                                       2,558
             Aerospace, Defense & Electronics
   410,000   Charles Taylor Consulting                                     1,650
             Mutual Insurance Management
   475,000   Homestyle Group                                               1,246
             Retailer of Curtains, Upholstery & Related Furniture
--------------------------------------------------------------------------------
                                                                         170,905
             >Switzerland: 7.2%
    80,000   Kaba Holdings                                                14,865
             Building Security Systems
    50,000   Geberit International                                        14,388
             Plumbing Supplies
     7,500   Pargesa                                                      13,557
             Industrial & Media Conglomerate
    30,000   Givaudan                                                     13,448
             Industrial Fragrances & Flavors
    21,000   Synthes-Stratec                                              12,875
             Products for Orthopedic Surgery
    40,000   Schindler                                                     7,794
             Elevator Manufacturer & Service Provider
   160,000   Bachem                                                        7,519
             Peptides
    30,000   Kuoni Reisen (b)                                              5,661
             Tour Operator
    90,000   Bon Appetit                                                   3,807
             Wholesale Food Distributor and Specialty
             Restaurant/Retailer
--------------------------------------------------------------------------------
                                                                          93,914
             >Italy: 2.3%
 2,000,000   Saipem                                                       13,360
             Offshore Oil Construction & Drilling
 1,350,000   Autogrill (b)                                                10,505
             Restaurants & Catering for Travelers
   370,000   Permasteelisa                                                 5,816
             Curtain Walls
   141,000   De Longhi                                                       628
             Consumer Appliances for Heating, Air Conditioning
             & Cooking
     6,540   Davide Campari (b)                                              204
             Beverages
--------------------------------------------------------------------------------
                                                                          30,513
             >Spain: 5.3%
 1,300,000   Red Electrica                                                13,142
             Spanish Power Grid
   990,000   Zardoya Otis                                                 13,030
             Elevator Manufacturer & Service Provider
 1,400,000   NH Hoteles (b)                                               12,024
             Business Hotel
 1,199,500   Abengoa                                                       7,044
             Engineering & Construction
   685,000   Prosegur                                                      6,968
             Security Guards
   422,000   Gamesa (b)                                                    6,908
             Spanish Wind Turbines
 1,137,045   Cortefiel                                                     5,187
             Apparel Retailer
   800,000   Telefonica Publicidado Info                                   2,542
             Spanish Telephone Directories
   500,000   Amadeus Global Travel                                         2,061
             Travel Reservation System
--------------------------------------------------------------------------------
                                                                          68,906
             >Netherlands/Luxembourg: 6.3%
   520,000   Hunter Douglas                                               15,569
             Decorative Window Coverings
   360,000   OPG Groep                                                    12,383
             Pharmaceutical Wholesaler & Retailer
   200,000   Fugro                                                         9,046
             Survey & GPS services
   670,000   IM Tech                                                       8,832
             Technical Engineering
 1,280,000   Ses Global (Luxembourg) (b)                                   8,591
             Satellite Broadcasting Services
 1,185,000   Hagemeyer                                                     8,575
             Maintenance, Repair & Operating
             Supply Distribution
   400,000   Tenaris (b)                                                   7,688
             Steel Pipe for Oil Wells & Pipelines
   500,000   Vopak (b)                                                     6,465
             Oil Storage & Chemical Distribution
   520,000   United Services Group                                         5,813
             Temporary Staffing Services
--------------------------------------------------------------------------------
                                                                          82,962
                                                                      ----------
Europe:      Total                                                       737,737
--------------------------------------------------------------------------------
Asia: 26.5%
             >Hong Kong: 6.8%
 8,000,000   Hong Kong Exchanges & Clearing                               10,053
             Trading, Clearing & Settlement Services for
             Financial Markets
 3,000,000   TVB                                                           9,463
             Television Programming & Broadcasting
35,000,000   Global Bio-Chem Technology Group                              9,313
             Corn-Based Food Products
 2,000,000   Wing Hang Bank                                                6,399
             Consumer & Commercial Banking
12,000,000   JCG Holding                                                   5,886
             Consumer Finance
 8,500,000   Travelsky Technology                                          5,886
             Online Air Travel Bookings in China
15,000,000   Zhejiang Expressway                                           5,770
             Toll Road Builder & Operator
22,000,000   Tingyi Holding                                                5,713
             Instant Noodles
19,000,000   Jiangsu Express                                               5,604
             Toll Road Builder & Operator
 5,500,000   Techtronic Industries                                         5,219
             Power Tool Manufacturer


I                                      30

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Hong Kong--continued
 5,000,000   Li & Fung                                                $    4,745
             Sourcing of Consumer Goods
 8,000,000   Hainan Meilan Airport (b)                                     3,821
             Airport Operator
15,000,000   Linmark                                                       3,366
             Apparel/Hard Goods Sourcing Agent
10,000,000   China Oilfield Services (b)                                   2,436
             Offshore Oilfield Services
15,000,000   Lerado Group                                                  2,404
             Baby Paraphernalia
 5,000,000   Aeon Credit Service                                           1,699
             Credit Card Issuer
 3,000,000   Convenience Retail (b)                                          750
             Exclusive Circle K Franchisee for HK & China
--------------------------------------------------------------------------------
                                                                          88,527
             >Japan: 10.4%
 1,000,000   Maruichi Steel Tube                                          11,713
             Processed Steel
   180,000   Orix                                                         11,595
             Leasing & Other Financial Services
   267,000   Uni-Charm                                                    10,589
             Infant Hygiene & Feminine Care Products
   875,000   Yakult Honsha                                                 9,961
             Dairy Based Beverages
   410,000   Daito Trust Construction                                      9,062
             Apartment Builder
   195,000   Fuji Seal                                                     9,047
             Packaging Materials & Machinery
   220,000   ARRK                                                          8,151
             Prototypes & Molds for New Product Development
   700,000   Toppan Forms                                                  7,863
             Business Forms & Printing Services
   870,000   Toyo Technica                                                 7,838
             Value Added Reseller of Imported Instrumentation
   675,000   NIFCO                                                         7,332
             Industrial Fasteners
   325,000   Aderans                                                       7,252
             Hair Pieces
    35,000   Bellsystem24                                                  6,829
             Call Centers
   150,000   Eneserve                                                      5,823
             Sells & Maintains In-house Power Generators
   350,000   Daiseki                                                       5,473
             Waste Disposal & Recycling
   200,000   BML                                                           3,671
             Clinical Testing
   400,000   Tenma                                                         3,267
             Molded Plastic Products
   140,000   Goldcrest                                                     3,095
             Apartment Developer
   450,000   Kawasumi Laboratories                                         2,861
             Medical Supplies
 1,150,000   OMC Card (b)                                                  2,857
             Credit Card Issuer
    50,000   Sugi Pharmacy                                                 1,844
             Drugstores
    55,000   Nissin Healthcare Food Service                                1,000
             Hospital Catering
--------------------------------------------------------------------------------
                                                                         137,123
             >Taiwan: 1.8%
 5,850,000   Advantech                                                    10,552
             Computer Based Industrial Automation
 2,200,000   Ase Test (b)                                                  8,800
             Semiconductor Packaging & Test Services
 6,150,000   Chroma Ate                                                    3,710
             Test & Measurement Instruments
--------------------------------------------------------------------------------
                                                                          23,062
             >South Korea: 3.8%
   750,000   S1 Corporation                                               13,153
             Security Services
   140,000   Cheil Communications                                         10,989
             Advertising
   500,000   Hyundai Mobis                                                 9,190
             Auto Parts
   131,264   Yuhan                                                         5,744
             Ethical Drug Producer
   100,000   Samsumg Fire & Marine                                         5,464
             Non-Life Insurance
   475,000   Samyoung Heat Exchange (c)                                    4,726
             Power Plant Related Machinery
--------------------------------------------------------------------------------
                                                                          49,266
             >Singapore: 2.1%
 9,000,000   Sembcorp Logistics                                            8,146
             Logistic Services for Marine Transport
25,000,000   Star Cruises (b)                                              7,250
             Cruise Line
 5,000,000   Singapore Technical Engineering                               4,756
             Defense Supplier
 9,000,000   Comfort Group                                                 4,047
             Taxi Service
 3,000,000   Delgro                                                        3,718
             Bus & Taxi Service
--------------------------------------------------------------------------------
                                                                          27,917
             >India: 1.6%
 1,700,000   Housing Development Finance                                  12,700
             Mortgage Loan Provider in India
 1,500,000   Hero Honda Motors                                             8,490
             Motorcycle Manufacturer
--------------------------------------------------------------------------------
                                                                          21,190
                                                                      ----------
Asia:        Total                                                       347,085
--------------------------------------------------------------------------------
Latin America: 1.2%
             >Mexico: 1.0%
   700,000   Grupo Aeroportuario                                           8,225
             Mexican Airport Authority
 3,500,000   Consorcio ARA (b)                                             5,206
             Low/Medium Income House Builder
--------------------------------------------------------------------------------
                                                                          13,431
             >Brazil: 0.2%
 1,000,000   Cia De Consessoes Rodoviaria (b)                              2,090
             Brazilian Tollroads
--------------------------------------------------------------------------------

                                                                      ----------
Latin America: Total                                                      15,521


                                       31                                      I

Liberty Acorn International
      >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Countries: 9.7%
             >Australia/New Zealand: 3.0%
 3,000,000   Jupiters                                                 $    9,387
             Casino
 2,500,000   Lion Nathan                                                   7,977
             Australian Beer Brewer/Distributor
   350,000   Perpetual Trustees                                            6,358
             Investment Management
 5,000,000   Computershare                                                 5,205
             Financial Software/Services
 5,000,000   Goodman Fielder                                               5,009
             Consumer Goods
 1,000,000   The Warehouse Group
             (New Zealand)                                                 3,833
             Warehouse Club
   500,000   Sky City Entertainment                                        2,118
             Casino/Entertainment Complex
--------------------------------------------------------------------------------
                                                                          39,887
             >Canada: 5.4%
   750,000   Power Financial                                              17,234
             Life Insurance & Mutual Funds
 1,000,000   Corus Entertainment (b)                                      11,996
             Television Programming & Radio Stations
   330,000   Talisman Energy                                              11,876
             Oil & Gas Producer
 3,500,000   Canadian 88 (b)                                               5,628
             Natural Gas Producer
   600,000   Shawcor                                                       5,298
             Oil & Gas Pipeline Products
   450,000   Intrawest                                                     5,230
             Owner/Operator of Ski Resorts
   750,000   Altagas Services                                              4,553
             Natural Gas Gatherer & Processor
   500,000   Kingsway Financial (b)                                        4,333
             Auto & Specialty Insurance
   450,000   Moore (b)                                                     4,071
             Commercial Printing
--------------------------------------------------------------------------------
                                                                          70,219

Number of Shares
or Principal Amount (000)                                            Value (000)
--------------------------------------------------------------------------------

             >Russia: 0.4%
     8,827   Khanty Mansiysk (b)                                      $    3,400
    $1,500   Khanty Mansiysk 10% Notes
             Due 12/31/03-12/31/04 (b)                                     1,350
             Oil Production in Russia
--------------------------------------------------------------------------------
                                                                           4,750
             >South Africa: 0.9%
   700,000   Harmony Gold                                                 11,997
             Gold Mining
--------------------------------------------------------------------------------
Other:       Total                                                       126,853

Total Common Stocks and Other                                         ----------
   Equity-Like Securities: 93.6%                                       1,227,196
             (Cost: $1,349,917)

Short-Term Obligations: 4.3%
   $56,790   Repurchase agreement with State
               Street Bank & Trust Co., dated
               12/31/02, due 01/02/03 at 1.000%,
               collateralized by Federal Home
               Loan Bank Notes maturing
               01/16/04, market value $57,930
               (repurchase proceeds $56,790)                              56,790
--------------------------------------------------------------------------------
             (Cost: $56,790)                                              56,790
                                                                      ----------
Total Investments: 97.9%                                               1,283,986
             (Cost: $1,406,707) (a)

Cash and Other Assets Less Liabilities: 2.1%                              27,458
                                                                      ----------
Total Net Assets: 100%                                                $1,311,444
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2002, for federal income tax purposes cost of investments is $1,417,839 and net unrealized depreciation was $133,853 consisting of gross unrealized appreciation of $83,535 and gross unrealized depreciation of $217,388.

(b)   Non-income producing security.

(c) On December 31, 2002, the fund held the following percentages of the outstanding voting shares of the companies listed below:

      Samyoung Heat Exchange (South Korea)                                 6.33%

      The aggregate cost and value of this company at December 31, 2002, was $8,990 and $4,726 respectively. Investments in affiliate companies represent 0.36% of total net assets at December 31, 2002. Investment activity and income amounts relating to affiliates during the year ended December 31, 2002 were as follows:

                  Dividend Income                       $    --
                  Net realized gain or loss             $    --
                  Change in unrealized gain or loss     $(4,264)

                  Purchases                             $ 8,990
                  Proceeds from sales                   $    --

(d) On December 31, 2002, $473,438 or 36.1% of the Fund's net assets was denominated in the Euro currency.


I                                      32

Liberty Acorn International
      >Portfolio Diversification

At December 31, 2002, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                        Value (000)      Percent
--------------------------------------------------------------------------------

>Computer Hardware
Semiconductors                                           $    8,800         0.7%
--------------------------------------------------------------------------------
                                                              8,800         0.7

>Computer Software
Internet                                                      6,189         0.5
--------------------------------------------------------------------------------
                                                              6,189         0.5

>Technology Services
Embedded Systems                                              5,886         0.4
Full Service                                                  6,161         0.5
--------------------------------------------------------------------------------
                                                             12,047         0.9

>Telecom
Cable                                                         8,591         0.6
--------------------------------------------------------------------------------
                                                              8,591         0.6

>Broadcasting & Media Content
Radio & TV Broadcasting                                      35,712         2.7
Hybrid Internet                                              15,351         1.2
Media Content Providers                                      14,095         1.1
Market Research                                               6,717         0.5
--------------------------------------------------------------------------------
                                                             71,875         5.5

>Health Care
Services                                                     58,820         4.5
Devices & Consumable                                         32,361         2.5
Drugs                                                        21,184         1.6
Biotech                                                       8,794         0.7
--------------------------------------------------------------------------------
                                                            121,159         9.3

>Business Services
Business Services                                            54,123         4.1
BPO                                                          28,584         2.2
Logistics                                                    17,005         1.3
--------------------------------------------------------------------------------
                                                             99,712         7.6

>Financials
Lending Institutions                                         60,444         4.6%
Insurance                                                    37,322         2.8
Asset Management                                             25,641         2.0
--------------------------------------------------------------------------------
                                                            123,407         9.4

>Consumer Goods & Services
Branded Goods                                               148,573        11.3
Leisure                                                      51,905         4.0
Retail Outlets                                               31,374         2.4
Distribution/ E-Commerce                                     16,676         1.3
--------------------------------------------------------------------------------
                                                            248,528        19.0

>Industrials
Goods                                                       216,709        16.5
Electronic Manufacturing                                     22,100         1.7
R&D Design Firms                                             15,932         1.2
Construction                                                 10,201         0.8
Distribution                                                  8,575         0.6
--------------------------------------------------------------------------------
                                                            273,517        20.8

>Other Industries
Energy                                                      113,668         8.7
Real Estate                                                  47,317         3.6
Utilities                                                    40,004         3.0
Not-Classified                                               38,825         3.0
Conglomerate                                                 13,557         1.0
--------------------------------------------------------------------------------
                                                            253,371        19.3

Total Common Stocks and
   Other Equity-Like Securities:
                                                         ----------------------
                                                          1,227,196        93.6

Short-Term Obligations:                                      56,790         4.3
                                                         ----------------------
Total Investments:                                        1,283,986        97.9

Cash and Other Assets
   Less Liabilities:                                         27,458         2.1

                                                         ----------------------
Total Net Assets:                                        $1,311,444       100.0%
================================================================================


                                       33                                      I

Liberty Acorn USA
      >Major Portfolio Changes in the Fourth Quarter

                                                            Number of Shares
                                                         -----------------------
                                                         09/30/02       12/31/02

Additions
--------------------------------------------------------------------------------
    Information
Euronet Worldwide                                               0        200,000
Gray Television                                                 0        138,500
Group 1 Software                                          221,400        241,000
(includes the effect of a 2 for 1 stock split)
JDA Software                                              679,000        864,000
Mediacom Communications                                   535,000        600,000
Multex.Com                                                325,000        500,000

--------------------------------------------------------------------------------
    Health Care
NDCHealth Group                                           268,300        298,300

--------------------------------------------------------------------------------
    Consumer Goods/Services
Christopher & Banks                                       125,500        212,500
Genesco                                                         0         75,000

--------------------------------------------------------------------------------
    Finance
Downey Financial                                                0         35,000

--------------------------------------------------------------------------------
    Industrial Goods/Services
Forward Air                                                     0         59,600

--------------------------------------------------------------------------------
    Energy/Minerals
Ultra Petroleum (Canada)                                        0        135,000
Western Gas                                                     0         30,000

--------------------------------------------------------------------------------
    Other Industries
Crescent Real Estate Equities                                   0         66,700

Sales
--------------------------------------------------------------------------------
    Information
Axcelis Technologies                                      235,000              0
Telephone & Data Systems                                   70,000         30,000

--------------------------------------------------------------------------------
    Consumer Goods/Services
Coach                                                     132,000         62,000
Columbia Sportswear                                       113,000          9,000
ITT Educational Services                                  570,000        535,000

--------------------------------------------------------------------------------
    Finance
Markel                                                     39,000         21,000


U                                      34

Liberty Acorn USA
    >Statement of Investments December 31, 2002

Number of Shares                                                 Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 92.2%
--------------------------------------------------------------------------------

Information: 38.1%
             >Broadcasting: 3.0%
   333,100   Salem Communications (b)                                 $   8,318
             Radio Stations for Religious Programming
   138,500   Gray Television                                              1,350
             Mid Market Affiliated TV Stations
--------------------------------------------------------------------------------
                                                                          9,668
             >Television Programming: 1.6%
   600,000   Mediacom Communications (b)                                  5,286
             Cable Television Franchises
--------------------------------------------------------------------------------

             >Telecommunications/Wireline
             Communications: 2.6%
   227,800   Commonwealth Telephone (b)                                   8,164
             Rural Phone Franchises & CLEC
--------------------------------------------------------------------------------

             >Mobile Communications: 2.7%
   730,000   Western Wireless (b)                                         3,869
             Rural Cellular Phone Franchises
   490,000   Crown Castle International (b)                               1,837
             Communication Towers in USA & UK
   182,700   Comarco (b)                                                  1,580
             Wireless Network Testing
    30,000   Telephone and Data Systems                                   1,411
             Cellular & Telephone Services
--------------------------------------------------------------------------------
                                                                          8,697
             >Computer Services: 2.7%
   786,000   RCM Technologies (b)(c)                                      3,073
             Technology Staffing Services
   232,000   American Management Systems (b)                              2,782
             Software Development Services
   670,000   AnswerThink Consulting (b)                                   1,675
             IT Integrator for Fortune 2000
   149,600   Ciber (b)                                                      770
             Software Services & Staffing
   256,600   Analysts International (b)                                     508
             Technology Staffing Services
--------------------------------------------------------------------------------
                                                                          8,808
             >Business/Consumer Software: 16.9%
   527,600   Micros Systems (b)                                          11,829
             Information Systems for Restaurants & Hotels
   238,200   Kronos (b)                                                   8,811
             Labor Management Solutions
   864,000   JDA Software (b)                                             8,346
             Applications/Software & Services for Retailers
   378,500   MRO Software (b)                                             4,597
             Enterprise Management Software
 1,330,000   Novell (b)                                                   4,442
             Security & Identity Management Software
   370,000   JD Edwards (b)                                               4,174
             Mid Market ERP & Supply Chain Software
   241,000   Group 1 Software (b)                                         2,880
             Address Verification Software
   192,500   THQ (b)                                                      2,551
             Entertainment Software
   505,000   E.Piphany (b)                                                2,106
             CRM Software
   500,000   Multex.Com (b)                                               2,100
             Online Investment Research
   140,000   SPSS (b)                                                     1,959
             Statistical Analysis Software
    68,000   Activision (b)                                                 992
             Entertainment Software
--------------------------------------------------------------------------------
                                                                         54,787
             >Transaction Processors: 2.6%
   211,640   Global Payments                                              6,775
             Credit Card Processor
   200,000   Euronet Worldwide (b)                                        1,502
             ATM Processor
--------------------------------------------------------------------------------
                                                                          8,277
             >Business Information/Marketing
             Services/Publishing: 1.9%
   102,800   Getty Images (b)                                             3,141
             Photographs for Publications & Electronic Media
   108,600   Information Holdings (b)                                     1,685
             Scientific & Medical Publications, Patent Information
   240,000   Navigant Consulting (b)                                      1,416
             Consulting Firm
--------------------------------------------------------------------------------
                                                                          6,242
             >Computer Hardware/Semiconductors/
             Related Equipment: 4.1%
   129,000   Zebra Technologies (b)                                       7,392
             Bar Code Printers
   175,300   Integrated Circuit Systems (b)                               3,199
             Silicon Timing Devices
   424,100   Seachange International (b)                                  2,608
             Systems for Video on Demand & Ad Insertion
--------------------------------------------------------------------------------
                                                                         13,199
                                                                      ---------
             Information: Total                                         123,128
--------------------------------------------------------------------------------
Health Care: 20.6%
             >Biotechnology/Drug Delivery: 3.1%
   720,000   Inhale Therapeutic Systems (b)                               5,818
             Pulmonary Drug Delivery
   131,400   Enzon Pharmaceuticals
             (formerly known as Enzon) (b)                                2,197
             Polymer Delivery Technology for Improved Drugs
   375,000   Locus Discovery, Series D, Pfd. (b)                          1,500
             High Throughput Rational Drug Design
   154,000   SYRRX, Series C (b)                                            539
             X-Ray Crystallography
   363,636   Metabolex, Series F (b)                                         91
             Drugs for Diabetes
--------------------------------------------------------------------------------
                                                                         10,145
             >Medical Equipment: 6.7%
   335,000   Edwards Lifesciences (b)                                     8,532
             Heart Valves
   314,000   Steris (b)                                                   7,615
             Sterilization Devices
   345,000   Novoste (b)                                                  2,491
             Radiation Catheters for In-stent Restenosis
   105,200   Viasys Healthcare (b)                                        1,566
             Respiratory & Neurology Medical Equipment
   135,600   Visx (b)                                                     1,299
             Laser Eye Surgery
--------------------------------------------------------------------------------
                                                                         21,503


                                       35                                      U

Liberty Acorn USA
      >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Medical Supplies: 1.6%
   182,800   Techne (b)                                               $   5,222
             Cytokines, Antibodies, Other Reagents
             For Life Sciences
--------------------------------------------------------------------------------

             >Services: 9.2%
   609,000   First Health Group (b)                                      14,829
             PPO Network
   246,800   Lincare Holdings (b)                                         7,804
             Home Health Care Services
   298,300   NDCHealth Group                                              5,936
             Health Claims Processing & Drug
             Marketing Services
   100,000   Dendrite International (b)                                     747
             Software for Pharmaceutical Sales Force
    26,000   Medquist (b)                                                   527
             Medical Transcription Services
--------------------------------------------------------------------------------
                                                                         29,843
                                                                      ---------
             Health Care: Total                                          66,713
--------------------------------------------------------------------------------
Consumer Goods/Services: 12.3%
             >Consumer Services: 4.0%
   535,000   ITT Educational Services (b)                                12,599
             Technology oriented Post-secondary
             Degree Program
    48,900   Bally Total Fitness (b)                                        347
             National Chain of Fitness Centers
--------------------------------------------------------------------------------
                                                                         12,946
             >Apparel: 2.0%
   182,200   Steven Madden (b)                                            3,292
             Wholesaler/Retailer of Fashion Footwear
    62,000   Coach (b)                                                    2,041
             Designer & Retailer of Branded Leather Accessories
   108,000   Skechers USA (b)                                               917
             Footwear Designer & Marketer
     9,000   Columbia Sportswear (b)                                        400
             Active Outdoor Apparel, Footwear & Accessories
--------------------------------------------------------------------------------
                                                                          6,650
             >Entertainment: 1.1%
    91,300   International Speedway Motors                                3,405
             Largest Motorsport Racetrack Owner & Operator
--------------------------------------------------------------------------------

             >Nondurables: 2.5%
   167,200   Scotts Company (b)                                           8,199
             Consumer Lawn & Garden Products
--------------------------------------------------------------------------------

             >Retail: 2.7%
   212,500   Christopher & Banks (b)                                      4,409
             Women's Apparel Retailer
   347,000   Gadzooks (b)                                                 1,631
             Teen Apparel Retailer
    75,000   Genesco (b)                                                  1,397
             Multi-Concept Branded Footwear Retailer
   110,500   Aeropostale (b)                                              1,168
             Mall Based Teen Retailer
--------------------------------------------------------------------------------
                                                                          8,605
                                                                      ---------
             Consumer Goods/Services: Total                              39,805
--------------------------------------------------------------------------------
Finance: 9.8%
             >Banks: 1.3%
   158,125   Chittenden                                                   4,029
             Vermont & West Massachusetts Bank
--------------------------------------------------------------------------------

             >Finance Companies: 3.4%
   846,500   AmeriCredit (b)                                              6,552
             Auto Lending
   590,000   World Acceptance (b)                                         4,490
             Personal Loans
--------------------------------------------------------------------------------
                                                                         11,042
             >Savings & Loan: 1.3%
   116,400   Anchor Bancorp Wisconsin                                     2,415
             Wisconsin Thrift
    35,000   Downey Financial                                             1,365
             California Home Lender
    16,500   Peoples Bank Bridgeport                                        415
             Connecticut Savings & Loan
--------------------------------------------------------------------------------
                                                                          4,195
             >Money Management: 0.3%
    40,000   SEI Investments                                              1,087
             Mutual Fund Administration &
             Investment Management
--------------------------------------------------------------------------------
             >Insurance: 3.5%
   290,000   HCC Insurance Holdings                                       7,134
             Aviation Insurance
    21,000   Markel (b)                                                   4,315
             Specialty Insurance
--------------------------------------------------------------------------------
                                                                         11,449
                                                                      ---------
             Finance: Total                                              31,802
--------------------------------------------------------------------------------
Industrial Goods/Services: 5.8%
             >Specialty Chemicals/Industrial Materials: 0.8%
    95,000   Spartech                                                     1,960
             Plastics Distribution & Compounding
   100,000   NuCo2 (b)                                                      805
             Bulk CO2 Gas Distribution to Restaurants
--------------------------------------------------------------------------------
                                                                          2,765
             >Construction: 0.4%
    30,000   Florida Rock Industries                                      1,141
             Concrete & Aggregates
--------------------------------------------------------------------------------

             >Machinery: 0.7%
    58,100   Esco Technologies (b)                                        2,150
             Filtration & Test Equipment
--------------------------------------------------------------------------------

             >Water: 1.4%
   134,000   Cuno (b)                                                     4,438
             Filtration & Fluids Clarification
    18,000   Osmonics (b)                                                   305
             Filtration & Fluids Clarification
--------------------------------------------------------------------------------
                                                                          4,743


U                                      36

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Logistics: 0.9%
   346,000   Hub Group (b)                                            $   1,661
             Truck & Rail Freight Forwarder
    59,600   Forward Air (b)                                              1,157
             Freight Transportation Between Airports
--------------------------------------------------------------------------------
                                                                          2,818
             >Industrial Services: 1.6%
   206,900   Insurance Auto Auctions (b)                                  3,432
             Auto Salvage Services
    95,000   Clark/Bardes Consulting (b)                                  1,829
             Executive Compensation & Benefits Consulting
--------------------------------------------------------------------------------
                                                                          5,261
                                                                      ---------
             Industrial Goods/Services: Total                            18,878
--------------------------------------------------------------------------------
Energy/Minerals: 4.8%
             >Oil Services: 1.1%
   651,000   Newpark Resources (b)                                        2,832
             Drilling Fluid Services to Oil & Gas Industry
    30,700   FMC Technologies (b)                                           627
             Oil & Gas Well Head Manufacturer
--------------------------------------------------------------------------------
                                                                          3,459
             >Oil & Gas Producers: 0.9%
   135,000   Ultra Petroleum (Canada) (b)                                 1,337
             Natural Gas Producer
    30,000   Western Gas                                                  1,105
             Oil & Coal Seam Gas Producer
    47,100   Southwestern Energy (b)                                        539
             Natural Gas Producer
--------------------------------------------------------------------------------
                                                                          2,981
             >Distribution/Marketing/Refining: 2.8%
   193,000   Atmos Energy                                                 4,501
             Natural Gas Utility
   122,600   Equitable Resources                                          4,296
             Natural Gas Utility & Producer
   115,000   Aquila (b)                                                     419
             Electric Utility Holding Company
--------------------------------------------------------------------------------
                                                                          9,216
                                                                      ---------
             Energy/Minerals: Total                                      15,656

Number of Shares
or Principal Amount (000)                                            Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Industries: 0.8%
             >Real Estate: 0.8%
    47,000   The Rouse Company                                        $   1,490
             Regional Shopping Malls
    66,700   Crescent Real Estate Equities                                1,110
             Class A Office Buildings
--------------------------------------------------------------------------------
                                                                          2,600
                                                                      ---------
             Other Industries: Total                                      2,600

                                                                      ---------
Total Common Stocks: 92.2%                                              298,582
             (Cost: $312,495)

Short-Term Obligations: 7.9%

   $13,000   American Express Credit, 1.350%,
               due 01/02/03                                              13,000
    12,441   Repurchase agreement with State
               Street Bank & Trust Co., dated
               12/31/02, due 01/02/03 at 1.000%,
               collateralized by Federal Home
               Loan Bank Notes maturing
               01/16/04, market value $12,690
               (repurchase proceeds $12,441)                             12,441
--------------------------------------------------------------------------------
             (Cost: $25,441)                                             25,441

                                                                      ---------
Total Investments: 100.1%                                               324,023
             (Cost: $337,936) (a)

Cash and Other Assets Less Liabilities: (0.1%)                             (500)

                                                                      ---------
Total Net Assets: 100%                                                $ 323,523
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2002, for federal income tax purposes cost of investments is $338,182 and net unrealized depreciation was $14,159 consisting of gross unrealized appreciation of $43,586 and gross unrealized depreciation of $57,745.

(b)   Non-income producing security.

(c) On December 31, 2002, the fund held the following percentages of the outstanding voting shares of the companies listed below:

      RCM Technologies 7.42%

      The aggregate cost and value of these companies at December 31, 2002, was $5,636 and $3,073 respectively. Investments in affiliate companies represent 0.95% of total net assets at December 31, 2002. The change in unrealized gain(loss) in these companies amounted to $(621) during the year ended December 31, 2002. There was no other investment activity during the year.


                                       37                                      U

Liberty Acorn Foreign Forty
      >Major Portfolio Changes in the Fourth Quarter

                                                            Number of Shares
                                                       -------------------------
                                                        09/30/02        12/31/02

Additions
--------------------------------------------------------------------------------
    Europe

>United Kingdom
BG Group                                                       0         200,000
Reed Elsevier                                                  0          90,000

Sales
--------------------------------------------------------------------------------
    Europe

>France
Suez                                                      45,000               0

>United Kingdom
Alliance Unichem                                         150,000               0

--------------------------------------------------------------------------------
    Asia

>Japan
Nintendo                                                   7,000               0

--------------------------------------------------------------------------------
    Other Countries

>Australia
Goodman Fielder                                        1,200,000               0


F40                                    38

Liberty Acorn Foreign Forty
      >Statement of Investments December 31, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 93.3%
--------------------------------------------------------------------------------
Europe: 68.1%
             >Germany: 6.3%
    39,500   Rhoen-Klinikum                                              $ 1,284
             Hospital Management
    12,400   Deutsche Boerse                                                 496
             Trading, Clearing & Settlement Services for
             Financial Markets
     5,000   Henkel                                                          317
             Chemicals, Detergents & Non-Food Consumer Brands
--------------------------------------------------------------------------------
                                                                           2,097
             >Denmark: 2.1%
    26,000   Jyske Bank (b)                                                  705
             Retail & Corporate Banking
--------------------------------------------------------------------------------

             >Norway: 5.3%
   201,000   DNB Holding                                                     945
             Bank
    48,000   Orkla                                                           817
             Diversified Consumer Goods
--------------------------------------------------------------------------------
                                                                           1,762
             >France/Belgium: 8.2%
    25,000   Neopost (b)                                                     805
             Postage Meter Machines
    11,000   Technip-Coflexip                                                787
             Global Oil Engineering & Construction
    20,000   Euronext                                                        434
             Trading, Clearing & Settlement Services for
             Financial Markets
     9,000   Essilor International                                           370
             Eyeglass Lenses
    10,000   AGF                                                             335
             Life & Health Insurance
--------------------------------------------------------------------------------
                                                                           2,731
             >United Kingdom/Ireland: 29.0%
   120,000   Kerry Group (Ireland)                                         1,604
             Food Ingredients
   150,000   Anglo Irish Bank (Ireland)                                    1,067
             Small Business & Middle Market Banking
    80,000   Exel                                                            886
             Global Freight Forwarding
   200,000   BG Group                                                        863
             Oil & Gas Producer
   160,000   Compass Group                                                   850
             International Concession & Contract Caterer
    80,000   Xstrata (b)                                                     836
             Diversified Mining Holding Company
    70,000   Standard Chartered                                              795
             International Banking Group
    90,000   Reed Elsevier                                                   771
             Scientific, Legal, Education & Business Publisher
   120,000   Bunzl                                                           734
             Supplier of Business to Business Consumables
    50,000   Irish Life & Permanent (Ireland)                                540
             Life Insurance
    25,000   Cobham                                                          406
             Aerospace
    30,000   Smith & Nephew                                                  184
             Medical Equipment & Supplies
    10,000   Man Group                                                       143
             Hedge Fund Manager
--------------------------------------------------------------------------------
                                                                           9,679
             >Switzerland: 16.0%
     2,500   Synthes-Stratec                                               1,533
             Products for Orthopedic Surgery
     8,000   Kaba Holdings                                                 1,486
             Building Security Systems
     2,100   Givaudan                                                        941
             Industrial Fragrances & Flavors
     2,100   Geberit International                                           604
             Plumbing Supplies
     3,000   Schindler                                                       585
             Elevator Manufacturer & Service Provider
       100   Pargesa Holdings                                                181
             Industrial & Media Conglomerate
--------------------------------------------------------------------------------
                                                                           5,330
             >Italy: 1.2%
    52,000   Autogrill (b)                                                   405
             Restaurants & Catering for Travelers
                                                                         -------
             Europe: Total                                                22,709
--------------------------------------------------------------------------------
Asia: 13.8%
             >Hong Kong: 2.9%
   300,000   TVB                                                             946
             Television Programming & Broadcasting
--------------------------------------------------------------------------------

             >Singapore: 0.3%
   100,000   Singapore Technical Engineering                                  95
             Defense Supplier
--------------------------------------------------------------------------------

             >Japan: 10.6%
    24,000   Oriental Land                                                 1,453
             Disney Theme Park Operator
    17,000   Orix                                                          1,095
             Finance Leasing
    65,000   Terumo                                                          899
             Medical Supplies
     1,600   NIDEC                                                           100
             Hard Disk drive Spindle Motor Manufacturer
--------------------------------------------------------------------------------
                                                                           3,547
                                                                         -------
             Asia: Total                                                   4,588
--------------------------------------------------------------------------------
Other Countries: 11.4%
             >Australia: 3.8%
   400,000   Lion Nathan                                                   1,276
             Beer Brewer/Distributor
--------------------------------------------------------------------------------


                                       39                                    F40

Liberty Acorn Foreign Forty
      >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Canada: 7.6%
    29,600   Talisman Energy                                             $ 1,065
             Oil & Gas Producer
    64,000   Corus Entertainment (b)                                         768
             Television Programming & Radio Stations
    30,000   Power Financial                                                 689
             Life Insurance & Mutual Funds
--------------------------------------------------------------------------------
                                                                           2,522
                                                                         -------
             Other: Total                                                  3,798

                                                                         -------
Total Common Stocks: 93.3%                                                31,095
             (Cost: $31,277)

Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

Short-Term Obligations: 6.5%
    $2,175   Repurchase agreement with State
               Street Bank & Trust Co., dated
               12/31/02, due 01/02/03 at 1.000%,
               collateralized by Federal Home
               Loan Bank Notes maturing
               01/16/04, market value $2,200
               (repurchase proceeds $2,175)                              $ 2,175
--------------------------------------------------------------------------------
             (Cost: $2,175)                                                2,175
                                                                         -------
Total Investments: 99.8%                                                  33,270
             (Cost: $33,452) (a)

Cash and Other Assets Less Liabilities: 0.2%                                  82
                                                                         -------
Total Net Assets: 100%                                                   $33,352
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2002, for federal income tax purposes cost of investments is $34,489 and net unrealized depreciation was $1,219, consisting of gross unrealized appreciation of $2,449 and gross unrealized depreciation of $3,668.

(b)   Non-income producing security.

(c) At December 31, 2002, $8,445 or 25.3% of the Fund's net assets was denominated in Euro currency.


F40                                    40

Liberty Acorn Foreign Forty
      >Portfolio Diversification

At December 31, 2002, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                        Value (000)      Percent
--------------------------------------------------------------------------------

>Information Technology
Television Broadcasting                                     $   946         2.9%
Transaction Processors                                          930         2.8
Computer Hardware and
  Related Equipment                                             905         2.7
Publishing                                                      771         2.3
Television Programming                                          768         2.3
--------------------------------------------------------------------------------
                                                              4,320        13.0

>HealthCare
Medical Equipment                                             2,087         6.3
Hospital Management                                           1,284         3.8
Hospital/ Laboratory Supplies                                   899         2.7
--------------------------------------------------------------------------------
                                                              4,270        12.8

>Consumer Goods/Services
Food                                                          2,421         7.3
Other Entertainment                                           1,453         4.4
Beverage                                                      1,276         3.8
Restaurants                                                   1,255         3.8
Nondurables                                                     317         0.9
--------------------------------------------------------------------------------
                                                              6,722        20.2

>Finance
Banks                                                         3,512        10.5
Other Finance Companies                                       1,095         3.3
Insurance                                                       875         2.6
Money Management                                                832         2.5
--------------------------------------------------------------------------------
                                                              6,314        18.9

>Industrial Goods/Services
Construction                                                  1,486         4.5
Speciality Chemicals                                            941         2.8
Outsourcing and Training Services                               734         2.2
Other Industrial Services                                       680         2.1
Industrial Materials                                            604         1.8
Electrical Components                                           406         1.2
Conglomerates                                                   181         0.5
--------------------------------------------------------------------------------
                                                              5,032        15.1

>Energy/Minerals
Oil/Gas Producers                                             1,928         5.8
Non Ferrous Metals                                              836         2.5
Oil Services                                                    787         2.3
--------------------------------------------------------------------------------
                                                              3,551        10.6

>Other
Transportation                                                  886         2.7
--------------------------------------------------------------------------------
                                                                886         2.7

Total Common Stocks:                                         31,095        93.3

Short-Term Obligations:                                       2,175         6.5

                                                            -------------------
Total Investments:                                           33,270        99.8

Cash and Other Assets
       Less Liabilities                                          82         0.2

                                                            -------------------
Net Assets                                                  $33,352       100.0%
================================================================================


                                       41                                    F40

Liberty Acorn Twenty
      >Major Portfolio Changes in the Fourth Quarter

                                                          Number of Shares
                                                    ----------------------------
                                                    09/30/02            12/31/02

Additions
--------------------------------------------------------------------------------
    Information
Liberty Media                                        850,000           1,610,000
Moody's                                               90,000             165,000
Synopsys                                             145,000             215,000
Tektronix                                            150,000             225,000

--------------------------------------------------------------------------------
    Health Care
First Health Group                                   340,000             505,000
Guidant                                                    0             240,000
IMS Health                                           330,000             475,000

--------------------------------------------------------------------------------
    Consumer Goods/Services
Costco                                                     0             210,000
International Speedway Motors                         90,000             150,000

--------------------------------------------------------------------------------
    Finance
Associated Banc-Corp                                 165,000             235,000
Fidelity National Finance                            110,000             140,000
TCF Financial                                         85,000             230,000

--------------------------------------------------------------------------------
    Industrial Goods/Services
Expeditors International
of Washington                                        245,000             305,000

Sales
--------------------------------------------------------------------------------
    Information
Concord EFS                                          213,000                   0
H&R Block                                            225,000                   0


20                                     42

Liberty Acorn Twenty
      >Statement of Investments December 31, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 94.1%
--------------------------------------------------------------------------------
Information: 29.6%
             >Television Programming: 8.6%
 1,610,000   Liberty Media (b)                                          $ 14,393
             CATV Programming & Media Company Holdings
--------------------------------------------------------------------------------

             >Instrumentation: 4.5%
   225,000   Tektronix (b)                                                 4,093
             Analytical Instruments
   160,000   Waters (b)                                                    3,485
             Chromatography, Mass Spectrometry,
             Thermal Analysis
--------------------------------------------------------------------------------
                                                                           7,578
             >Gaming Equipment: 4.5%
   100,000   International Game Technology (b)                             7,592
             Slot Machines & Progressive Jackpots
--------------------------------------------------------------------------------

             >Business Software: 8.0%
   215,000   Synopsys (b)                                                  9,922
             Software for Designing Semiconductor Chips
   310,000   JD Edwards (b)                                                3,497
             Mid Market ERP & Supply Chain Software
--------------------------------------------------------------------------------
                                                                          13,419
             >Business Information: 4.0%
   165,000   Moody's                                                       6,813
             Ratings Service for Credit Obligations
                                                                        --------
             Information: Total                                           49,795
--------------------------------------------------------------------------------
Health Care: 26.9%
             >Medical Equipment: 10.0%
   220,000   Boston Scientific (b)                                         9,354
             Stents & Catheters
   240,000   Guidant (b)                                                   7,404
             Stents, Defibrillators & Other Cardiac Medical Devices
--------------------------------------------------------------------------------
                                                                          16,758
             >Services: 14.8%
   505,000   First Health Group (b)                                       12,297
             PPO Network
   475,000   IMS Health                                                    7,600
             Prescription Data to Pharmaceutical Industry
   160,000   Lincare Holdings (b)                                          5,059
             Home Health Care Services
--------------------------------------------------------------------------------
                                                                          24,956
             >Hospital/Laboratory Supplies: 2.1%
   125,000   Techne (b)                                                    3,571
             Cytokines, Antibodies, Other Reagents
             for Life Sciences
                                                                        --------
             Health Care: Total                                           45,285
--------------------------------------------------------------------------------
Consumer Goods/Services: 12.1%
             >Leisure Vehicles: 2.3%
    85,000   Harley-Davidson                                               3,927
             Motorcycles & Related Merchandise
--------------------------------------------------------------------------------

             >Retail: 3.5%
   210,000   Costco (b)                                                    5,893
             Warehouse Superstores
--------------------------------------------------------------------------------

Number of Shares or
Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

             >Entertainment: 3.3%
   150,000   International Speedway Motors                              $  5,593
             Largest Motorsport Racetrack Owner & Operator
--------------------------------------------------------------------------------

             >Furniture & Manufacturers: 3.0%
   140,000   Jones Apparel (b)                                             4,962
             Women's Apparel
                                                                        --------
             Consumer Goods/Services: Total                               20,375
--------------------------------------------------------------------------------
Finance: 19.6%
             >Banks: 10.7%
   230,000   TCF Financial                                                10,049
             Great Lakes Bank
   235,000   Associated Banc-Corp                                          7,976
             Midwest Bank
--------------------------------------------------------------------------------
                                                                          18,025
             >Insurance: 7.0%
    35,000   Markel (b)                                                    7,192
             Specialty Insurance
   140,000   Fidelity National Financial                                   4,596
             Title Insurance & Other Services
--------------------------------------------------------------------------------
                                                                          11,788
             >Money Management: 1.9%
   115,000   SEI Investments                                               3,126
             Mutual Fund Administration & Investment
             Management
                                                                        --------
             Finance: Total                                               32,939
--------------------------------------------------------------------------------
Industrial Goods/Services: 5.9%
             >Logistics: 5.9%
   305,000   Expeditors International of Washington                        9,958
             International Freight Forwarder

                                                                        --------
             Industrial Goods/Services: Total                              9,958

                                                                        --------
Total Common Stocks: 94.1% (Cost: $143,163)                              158,352

Short-Term Obligations: 4.9%

    $4,199   Repurchase agreement with State
               Street Bank & Trust Co., dated
               12/31/02, due 01/02/03 at 1.000%,
               collateralized by Federal Home
               Loan Bank Notes maturing
               01/16/04, market value $4,285
               (repurchase proceeds $4,199)                                4,199
     4,000   American Express Credit, 1.350%,
               due 01/02/03                                                4,000
--------------------------------------------------------------------------------
             (Cost: $8,199)                                                8,199
                                                                        --------
Total Investments: 99.0%                                                 166,551
             (Cost: $151,362) (a)

Cash and Other Assets Less Liabilities: 1.0%                               1,759

                                                                        --------
Total Net Assets: 100%                                                  $168,310
================================================================================

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2002, for federal income tax purposes cost of investments is $151,383 and net unrealized appreciation was $15,168, consisting of gross unrealized appreciation of $19,963 and gross unrealized depreciation of $4,795.

(b)   Non-income producing security.


                                       43                                     20

Liberty Acorn Family of Funds
      >Statements of Assets and Liabilities

                                                                    Liberty                Liberty               Liberty
                                                                     Acorn                  Acorn                 Acorn
December 31, 2002                                                     Fund              International              USA
--------------------------------------------------------------------------------------------------------------------------
(in thousands)
Assets
Investments, at value (cost: Liberty Acorn
    Fund $4,868,665; Liberty Acorn International
    $1,406,707; Liberty Acorn USA $337,936;
    Liberty Acorn Foreign Forty $33,452;
    Liberty Acorn Twenty $151,362)                                 $5,713,084             $1,283,986             $324,023
Cash                                                                       34                      1                   --
Foreign currency (cost: Liberty Acorn Fund $99;
    Liberty Acorn International $23,854,
    Liberty Foreign Forty $5)                                             100                 23,645                   --
Receivable for:
    Investments sold                                                      641                    284                   --
    Fund shares sold                                                   35,980                  4,755                  801
    Dividends and interest                                              4,049                  2,644                   36
    Expense reimbursement due from Advisor                                 --                     --                   --
Deferred Trustees' Compensation Investments                               785                    398                   56
Other assets                                                              245                     77                    4
--------------------------------------------------------------------------------------------------------------------------
    Total Assets                                                    5,754,918              1,315,790              324,920

Liabilities
Payable for:
    Investments purchased                                               4,273                    879                  126
    Fund shares redeemed                                                7,498                  2,222                1,019
    Foreign capital gains tax                                             293                    187                   --
    Custodian                                                              76                    172                   12
    Management fee                                                          9                      8                   --
    Administration fee                                                      5                      1                   --
    Legal and audit fees                                                   63                     60                   12
    Reports to shareholders                                               166                     78                   23
    Deferred Trustees' fees                                               785                    398                   56
    Transfer agent fee                                                    809                    123                   58
Other liabilities                                                         300                    218                   91
--------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                  14,277                  4,346                1,397
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                                         $5,740,641             $1,311,444             $323,523
==========================================================================================================================

Composition of Net Assets
Paid in capital                                                    $4,949,255             $1,660,450             $361,356
Undistributed net investment income
    (Accumulated net investment loss)                                   3,601                  5,460                  (50)
Accumulated net realized loss                                         (55,964)              (224,336)             (23,870)
Net unrealized appreciation (depreciation) on:
    Investments (net of unrealized PFIC
    gains of $409 for Liberty Acorn Fund and
    $7,225 for Liberty Acorn International)                           844,010               (129,946)             (13,913)
    Foreign currency transactions                                        (261)                  (184)                  --
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                                         $5,740,641             $1,311,444             $323,523
==========================================================================================================================

Net asset value and redemption
    price per share - Class A (a)                                      $15.34                 $15.32               $14.18
    (Net assets/shares)                                      ($724,121/47,211)        ($33,806/2,206)      ($32,422/2,286)

Maximum offering price
    per share - Class A (b)                                            $16.28                 $16.25               $15.05
    (Net asset value and redemption
    price per share/front-end sales charge)                     ($15.34/.9425)         ($15.32/.9425)       ($14.18/.9425)

Net asset value and offering price
    per share - Class B (a)                                            $15.13                 $15.11               $14.01
    (Net assets/shares)                                      ($618,727/40,903)        ($22,560/1,493)      ($37,478/2,675)

Net asset value and offering price
    per share - Class C (a)                                            $15.12                 $15.11               $14.01
    (Net assets/shares)                                      ($376,024/24,862)          ($14,575/964)      ($18,313/1,307)

Net asset value, offering price and
    redemption price
    per share - Class Z                                                $15.50                 $15.40               $14.28
    (Net assets/shares)                                   ($4,021,769/259,396)    ($1,240,503/80,565)    ($235,310/16,474)

                                                                Liberty             Liberty
                                                                 Acorn               Acorn
December 31, 2002                                             Foreign Forty          Twenty
-------------------------------------------------------------------------------------------
(in thousands)
Assets
Investments, at value (cost: Liberty Acorn
    Fund $4,868,665; Liberty Acorn International
    $1,406,707; Liberty Acorn USA $337,936;
    Liberty Acorn Foreign Forty $33,452;
    Liberty Acorn Twenty $151,362)                               $33,270           $166,551
Cash                                                                   1                  1
Foreign currency (cost: Liberty Acorn Fund $99;
    Liberty Acorn International $23,854,
    Liberty Foreign Forty $5)                                          5                 --
Receivable for:
    Investments sold                                                  --                 --
    Fund shares sold                                                 111              2,061
    Dividends and interest                                           143                  7
    Expense reimbursement due from Advisor                            12                 19
Deferred Trustees' Compensation Investments                           --                 --
Other assets                                                           5                  7
-------------------------------------------------------------------------------------------
    Total Assets                                                  33,547            168,646

Liabilities
Payable for:
    Investments purchased                                             --                 --
    Fund shares redeemed                                              98                251
    Foreign capital gains tax                                         --                 --
    Custodian                                                          8                  1
    Management fee                                                    --                 --
    Administration fee                                                --                 --
    Legal and audit fees                                              20                 16
    Reports to shareholders                                           13                 17
    Deferred Trustees' fees                                           12                 12
    Transfer agent fee                                                14                 33
Other liabilities                                                     30                  6
-------------------------------------------------------------------------------------------
    Total Liabilities                                                195                336
-------------------------------------------------------------------------------------------
Net Assets                                                       $33,352           $168,310
===========================================================================================

Composition of Net Assets
Paid in capital                                                  $71,416           $153,684
Undistributed net investment income
    (Accumulated net investment loss)                                  5                (11)
Accumulated net realized loss                                    (37,901)              (552)
Net unrealized appreciation (depreciation) on:
    Investments (net of unrealized PFIC
    gains of $409 for Liberty Acorn Fund and
    $7,225 for Liberty Acorn International)                         (182)            15,189
    Foreign currency transactions                                     14                 --
-------------------------------------------------------------------------------------------
Net Assets                                                       $33,352           $168,310
===========================================================================================

Net asset value and redemption
    price per share - Class A (a)                                 $10.24             $13.93
    (Net assets/shares)                                      ($2,612/255)    ($31,742/2,279)

Maximum offering price
    per share - Class A (b)                                       $10.86             $14.78
    (Net asset value and redemption
    price per share/front-end sales charge)                ($10.24/.9425)     ($13.93/.9425)

Net asset value and offering price
    per share - Class B (a)                                       $10.08             $13.73
    (Net assets/shares)                                      ($1,835/182)    ($33,106/2,411)

Net asset value and offering price
    per share - Class C (a)                                       $10.09             $13.73
    (Net assets/shares)                                      ($2,915/289)      ($10,919/795)

Net asset value, offering price and
    redemption price
    per share - Class Z                                           $10.29             $14.04
    (Net assets/shares)                                   ($25,990/2,525)    ($92,543/6,589)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

A I U F40 20

Liberty Acorn Family of Funds
      >Statements of Operations
      For the Year Ended December 31, 2002

                                                                  Liberty        Liberty        Liberty      Liberty      Liberty
                                                                   Acorn          Acorn          Acorn        Acorn        Acorn
(in thousands)                                                     Fund       International       USA      Foreign Forty   Twenty
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
    Dividend income                                             $  46,122      $  30,303      $  1,215      $   718      $   547
    Interest income                                                 7,733          1,575           497           39          167
---------------------------------------------------------------------------------------------------------------------------------
                                                                   53,855         31,878         1,712          757          714
    Foreign taxes withheld                                           (813)        (3,077)           --          (71)          --
---------------------------------------------------------------------------------------------------------------------------------
        Total Investment Income                                    53,042         28,801         1,712          686          714
Expenses:
Management fees                                                    37,007         12,863         3,027          381        1,095
Administration fees                                                 2,747            774           163           20           61
12b-1 Service & Distribution fees                                   9,825            473           680           66          360
Custody fees                                                          486          1,013            17           46            8
Legal and audit fees                                                  380            159            52           36           33
Transfer agent fee                                                  6,201          1,174           505           95          278
Trustees' fee                                                         301             96            17           13           15
Registration and blue sky                                             531            129           109           82           91
Reports to shareholders                                               436            189            79           37           49
Other expenses                                                        208             77            13            2            5
---------------------------------------------------------------------------------------------------------------------------------
    Total expenses                                                 58,122         16,947         4,662          778        1,995
Less custody fees paid indirectly                                      (1)            --*           (1)          --*          --*
Less reimbursement of expenses by Advisor                              --             --            --         (131)         (57)
---------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                   58,121         16,947         4,661          647        1,938
---------------------------------------------------------------------------------------------------------------------------------
    Net Investment Income (Loss)                                   (5,079)        11,854        (2,949)          39       (1,224)
Net Realized and Unrealized Gain (Loss)
    on Portfolio Positions:
Net realized gain (loss) on:
    Investments                                                   (57,647)       (85,045)      (17,552)      (6,827)        (508)
    Forward foreign currency contracts                                 --         (2,222)           --           --           --
    Foreign currency transactions                                      38         (1,351)           --          (18)          --
---------------------------------------------------------------------------------------------------------------------------------
    Net realized loss                                             (57,609)       (88,618)      (17,552)      (6,845)        (508)
=================================================================================================================================
Net change in net unrealized appreciation/ depreciation on:
    Investments                                                  (778,327)      (190,086)      (56,039)       1,141       (7,857)
    Foreign currency transactions                                    (328)         1,695            --           10           --
---------------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized
        appreciation/depreciation                                (778,655)      (188,391)      (56,039)       1,151       (7,857)
=================================================================================================================================
    Net realized and unrealized loss                             (836,264)      (277,009)      (73,591)      (5,694)      (8,365)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets resulting
    from Operations                                             $(841,343)     $(265,155)     $(76,540)     $(5,655)     $(9,589)
=================================================================================================================================

*     Rounds to less than $500.

See accompanying notes to financial statements.

                                                                    A I U F40 20

Liberty Acorn Family of Funds
      >Statements of Changes in Net Assets

                                                                        Liberty                         Liberty Acorn
                                                                      Acorn Fund                        International

                                                           Year ended        Year ended        Year ended        Year ended
Increase (Decrease) in Net Assets                        December 31,      December 31,      December 31,      December 31,
----------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                   2002              2001              2002              2001
Operations:
Net investment income (loss)                              $    (5,079)      $     8,831       $    11,854       $    12,043
Net realized gain (loss) on investments,
  forward foreign currency contracts, futures
  and foreign currency transactions                           (57,609)           25,700           (88,618)         (140,634)
Change in net unrealized appreciation (depreciation)
  of investments, forward foreign currency contracts
  and foreign currency transactions                          (778,655)          244,013          (188,391)         (375,330)
----------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) from Operations                (841,343)          278,544          (265,155)         (503,921)

Distribution to Shareholders From:
  Net investment income - Class A                                  --                --               (24)               --
  Net realized gain - Class A                                      --            (2,844)               --              (398)
  Net investment income - Class B                                  --                --                --                --
  Net realized gain - Class B                                      --            (2,637)               --              (273)
  Net investment income - Class C                                  --                --                --                --
  Net realized gain - Class C                                      --            (1,296)               --              (230)
  Net investment income - Class Z                                  --            (8,940)           (9,265)               --
  Net realized gain -- Class Z                                     --           (80,989)               --           (38,229)
----------------------------------------------------------------------------------------------------------------------------
      Total Distribution to Shareholders                           --           (96,706)           (9,289)          (39,130)
Share Transactions:
  Subscriptions - Class A                                     645,380           307,484           264,875           239,039
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                      --                --                --                --
  Distributions reinvested - Class A                               --             2,629                17               334
  Redemptions -- Class A                                     (134,555)          (37,092)         (251,764)         (220,639)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                          510,825           273,021            13,128            18,734

  Subscriptions - Class B                                     490,366           273,803            15,847            18,727
  Distributions reinvested - Class B                               --             2,424                --               231
  Redemptions -- Class B                                      (67,763)          (15,884)           (6,194)           (3,880)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                     422,603           260,343             9,653            15,078

  Subscriptions - Class C                                     330,698           151,838            43,176            46,327
  Distributions reinvested - Class C                               --             1,220                --               199
  Redemptions -- Class C                                      (53,861)          (16,911)          (40,348)          (33,605)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                          276,837           136,147             2,828            12,921

  Subscriptions - Class Z                                     917,983           634,962           649,314           855,561
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                      --                --                --                --
  Distributions reinvested - Class Z                               --            81,436             8,562            35,680
  Redemptions -- Class Z                                     (509,628)         (630,511)         (768,033)       (1,203,599)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class Z                          408,355            85,887          (110,157)         (312,358)
----------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) from
        Share Transactions                                  1,618,620           755,398           (84,548)         (265,625)
----------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                       777,277           937,236          (358,992)         (808,676)
Net Assets:
Beginning of period                                         4,963,364         4,026,128         1,670,436         2,479,112
----------------------------------------------------------------------------------------------------------------------------
End of period                                             $ 5,740,641       $ 4,963,364       $ 1,311,444       $ 1,670,436
============================================================================================================================
Undistributed Net Investment Income (Accumulated
  Net Investment Loss or Overdistributed Net
  Investment Income)                                      $     3,601       $      (420)      $     5,460       $     5,051
============================================================================================================================

                                                                       Liberty                     Liberty Acorn
                                                                      Acorn USA                    Foreign Forty

                                                            Year ended      Year ended     Year ended      Year ended
Increase (Decrease) in Net Assets                         December 31,    December 31,   December 31,    December 31,
----------------------------------------------------------------------------------------------------------------------
(in thousands)                                                    2002            2001           2002            2001
Operations:
Net investment income (loss)                                 $  (2,949)      $  (1,409)      $     39       $    (374)
Net realized gain (loss) on investments,
  forward foreign currency contracts, futures
  and foreign currency transactions                            (17,552)          7,406         (6,845)        (30,434)
Change in net unrealized appreciation (depreciation)
  of investments, forward foreign currency contracts
  and foreign currency transactions                            (56,039)         31,876          1,151          (9,135)
----------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) from Operations                  (76,540)         37,873         (5,655)        (39,943)

Distribution to Shareholders From:
  Net investment income - Class A                                   --              --             --              (3)
  Net realized gain - Class A                                       --            (155)            --             (23)
  Net investment income - Class B                                   --              --             --              (2)
  Net realized gain - Class B                                       --            (181)            --             (13)
  Net investment income - Class C                                   --              --             --              (5)
  Net realized gain - Class C                                       --             (90)            --             (30)
  Net investment income - Class Z                                   --              --             --             (66)
  Net realized gain -- Class Z                                      --          (3,172)            --            (441)
----------------------------------------------------------------------------------------------------------------------
      Total Distribution to Shareholders                            --          (3,598)            --            (583)
Share Transactions:
  Subscriptions - Class A                                       35,469          32,901         54,708          56,509
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       22              --             --              --
  Distributions reinvested - Class A                                --             144             --              23
  Redemptions -- Class A                                       (15,616)        (13,214)       (54,724)        (55,501)
----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                            19,875          19,831            (16)          1,031

  Subscriptions - Class B                                       33,711          31,389          2,363           2,027
  Distributions reinvested - Class B                                --             155             --              13
  Redemptions -- Class B                                       (13,914)         (4,458)        (2,245)           (778)
----------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                       19,797          27,086            118           1,262

  Subscriptions - Class C                                       14,839          14,042          5,117           8,387
  Distributions reinvested - Class C                                --              84             --              11
  Redemptions -- Class C                                        (5,070)         (1,321)        (5,510)         (6,283)
----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                             9,769          12,805           (393)          2,115

  Subscriptions - Class Z                                      125,400          83,357         72,837         146,755
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                   10,075              --             --              --
  Distributions reinvested - Class Z                                --           3,020             --             450
  Redemptions -- Class Z                                       (75,563)       (113,912)       (79,344)       (202,928)
----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class Z                            59,912         (27,535)        (6,507)        (55,723)
----------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) from
        Share Transactions                                     109,353          32,187         (6,798)        (51,315)
----------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                         32,813          66,462        (12,453)        (91,841)
Net Assets:
Beginning of period                                            290,710         224,248         45,805         137,646
----------------------------------------------------------------------------------------------------------------------
End of period                                                $ 323,523       $ 290,710       $ 33,352       $  45,805
======================================================================================================================
Undistributed Net Investment Income (Accumulated
  Net Investment Loss or Overdistributed Net
  Investment Income)                                         $     (50)      $     (52)      $      5       $     (16)
======================================================================================================================

                                                                      Liberty
                                                                   Acorn Twenty

                                                          Year ended     Year ended
Increase (Decrease) in Net Assets                       December 31,   December 31,
-----------------------------------------------------------------------------------
(in thousands)                                                  2002           2001
Operations:
Net investment income (loss)                               $  (1,224)      $   (496)
Net realized gain (loss) on investments,
  forward foreign currency contracts, futures
  and foreign currency transactions                             (508)           823
Change in net unrealized appreciation (depreciation)
  of investments, forward foreign currency contracts
  and foreign currency transactions                           (7,857)         6,110
-----------------------------------------------------------------------------------
      Net Increase (Decrease) from Operations                 (9,589)         6,437

Distribution to Shareholders From:
  Net investment income - Class A                                 --             --
  Net realized gain - Class A                                     --            (21)
  Net investment income - Class B                                 --             --
  Net realized gain - Class B                                     --            (23)
  Net investment income - Class C                                 --             --
  Net realized gain - Class C                                     --             (9)
  Net investment income - Class Z                                 --             --
  Net realized gain -- Class Z                                    --           (135)
-----------------------------------------------------------------------------------
      Total Distribution to Shareholders                          --           (188)
Share Transactions:
  Subscriptions - Class A                                     31,504         11,048
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                     --             --
  Distributions reinvested - Class A                              --             19
  Redemptions -- Class A                                     (10,199)        (3,166)
-----------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                          21,305          7,901

  Subscriptions - Class B                                     27,565         10,371
  Distributions reinvested - Class B                              --             21
  Redemptions -- Class B                                      (5,862)        (2,066)
-----------------------------------------------------------------------------------
  Net Increase -- Class B                                     21,703          8,326

  Subscriptions - Class C                                      8,806          3,892
  Distributions reinvested - Class C                              --              8
  Redemptions -- Class C                                      (2,268)          (389)
-----------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                           6,538          3,511

  Subscriptions - Class Z                                     46,496         11,389
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                     --             --
  Distributions reinvested - Class Z                              --            128
  Redemptions -- Class Z                                     (17,872)       (12,911)
-----------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class Z                          28,624         (1,394)
-----------------------------------------------------------------------------------
      Net Increase (Decrease) from
        Share Transactions                                    78,170         18,344
-----------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                       68,581         24,593
Net Assets:
Beginning of period                                           99,729         75,136
-----------------------------------------------------------------------------------
End of period                                              $ 168,310       $ 99,729
===================================================================================
Undistributed Net Investment Income (Accumulated
  Net Investment Loss or Overdistributed Net
  Investment Income)                                       $     (11)      $     (9)
===================================================================================

See accompanying notes to financial statements.

                                                                    A I U F40 20


                                     46 & 47

Liberty Acorn Family of Funds
      >Statements of Changes in Net Assets continued

                                                                         Liberty                     Liberty Acorn
                                                                       Acorn Fund                    International

                                                             Year ended      Year ended      Year ended      Year ended
Changes in Shares of Beneficial Interest:                  December 31,    December 31,    December 31,    December 31,
------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                     2002            2001            2002            2001
  Subscriptions - Class A                                        38,478          18,209          15,488          12,434
  Proceeds from shares issued in connection with the
    tax-free transfer of assets from Stein Roe Small
    Company Growth Fund                                              --              --              --              --
  Shares issued in reinvestment and capital
    gains - Class A                                                  --             146               1              16
  Less shares redeemed -- Class A                                (8,482)         (2,202)        (14,677)        (11,489)
------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class A                                        29,996          16,153             812             961

  Subscriptions -- Class B                                       29,099          16,110             923             900
  Shares issued in reinvestment and capital
    gains -- Class B                                                 --             135              --              11
  Less shares redeemed -- Class B                                (4,407)           (963)           (376)           (203)
------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                        24,692          15,282             547             708

  Subscriptions -- Class C                                       19,804           8,969           2,573           2,305
  Shares issued in reinvestment and capital
    gains -- Class C                                                 --              68              --              10
  Less shares redeemed -- Class C                                (3,475)         (1,000)         (2,396)         (1,695)
------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                              16,329           8,037             177             620

  Subscriptions - Class Z                                        54,769          37,199          38,166          42,524
  Proceeds from shares issued in connection with the
    tax-free transfer of assets from Stein Roe Small
    Company Growth Fund                                              --              --              --              --
  Shares issued in reinvestment and capital
    gains - Class Z                                                  --           4,491             484           1,705
  Less shares redeemed -- Class Z                               (31,314)        (37,172)        (45,408)        (60,018)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) -- Class Z                               23,455           4,518          (6,758)        (15,789)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest         94,472          43,990          (5,222)        (13,500)
------------------------------------------------------------------------------------------------------------------------

                                                                         Liberty                    Liberty Acorn
                                                                        Acorn USA                   Foreign Forty

                                                             Year ended     Year ended     Year ended      Year ended
Changes in Shares of Beneficial Interest:                  December 31,   December 31,   December 31,    December 31,
----------------------------------------------------------------------------------------------------------------------
(in thousands)                                                     2002           2001           2002            2001
  Subscriptions - Class A                                         2,124          1,880          4,749           4,477
  Proceeds from shares issued in connection with the
    tax-free transfer of assets from Stein Roe Small
    Company Growth Fund                                               2             --             --              --
  Shares issued in reinvestment and capital
    gains - Class A                                                  --              9             --               2
  Less shares redeemed -- Class A                                (1,009)          (774)        (4,731)         (4,427)
----------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class A                                         1,117          1,115             18              52

  Subscriptions -- Class B                                        2,019          1,815            220             145
  Shares issued in reinvestment and capital
    gains -- Class B                                                 --              9             --               1
  Less shares redeemed -- Class B                                  (937)          (277)          (211)            (64)
----------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                         1,082          1,547              9              82

  Subscriptions -- Class C                                          892            800            459             652
  Shares issued in reinvestment and capital
    gains -- Class C                                                 --              5             --               1
  Less shares redeemed -- Class C                                  (335)           (78)          (495)           (526)
----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                                 557            727            (36)            127

  Subscriptions - Class Z                                         7,498          4,826          6,884          10,085
  Proceeds from shares issued in connection with the
    tax-free transfer of assets from Stein Roe Small
    Company Growth Fund                                             724             --             --              --
  Shares issued in reinvestment and capital
    gains - Class Z                                                  --            179             --              32
  Less shares redeemed -- Class Z                                (4,844)        (6,839)        (7,419)        (14,609)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) -- Class Z                                3,378         (1,834)          (535)         (4,492)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest          6,134          1,555           (544)         (4,231)
----------------------------------------------------------------------------------------------------------------------

                                                                     Liberty
                                                                  Acorn Twenty

                                                             Year ended     Year ended
Changes in Shares of Beneficial Interest:                  December 31,   December 31,
--------------------------------------------------------------------------------------
(in thousands)                                                     2002           2001
  Subscriptions - Class A                                         2,229            778
  Proceeds from shares issued in connection with the
    tax-free transfer of assets from Stein Roe Small
    Company Growth Fund                                              --             --
  Shares issued in reinvestment and capital
    gains - Class A                                                  --              1
  Less shares redeemed -- Class A                                  (735)          (225)
--------------------------------------------------------------------------------------
  Net Increase -- Class A                                         1,494            554

  Subscriptions -- Class B                                        1,955            736
  Shares issued in reinvestment and capital
    gains -- Class B                                                 --              1
  Less shares redeemed -- Class B                                  (431)          (151)
--------------------------------------------------------------------------------------
  Net Increase -- Class B                                         1,524            586

  Subscriptions -- Class C                                          630            281
  Shares issued in reinvestment and capital
    gains -- Class C                                                 --              1
  Less shares redeemed -- Class C                                  (164)           (29)
--------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                                 466            253

  Subscriptions - Class Z                                         3,286            812
  Proceeds from shares issued in connection with the
    tax-free transfer of assets from Stein Roe Small
    Company Growth Fund                                              --             --
  Shares issued in reinvestment and capital
    gains - Class Z                                                  --              9
  Less shares redeemed -- Class Z                                (1,263)          (965)
--------------------------------------------------------------------------------------
Net Increase (Decrease) -- Class Z                                2,023           (144)
--------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest          5,507          1,249
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                    A I U F40 20


                                     48 & 49

Liberty Acorn Family of Funds
      >Financial Highlights

Liberty Acorn Fund

Class A Shares                                                            Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001          2000(a)
Net Asset Value, Beginning of Period                             $  17.80       $  17.19       $ 17.88
Income from Investment Operations
Net investment income (loss) (b)                                    (0.07)         (0.05)         0.01
Net realized and unrealized gain (loss)                             (2.39)          1.01          1.22
----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (2.46)          0.96          1.23
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                             --             --         (0.06)
From net realized gains                                                --          (0.35)        (1.86)
----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.35)        (1.92)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  15.34       $  17.80       $ 17.19
==========================================================================================================
Total Return (c)                                                   (13.82)%         5.56%         7.40%(d)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                         1.42%          1.42%         1.03%(f)
Net investment income (loss) (e)                                    (0.45)%        (0.33)%        0.39%(f)
Portfolio turnover rate                                                13%            20%           29%(d)
Net assets at end of period (000's)                              $724,121       $306,405       $18,252

(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

(f)   Annualized.

Class B Shares                                                            Year Ended December 31,
-----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001          2000(a)
Net Asset Value, Beginning of Period                             $  17.67       $  17.17       $ 17.88
Income from Investment Operations
Net investment loss (b)                                             (0.17)         (0.16)        (0.01)
Net realized and unrealized gain (loss)                             (2.37)          1.01          1.22
-----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (2.54)          0.85          1.21
-----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                             --             --         (0.06)
From net realized gains                                                --          (0.35)        (1.86)
-----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.35)        (1.92)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  15.13       $  17.67       $ 17.17
===========================================================================================================
Total Return (c)                                                   (14.37)%         4.92%         7.27%(d)
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                         2.07%          2.07%         1.68%(f)
Net investment loss (e)                                             (1.10)%        (0.98)%       (0.26)%(f)
Portfolio turnover rate                                                13%            20%           29%(d)
Net assets at end of period (000's)                              $618,727       $286,422       $15,951

(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

(f)   Annualized.

Class C Shares                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  17.66       $  17.17       $17.88
Income from Investment Operations
Net investment loss (b)                                             (0.17)         (0.17)       (0.01)
Net realized and unrealized gain (loss)                             (2.37)          1.01         1.22
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (2.54)          0.84         1.21
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                             --             --        (0.06)
From net realized gains                                                --          (0.35)       (1.86)
----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.35)       (1.92)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  15.12       $  17.66       $17.17
==========================================================================================================
Total Return (c)                                                   (14.38)%         4.86%        7.27%(d)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                         2.07%          2.07%        1.68%(f)
Net investment loss (e)                                             (1.10)%        (0.98)%      (0.26)%(f)
Portfolio turnover rate                                                13%            20%          29%(d)
Net assets at end of period (000's)                              $376,024       $150,727       $8,510

(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

(f)   Annualized.

See accompanying notes to financial statements.

A I U F40 20

Liberty Acorn International

Class A Shares                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  18.35       $  23.84      $ 28.67
Income from Investment Operations
Net investment income (b)                                            0.05           0.01         0.02
Net realized and unrealized loss                                    (3.07)         (5.11)       (1.26)
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (3.02)         (5.10)       (1.24)
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                          (0.01)            --           --
From net realized gains                                                --          (0.39)       (3.59)
----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                    (0.01)         (0.39)       (3.59)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  15.32       $  18.35      $ 23.84
==========================================================================================================
Total Return (c)                                                   (16.46)%       (21.59)%      (4.85)%(d)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                         1.56%          1.65%        1.59%(f)
Net investment income (e)                                            0.30%          0.03%        0.40%(f)
Portfolio turnover rate                                                52%            45%          63%(d)
Net assets at end of period (000's)                              $ 33,806       $ 25,587      $10,323

(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

(f)   Annualized.

Class B Shares                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  18.22       $  23.81       $28.67
Income from Investment Operations
Net investment loss (b)                                             (0.06)         (0.12)       (0.01)
Net realized and unrealized loss                                    (3.05)         (5.08)       (1.26)
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (3.11)         (5.20)       (1.27)
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                                --          (0.39)       (3.59)
----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.39)       (3.59)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  15.11       $  18.22       $23.81
==========================================================================================================
Total Return (c)                                                   (17.07)%       (22.04)%      (4.97)%(d)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                         2.21%          2.30%        2.24%(f)
Net investment loss (e)                                             (0.35)%        (0.62)%      (0.25)%(f)
Portfolio turnover rate                                                52%            45%          63%(d)
Net assets at end of period (000's)                              $ 22,560       $ 17,235       $5,675

(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

(f)   Annualized.

Class C Shares                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  18.21       $  23.81       $28.67
Income from Investment Operations
Net investment loss (b)                                             (0.06)         (0.13)       (0.01)
Net realized and unrealized loss                                    (3.04)         (5.08)       (1.26)
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (3.10)         (5.21)       (1.27)
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                                --          (0.39)       (3.59)
----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.39)       (3.59)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  15.11       $  18.21       $23.81
==========================================================================================================
Total Return (c)                                                   (17.02)%       (22.08)%      (4.97)%(d)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                         2.21%          2.30%        2.24%(f)
Net investment loss (e)                                             (0.35)%        (0.62)%      (0.25)%(f)
Portfolio turnover rate                                                52%            45%          63%(d)
Net assets at end of period (000's)                              $ 14,575       $ 14,327       $3,965

(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

(f)   Annualized.

See accompanying notes to financial statements.

                                                                    A I U F40 20

Liberty Acorn Family of Funds
      >Financial Highlights continued

Liberty Acorn USA

Class A Shares                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  17.50       $  14.88       $13.83
Income from Investment Operations
Net investment loss (b)                                             (0.19)         (0.19)       (0.01)
Net realized and unrealized gain (loss)                             (3.13)          2.96         1.06
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (3.32)          2.77         1.05
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                                --          (0.15)          --
----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.15)          --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  14.18       $  17.50       $14.88
==========================================================================================================
Total Return (c)                                                   (18.97)%        18.65%        7.59%(d)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                         1.74%          1.84%        1.17%(f)
Net investment loss (e)                                             (1.21)%        (1.13)%      (0.49)%(f)
Portfolio turnover rate                                                31%            24%          45%(d)
Net assets at end of period (000's)                              $ 32,422       $ 20,455       $  798

(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

(f)   Annualized.

Class B Shares                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  17.40       $  14.87       $13.83
Income from Investment Operations
Net investment loss (b)                                             (0.29)         (0.30)       (0.03)
Net realized and unrealized gain (loss)                             (3.10)          2.96         1.07
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (3.39)          2.66         1.04
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                                --          (0.13)          --
----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.13)          --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  14.01       $  17.40       $14.87
==========================================================================================================
Total Return (c)                                                   (19.48)%        17.92%        7.52%(d)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                         2.39%          2.49%        1.82%(f)
Net investment loss (e)                                             (1.86)%        (1.78)%      (1.14)%(f)
Portfolio turnover rate                                                31%            24%          45%(d)
Net assets at end of period (000's)                              $ 37,478       $ 27,722       $  685

(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

(f)   Annualized.

Class C Shares                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  17.40       $  14.87       $13.83
Income from Investment Operations
Net investment loss (b)                                             (0.29)         (0.30)       (0.03)
Net realized and unrealized gain (loss)                             (3.10)          2.96         1.07
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (3.39)          2.66         1.04
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                                --          (0.13)          --
----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.13)          --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  14.01       $  17.40       $14.87
==========================================================================================================
Total Return (c)                                                   (19.48)%        17.92%        7.52%(d)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                         2.39%          2.49%        1.82%(f)
Net investment loss (e)                                             (1.86)%        (1.78)%      (1.14)%(f)
Portfolio turnover rate                                                31%            24%          45%(d)
Net assets at end of period (000's)                              $ 18,313       $ 13,049       $  347

(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

(f)   Annualized.

See accompanying notes to financial statements.

A I U F40 20

Liberty Acorn Foreign Forty

Class A Shares                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  12.07       $  17.15       $17.71
Income from Investment Operations
Net investment loss (b)                                             (0.01)         (0.09)       (0.03)
Net realized and unrealized loss                                    (1.82)         (4.90)       (0.53)
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (1.83)         (4.99)       (0.56)
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                             --          (0.01)          --
From net realized gains                                                --          (0.08)          --
----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.09)          --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  10.24       $  12.07       $17.15
==========================================================================================================
Total Return (c)                                                   (15.16)%(d)    (29.17)%(d)   (3.16)%(e)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (f)                                                         1.80%          1.80%        1.29%(g)
Net investment loss (f)                                             (0.09)%        (0.67)%      (0.79)%(g)
Reimbursement                                                        0.33%          0.23%          --
Portfolio turnover rate                                               102%            82%          79%(e)
Net assets at end of period (000's)                              $  2,612       $  2,861       $3,172

(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

Class B Shares                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  11.96       $  17.13       $17.71
Income from Investment Operations
Net investment loss (b)                                             (0.08)         (0.18)       (0.05)
Net realized and unrealized loss                                    (1.80)         (4.90)       (0.53)
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (1.88)         (5.08)       (0.58)
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                             --          (0.01)          --
From net realized gains                                                --          (0.08)          --
----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.09)          --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  10.08       $  11.96       $17.13
==========================================================================================================
Total Return (c)                                                   (15.72)%(d)    (29.73)%(d)   (3.27)%(e)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (f)                                                         2.45%          2.45%        1.94%(g)
Net investment loss (f)                                             (0.74)%        (1.32)%      (1.44)%(g)
Reimbursement                                                        0.33%          0.23%          --
Portfolio turnover rate                                               102%            82%          79%(e)
Net assets at end of period (000's)                              $  1,835       $  2,069       $1,551

(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

Class C Shares                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  11.97       $  17.14       $17.71
Income from Investment Operations
Net investment loss (b)                                             (0.08)         (0.18)       (0.05)
Net realized and unrealized loss                                    (1.80)         (4.90)       (0.52)
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (1.88)         (5.08)       (0.57)
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                             --          (0.01)          --
From net realized gains                                                --          (0.08)          --
----------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.09)          --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  10.09       $  11.97       $17.14
==========================================================================================================
Total Return (c)                                                   (15.71)%(d)    (29.71)%(d)   (3.22)%(e)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (f)                                                         2.45%          2.45%        1.94%(g)
Net investment loss (f)                                             (0.74)%        (1.32)%      (1.44)%(g)
Reimbursement                                                        0.33%          0.23%          --
Portfolio turnover rate                                               102%            82%          79%(e)
Net assets at end of period (000's)                              $  2,915       $  3,885       $3,399

(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

See accompanying notes to financial statements.

                                                                    A I U F40 20

Liberty Acorn Family of Funds
      >Financial Highlights continued

Liberty Acorn Twenty

Class A Shares                                                             Year Ended December 31,
------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  15.17       $  14.12       $13.47
Income from Investment Operations
Net investment income (loss) (b)                                    (0.16)         (0.10)        0.01
Net realized and unrealized gain (loss)                             (1.08)          1.18         0.84
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (1.24)          1.08         0.85
------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                             --             --        (0.01)
From net realized gains                                                --          (0.03)       (0.19)
------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.03)       (0.20)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  13.93       $  15.17       $14.12
============================================================================================================
Total Return (c)                                                    (8.17)%(d)      7.65%(d)     6.32%(e)
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                             1.70%(f)       1.70%        0.76%(f)(g)
Net investment income (loss)                                        (1.11)%(f)     (0.79)%       0.23%(f)(g)
Reimbursement                                                        0.10%          0.18%          --
Portfolio turnover rate                                                40%            82%         116%(e)
Net assets at end of period (000's)                              $ 31,742       $ 11,900       $3,267

(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

Class B Shares                                                             Year Ended December 31,
------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  15.05       $  14.10      $13.47
Income from Investment Operations
Net investment loss (b)                                             (0.25)         (0.20)      (0.01)
Net realized and unrealized gain (loss)                             (1.07)          1.18        0.84
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (1.32)          0.98        0.83
------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                             --             --       (0.01)
From net realized gains                                                --          (0.03)      (0.19)
------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.03)      (0.20)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  13.73       $  15.05      $14.10
============================================================================================================
Total Return (c)                                                    (8.77)%(d)      6.95%(d)    6.17%(e)
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                             2.35%(f)       2.35%       1.41%(f)(g)
Net investment loss                                                 (1.76)%(f)     (1.44)%     (0.42)%(f)(g)
Reimbursement                                                        0.10%          0.18%         --
Portfolio turnover rate                                                40%            82%        116%(e)
Net assets at end of period (000's)                              $ 33,106       $ 13,358      $4,249

(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

See accompanying notes to financial statements.

A I U F40 20

Liberty Acorn Twenty continued

Class C Shares                                                             Year Ended December 31,
------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002           2001         2000(a)
Net Asset Value, Beginning of Period                             $  15.05       $  14.10       $13.47
Income from Investment Operations
Net investment loss (b)                                             (0.25)         (0.20)       (0.01)
Net realized and unrealized gain (loss)                             (1.07)          1.18         0.84
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (1.32)          0.98         0.83
------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                             --             --        (0.01)
From net realized gains                                                --          (0.03)       (0.19)
------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --          (0.03)       (0.20)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  13.73       $  15.05       $14.10
============================================================================================================
Total Return (c)                                                    (8.77)%(d)      6.95%(d)     6.17%(e)
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                             2.35%(f)       2.35%        1.41%(f)(g)
Net investment loss                                                 (1.76)%(f)     (1.44)%      (0.42)%(f)(g)
Reimbursement                                                        0.10%          0.18%          --
Portfolio turnover rate                                                40%            82%         116%(e)
Net assets at end of period (000's)                              $ 10,919       $  4,945       $1,070

(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

See accompanying notes to financial statements.

                                                                    A I U F40 20

Liberty Acorn Family of Funds
      >Notes to Financial Statements

1.    Nature of Operations

Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty (the "Funds") are series of Liberty Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. The financial highlights for Class Z shares are presented in a separate annual report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

      On July 26, 2002, Liberty Acorn USA acquired all of the net assets of the Stein Roe Small Company Growth Fund ("Stein Roe Fund") pursuant to a plan of reorganization approved by the Stein Roe Fund shareholders on June 28, 2002. The acquisition was accomplished by a tax-free exchange of 1,139,488 shares of the Stein Roe Fund (valued at $10,096,640) for 726,123 shares of Liberty Acorn USA.

      The net assets of the Stein Roe Fund were combined with the net assets of Liberty Acorn USA on the acquisition date and included $3,125,202 of unrealized depreciation on investments. The aggregate net assets of the Liberty Acorn USA immediately before and after acquisition were $306,945,066 and $317,041,706, respectively.

2.    Significant Accounting Policies
        >Security valuation

Investments are stated at fair value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

        >Repurchase agreements

The Funds may engage in repurchase transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all time at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

        >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

        >Security transactions and investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums (if any) on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

A I U F40 20

        >Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

        >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund, except for Liberty Acorn USA and Liberty Acorn Twenty may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the Funds entered into any futures contracts during the year ended December 31, 2002. Liberty Acorn Fund, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty did not enter into any forward foreign currency contracts during the year ended December 31, 2002.

        >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately based on relative net assets for purposes of determining the net asset value of each class.

        >Custody fees

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

        >Federal income taxes

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

        >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

3.    Federal Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for: income on real estate investment trust ("REITs"), deferral of losses from wash sales, foreign currency transactions, net operating losses, treatment of passive foreign investment companies gains, capital loss carryforwards, non-deductible expenses and post-October losses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

                          Undistributed Net
                             Investment
                               Income
                           (Accumulated      Accumulated                           Unrealized
                           Net Investment    Net Realized          Paid-In        Appreciation
                               Loss)          Gain (Loss)          Capital       (Depreciation)
-----------------------------------------------------------------------------------------------
(in thousands)
Liberty Acorn Fund            $ 9,100           $ 3,607           $(12,298)          $(409)
Liberty Acorn
  International                (2,156)            1,356                 --             800
Liberty Acorn USA               2,951            (4,353)             1,402              --
Liberty Acorn
  Foreign Forty                   (18)             (367)                --             385
Liberty Acorn Twenty            1,222                --             (1,222)             --

      Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

                                                                    A I U F40 20

Liberty Acorn Family of Funds
      >Notes to Financial Statements (continued)

      The tax character of distributions paid during 2002 and 2001 were as follows:

Liberty Acorn Fund                                               2002       2001
--------------------------------------------------------------------------------
(in thousands)

Ordinary Income                                                $   --    $ 8,940
Long-Term Capital Gains                                            --     87,766
================================================================================

Liberty Acorn International                                      2002       2001
--------------------------------------------------------------------------------
(in thousands)

Ordinary Income                                                $9,289    $    --
Long-Term Capital Gains                                            --     39,130
================================================================================

Liberty Acorn USA                                                2002       2001
--------------------------------------------------------------------------------
(in thousands)

Ordinary Income                                                $   --    $ 1,475
Long-Term Capital Gains                                            --      2,123
================================================================================

Liberty Acorn Foreign Forty                                      2002       2001
--------------------------------------------------------------------------------
(in thousands)

Ordinary Income                                                $   --    $    76
Long-Term Capital Gains                                            --        507
================================================================================

Liberty Acorn Twenty                                             2002       2001
--------------------------------------------------------------------------------
(in thousands)

Ordinary Income                                                $   --    $    --
Long-Term Capital Gains                                            --        188
================================================================================

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                 Undistributed
                                   Undistributed   Long-Term        Unrealized
                                      Ordinary      Capital        Appreciation
                                       Income        Gains        (Depreciation)
--------------------------------------------------------------------------------
(in thousands)

Liberty Acorn Fund                     $   --        $  --          $ 845,845
Liberty Acorn
  International                         5,858           --           (134,036)
Liberty Acorn USA                          --           --            (14,159)
Liberty Acorn
  Foreign Forty                            18           --             (1,203)
Liberty Acorn Twenty                       --           --             15,168

The difference between book-basis and tax-basis unrealized appreciation (depreciation), if applicable, is attributable primarily to the return of capital on REITs, tax deferral of losses on certain securities (wash sales), recognition of unrealized gains on certain foreign investment (PFIC's), and foreign currency transactions.

      The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of                     Liberty           Liberty Acorn        Liberty Acorn
Expiration                 Acorn Fund         International             USA
--------------------------------------------------------------------------------
(in thousands)

2008                         $    --             $     --             $   126
2009                              --              111,479               3,634
2010                          38,238               76,335              17,936
--------------------------------------------------------------------------------
TOTAL                        $38,238             $187,814             $21,696

Year of                                         Liberty Acorn      Liberty Acorn
Expiration                                      Foreign Forty          Twenty
--------------------------------------------------------------------------------
(in thousands)

2009                                               $23,084              $ --
2010                                                12,528               530
--------------------------------------------------------------------------------
TOTAL                                              $35,612              $530

      During the year ended December 31, 2002, the capital loss carryforward acquired by Liberty Acorn USA as a result of the merger with Stein Roe Fund was $3,760.

      Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

      Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post-October losses were deferred to January 1, 2003 as follows:

                                                                          Amount
--------------------------------------------------------------------------------
(in thousands)

Liberty Acorn Fund                                                       $15,436
Liberty Acorn International                                               32,617
Liberty Acorn USA                                                          1,921
Liberty Acorn Foreign Forty                                                1,251
Liberty Acorn Twenty                                                          --
--------------------------------------------------------------------------------

      Liberty Acorn Fund, Liberty Acorn International and Liberty Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains and losses relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows (in thousands):

A I U F40 20

Liberty Acorn Fund
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2001                                                    $    --

Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2002                                                    409

Unrealized appreciation recognized in
prior years on PFIC's sold during 2002                                       --
                                                                        -------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2002                             $   409
                                                                        -------
Liberty Acorn International
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2001                                                    $ 8,026

Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2002                                                    319

Unrealized appreciation recognized in
prior years on PFIC's sold during 2002                                   (1,120)
                                                                        -------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2002                             $ 7,225
                                                                        -------
Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2001                                                    $   385

Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2002                                                     --

Unrealized appreciation recognized in
prior years on PFIC's sold during 2002                                     (385)
                                                                        -------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2002                             $    --
                                                                        -------

4.    Transactions with Affiliates

The Funds' investment adviser, Liberty Wanger Asset Management, L.P. ("Liberty WAM"), an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for the overall management of the Funds' business affairs.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to Liberty WAM at the annual rates shown in the table below for each fund.

Liberty Acorn Fund
--------------------------------------------------------------------------------
Net asset value:
For the first $700 million                                                  .75%
Next $1.300 billion                                                         .70%
Net assets in excess of $2 billion                                          .65%

Liberty Acorn International
--------------------------------------------------------------------------------
Net asset value:
For the first $100 million                                                 1.20%
Next $400 million                                                           .95%
Net assets in excess of $500 million                                        .75%

Liberty Acorn USA
--------------------------------------------------------------------------------
Net asset value:
For the first $200 million                                                  .95%
Net assets in excess of $200 million                                        .90%

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
On average daily net assets:                                                .95%

Liberty Acorn Twenty
--------------------------------------------------------------------------------
On average daily net assets:                                                .90%

        >Expense Limit

The Funds' adviser has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Liberty Acorn Foreign Forty Class A, Class B and Class C shares and 1.35% of the average annual net assets for Liberty Acorn Twenty Class A, Class B and Class C shares, respectively.

      Liberty WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.

      Liberty Funds Distributor, Inc. (the "Distributor"), an indirect subsidiary of Fleet, is each Fund's principal underwriter. For the year ended December 31, 2002, Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty have been advised that the Distributor retained $791,119 underwriting discounts on the sale of Class A shares and received contingent deferred sales charges of $1,483,339, $117,890, $172,205, $98,690, and $13,717, respectively, on Class A,
Class B and Class C share redemptions.

      Each Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% of the average net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75% and 0.75%, annually, of the

                                                                    A I U F40 20

Liberty Acorn Family of Funds
      >Notes to Financial Statements continued

average daily net assets attributable to Class A, Class B and Class C shares, respectively.

      The contingent deferred sales charges and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

      Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Adviser, provides shareholder services to the Fund and receives reimbursement for certain out of pocket expenses. Transfer agent fees are comprised of 0.07% annually of the average daily net assets attributable to Class A, Class B and Class C shares plus charges based on the number of shareholder accounts and transactions.

      Certain officers and trustees of the Trust are also officers of Liberty WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Liberty WAM. Trustees' fees and expenses for the year ended December 31, 2002 are as follows:

                                                                      Year Ended
                                                                    December 31,
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Liberty Acorn Fund                                                          $301
Liberty Acorn International                                                   96
Liberty Acorn USA                                                             17
Liberty Acorn Foreign Forty                                                   13
Liberty Acorn Twenty                                                          15

      The Trust provides a deferred compensation plan for its independent trustees. Under this deferred compensation plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the participant. Benefits are payable upon retirement.

      During the year ended December 31, 2002, the Funds engaged in purchases and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

Funds                                                   Purchases          Sales
--------------------------------------------------------------------------------
(in thousands)

Liberty Acorn Fund                                        $8,836          $2,201
Liberty Acorn International                                9,652           5,822
Liberty Acorn USA                                             --             480
Liberty Acorn Foreign Forty Fund                             546             823
Liberty Acorn Twenty Fund                                    384              --

5.    Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the year ended December 31, 2002.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2002 were:

Liberty Acorn Fund
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Investment securities
  Purchases                                                           $2,045,844
  Proceeds from sales                                                    678,890
================================================================================

Liberty Acorn International
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Investment securities
  Purchases                                                           $  761,252
  Proceeds from sales                                                    852,166
================================================================================

Liberty Acorn USA
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Investment securities
  Purchases                                                           $  182,553
  Proceeds from sales                                                     92,203
================================================================================

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Investment securities
  Purchases                                                           $   38,295
  Proceeds from sales                                                     47,417
================================================================================

Liberty Acorn Twenty
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Investment securities
  Purchases                                                           $  119,852
  Proceeds from sales                                                     45,879
================================================================================

A I U F40 20

Report of Independent Auditors

To the Board of Trustees and Shareholders of Liberty Acorn Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments of Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty, comprising the Liberty Acorn Trust, as of December 31, 2002, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Liberty Acorn Trust as of December 31, 2002, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                        ERNST & YOUNG LLP

Chicago, Illinois
February 7, 2003

                                                                    A I U F40 20

Notes

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A I U F40 20

Board of Trustees and Management of Acorn

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the six series of Acorn. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.

------------------------------------------------------------------------------------------------------------------------------------
                                  Year First
                                  Elected or
Name, Position(s) with Acorn      Appointed          Principal Occupation(s) during
and Age at January 1, 2003        to Office                  Past Five Years                           Other Directorships
------------------------------------------------------------------------------------------------------------------------------------
                                     Trustees who are not interested persons of Acorn:
------------------------------------------------------------------------------------------------------------------------------------
Margaret Eisen, 49,                  2002        Formerly managing director, DeGuardiola    Chair, Institute for Financial Markets;
Trustee                                          Advisors; formerly managing director,      director, Global Financial Group
                                                 North American Equities at General         (venture capital fund of funds)
                                                 Motors Asset Management; prior thereto,
                                                 director of Worldwide Pension
                                                 Investments for DuPont Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Leo A. Guthart, 65,                  1994        Executive vice president, Honeywell        AptarGroup, Inc. (producer of dispensing
Trustee                                          International (home and building           valves, pumps and closures); Symbol
                                                 control); Chairman, Cylink Corporation     Technologies, Inc. (manufacturer of
                                                 (supplier of encryption equipment);        bar code scanning equipment)
                                                 former chairman of the board of
                                                 trustees, Hofstra University; chairman
                                                 and chief executive officer, Topspin
                                                 Partners, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Jerome Kahn, Jr., 68, Trustee        1987        Former president, William Harris           None.
                                                 Investors, Inc. (investment adviser).
------------------------------------------------------------------------------------------------------------------------------------
Steven N. Kaplan, 43, Trustee        1999        Neubauer Family Professor of               None.
                                                 Entrepreneurship and Finance, Graduate
                                                 School of Business, University of
                                                 Chicago.
------------------------------------------------------------------------------------------------------------------------------------
David C. Kleinman, 67,               1972        Adjunct professor of strategic             Sonic Foundry, Inc. (software); AT&T
Trustee                                          management, University of Chicago          Latin America.
                                                 Graduate School of Business; Business
                                                 consultant.
------------------------------------------------------------------------------------------------------------------------------------
Allan B. Muchin, 67,                 1998        Chairman emeritus, Katten Muchin Zavis     Alberto-Culver Company (toiletries);
Trustee                                          Rosenman (law firm).                       Carl Buddig & Company.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Nason, 66,                 1998        Consultant and private investor since      None.
Trustee and chairman                             1998; from 1990-1998, executive partner
                                                 and chief executive officer, member of
                                                 the executive committee of Grant
                                                 Thornton, LLP (public accounting firm)
                                                 and member of the policy board of Grant
                                                 Thornton International.
------------------------------------------------------------------------------------------------------------------------------------
John A. Wing, 67,                    2002        Frank Wakely Gunsaulus Professor of Law    AmerUs Life Holdings (life insurance);
Trustee                                          and Finance, and chairman of the Center    LDF, Inc. and Labe Federal Bank
                                                 for the Study of Law and Financial         (banking); Margo Caribe, Inc. (farming).
                                                 Markets, Illinois Institute of
                                                 Technology; prior thereto, chairman of
                                                 the board and chief executive officer of
                                                 ABN-AMRO Incorporated, formerly The
                                                 Chicago Corporation; chief executive
                                                 officer of Market Liquidity Network,
                                                 LLC.
------------------------------------------------------------------------------------------------------------------------------------
                                      Trustees who are an interested person of Acorn:
------------------------------------------------------------------------------------------------------------------------------------
Charles P. McQuaid, 49,              1994        Portfolio manager since 1995 and           None.
Trustee and Senior                               director of research since July 1992 of
Vice President(1)                                Liberty WAM; Principal, WAM from July
                                                 1995 to September 29, 2000; senior vice
                                                 president, Wanger Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
Ralph Wanger, 68,                    1994        President, Chief Investment Officer and    Wanger Advisors Trust (4 portfolios).
Trustee and President*(1)                        portfolio manager, Liberty WAM since
                                                 1992; principal, WAM from July 1992
                                                 until September 29, 2000; president, WAM
                                                 Ltd. from July 1992 to September 29,
                                                 2000; president and director, WAM
                                                 Acquisition GP, Inc. since September 29,
                                                 2000; president, Wanger Advisors Trust;
                                                 director, Wanger Investment Company plc.
------------------------------------------------------------------------------------------------------------------------------------
                                                    Officers of Acorn:
------------------------------------------------------------------------------------------------------------------------------------
J. Kevin Connaughton, 38,            2001        Treasurer of the Liberty Funds and of      None.
Assistant Treasurer                              the Liberty All-Star Funds since
                                                 December, 2000 (formerly controller of
                                                 the Liberty Funds and of the Liberty
                                                 All-Star Funds from February 1998 to
                                                 October 2000); Treasurer of the Stein
                                                 Roe Funds since February 2001 (formerly
                                                 controller from May 2000 to February
                                                 2001); Treasurer of the Galaxy Funds
                                                 since September 2002; senior vice
                                                 president of Liberty Funds Group since
                                                 January 2001 (formerly vice president of
                                                 Colonial Management Associates from
                                                 February 1998 to October 2000); Senior
                                                 Tax Manager, Coopers & Lybrand, LLP from
                                                 April 1996 to January 1998.
------------------------------------------------------------------------------------------------------------------------------------
Kevin S. Jacobs, 41,                 2001        Assistant vice president, Liberty Funds    None.
Assistant Secretary                              Group since June 2000; senior legal
                                                 product manager, First Union Corp.
                                                 September 1999 to June 2000; prior
                                                 thereto, senior legal product manager,
                                                 Colonial Management Associates.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Kalina, 43,               1995        Chief financial officer, Liberty WAM       None.
Assistant Treasurer                              since April 2000; assistant treasurer,
                                                 Wanger Advisors Trust; fund controller,
                                                 Liberty WAM since September 1995;
                                                 director, New Americas Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
Bruce H. Lauer, 45,                  1995        Chief operating officer, Liberty WAM       None.
Vice President, Secretary                        since April 1995; principal, WAM from
and Treasurer                                    January 2000 to September 29, 2000; vice
                                                 president, treasurer and assistant
                                                 secretary, Wanger Advisors Trust;
                                                 director, Wanger Investment Company plc
                                                 and New Americas Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jean Loewenberg, 57,                 2002        General counsel, Columbia Management       None.
Assistant Secretary                              Group, Inc. since December 2001; senior
                                                 vice president since November 1996 and
                                                 assistant general counsel since
                                                 September, Fleet National Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Mohn, 41,                  1997        Analyst and portfolio manager, Liberty     None.
Vice President                                   WAM since August 1992; principal, WAM
                                                 from 1995 to September 29, 2000; vice
                                                 president, Wanger Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
Todd Narter, 38,                     2001        Analyst and portfolio manager, Liberty     None.
Vice President                                   WAM since June 1997; vice president,
                                                 Wanger Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
Christopher Olson, 38,               2001        Analyst and portfolio manager, Liberty     None.
Vice President                                   WAM since January 2001; vice president,
                                                 Wanger Advisors Trust; prior thereto,
                                                 director and portfolio strategy analyst
                                                 with UBS Asset Management/Brinson
                                                 Partners.
------------------------------------------------------------------------------------------------------------------------------------
John H. Park, 35,                    1998        Analyst and portfolio manager, Liberty     None.
Vice President                                   WAM since July 1993; principal, WAM from
                                                 1998 to September 29, 2000; vice
                                                 president, Wanger Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
Vincent P. Pietropaolo, 37,          2001        Vice president and Counsel, Liberty        None.
Assistant Secretary                              Funds Group since December 1999;
                                                 associate, Morgan Lewis & Bockius,
                                                 October 1998 to December 1999; product
                                                 manager, Putnam Investments April 1997
                                                 to October 1998.
------------------------------------------------------------------------------------------------------------------------------------
Joseph Turo, 35,                     2002        Assistant General Counsel, Columbia        None.
Assistant Secretary                              Management Group, Inc. since January
                                                 2002; senior counsel, Fleet National
                                                 Bank since August 1997; prior thereto,
                                                 associate, Ropes & Gray.
------------------------------------------------------------------------------------------------------------------------------------
Leah J. Zell, 53,                    1994        Analyst, and portfolio manager, Liberty    None.
Vice President*                                  WAM since July 1992; vice president,
                                                 Wanger Advisors Trust; director and
                                                 managing member of trust committee, Chai
                                                 Trust Company.
------------------------------------------------------------------------------------------------------------------------------------

(1) Trustee who is an "interested person" of the Trust and of Liberty WAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and an employee of Liberty WAM.

The address for the trustees and officers of the Trust is Liberty Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. Acorn's Statement of Additional Information includes additional information about Acorn's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

                                                 Liberty Funds Distributor, Inc.
                                                          One   Financial Center
                                                           Boston, MA 02111-2621
                                                                  1-800-426-3750
                                                            www.libertyfunds.com

*     Mr. Wanger and Ms. Zell are married to each other.

                                                                    A I U F40 20

The Liberty Acorn
---------------------
      Family of Funds

                                  Investment Adviser

                                  Liberty Wanger Asset Management, L.P.
                                  227 West Monroe Street, Suite 3000
                                  Chicago, Illinois 60606
                                  1-800-922-6769

                                  Distributor

                                  Liberty Funds Distributor, Inc.
                                  One Financial Center
                                  Boston, Massachusetts 02111-2621

                                  Transfer Agent, Dividend Disbursing Agent

                                  Liberty Funds Services, Inc.
                                  P.O. Box 8081
                                  Boston, Massachusetts 02266-8081
                                  1-800-962-1585

                                  Legal Counsel

                                  Bell, Boyd & Lloyd LLC
                                  Chicago, Illinois

                                  Independent Auditors

                                  Ernst & Young LLP
                                  Chicago, Illinois

                                  This report, including the schedules of
                                  investments, is submitted for the general information of the shareholders of Liberty Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

                                  Find out what's new - visit our web site at:

                                  www.libertyfunds.com

                                  Our e-mail address is:

                                  ServiceInquiries@ColumbiaManagement.com

                                  Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Acorn Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:

Liberty Acorn Funds

A I U F40 20

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids' education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long-term. It's a relationship that's focused on you and your needs.

Liberty Acorn Funds Annual Report, December 31, 2002               -------------
                                                                    PRSRT STD
[LOGO](TM) Liberty Funds                                            U.S. POSTAGE
                                                                       PAID
           A Member of Columbia Management Group                   HOLLISTON, MA
                                                                   PERMIT NO. 20
                                                                   -------------

           (C)2002 Liberty Funds Distributor, Inc.
           A Member of Columbia Management Group
           One Financial Center, Boston, MA 02111-2621

                                              ACN-02/468M-0103 (02/03) (03/0480)